As filed with the Securities and Exchange Commission on April 28, 2008
File Nos. 2-69062 and 811-3091

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 37 and/or	|X|
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 39	|X|
(Check appropriate box or boxes)

BlackRock Series Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway Wilmington, Delaware 19809 (Address of Principal Executive Offices)

1-800-441-7762 (Registrant’s Telephone Number, including Area Code)

Donald C. Burke BlackRock Series Fund, Inc. 800 Scudders Mill Road Plainsboro, New Jersey 08536 (Name and Address of Agent for Service)

Copies to:
WILLKIE FARR & GALLAGHER LLP 787 Seventh Avenue New York, New York 10019-6099 Attention: Joel Goldberg, Esq.	Howard B. Surloff, Esq. BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, Delaware 19809

It is proposed that this filing will become effective (check appropriate box)
| |	immediately upon filing pursuant to paragraph (b) of Rule 485
|X|	on May 1, 2008 pursuant to paragraph (b) of Rule 485
| |	60 days after filing pursuant to paragraph (a)(1) of Rule 485
| |	on (date) pursuant to paragraph (a)(1) of Rule 485
| |	75 days after filing pursuant to paragraph (a)(2) of Rule 485
| |	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
| |	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

        BlackRock Series Fund, Inc. (the “Fund”) is an open-end management investment company that has a wide range of investment objectives among its eight separate portfolios. This Prospectus relates to BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio, BlackRock High Income Portfolio, BlackRock Government Income Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio and BlackRock Total Return Portfolio, (hereinafter referred to as the “Portfolios” or individually as a “Portfolio”). A table of contents may be found in each prospectus.

        The investment adviser of the Portfolios is BlackRock Advisors, LLC (the “Investment Adviser”). The Investment Adviser is a subsidiary of BlackRock, Inc., a publicly held corporation. The distributors of the Portfolio are BlackRock Distributors, Inc. and FAM Distributors, Inc., (each a “Distributor”), each an affiliate of the Investment Adviser.

        The Portfolios are sold to separate accounts (“Separate Accounts”) of certain insurance companies to fund benefits under variable annuity contracts (“Variable Annuity Contracts”) and/or variable life insurance contracts (together with the Variable Annuity Contracts, the “Contracts”) issued by such companies. The Fund’s Portfolios are currently sold to Merrill Lynch Life Insurance Company (“MLLIC”), ML Life Insurance Company of New York (“ML of New York”), and Monarch Life Insurance Company (“Monarch Life”) collectively (the “Insurance Companies”).

EQUITIES FIXED   INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES   BLACKROCK   SOLUTIONS

BlackRock Series Fund, Inc.

Prospectus
May 1, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

BlackRock Balanced Capital Portfolio

Key Facts	BlackRock Balanced Capital Portfolio at a Glance	3
	Risk/Return Bar Chart	4
	Fees and Expenses	5
	Financial Highlights	6

Details About the	How the Portfolio Invests	7
Portfolio	Investment Risks	9
	Other Important Information

Your Account	The Insurance Companies	A-3
	Investment Strategies	A-3
	How to Buy and Sell Shares	A-12

Management of the	BlackRock Advisors, LLC	A-16
Portfolio	Additional Information	A-18

For More Information	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

BlackRock Balanced Capital Portfolio

Key Facts

BlackRock Balanced Capital Portfolio at a Glance

IMPORTANT DEFINITIONS
In an effort to help you better understand
the many concepts involved in making an
investment decision, we have defined the
highlighted terms in this prospectus in the
sidebar.

Total Investment Return — the
combination of capital appreciation and
investment income.

Equity Securities — common stock,
preferred stock, securities convertible into
common stock, or securities or other
instruments whose price is linked to the
value of common stock.

Fixed-income securities — securities,
including debt securities, that represent an
obligation by the issuer to pay a specified
rate of interest or dividend at specified
times.

Investment Grade — any of the four
highest debt obligation rating categories
used by recognized rating agencies,
including Moody’s, Standard & Poor’s and
Fitch Ratings.

Credit Risk — the risk that the issuer of a
bond or other fixed-income security will be
unable to pay the interest or principal
when due.

Prepayment Risk — the risk that certain
obligations will be paid off by the obligor
more quickly than anticipated. In this event,
the Portfolio may be required to invest the
proceeds in securities with lower yields.

Extension Risk — the risk that, when
interest rates rise, certain obligations will
be paid off by the obligor more slowly than
anticipated, causing the value of these
securities to fall.

Mid-Capitalization Companies — The
Investment Adviser currently defines these
companies as those with market
capitalizations between $5 billion and $10
billion at the time of purchase.
Capitalization refers to the market value of
the company and is calculated by
multiplying the number of shares
outstanding by the current price per share.

Large Capitalization Companies —
capitalization refers to the market value of
the company and is calculated by
multiplying the number of shares
outstanding by the current price per share.
The Investment Adviser currently defines
these companies as those with market
capitalizations of $10 billion or more at
the time of purchase. Larger companies
may be more likely to have the staying
power to get them through all economic
cycles; however their size may also make
them less flexible and innovative than
smaller companies.

What is the Portfolio’s investment objective?

The investment objective of the Portfolio is to seek high total investment return.

What are the Portfolio’s main investment strategies?

The Portfolio tries to choose some investments that will increase in value and others that pay dividends or interest. The Portfolio invests in U.S. and foreign equity securities and fixed income securities of any maturity. The Portfolio usually invests more in equity securities than in fixed income securities. The proportion the Portfolio invests in each category at any given time depends on Portfolio management’s view of how attractive that category appears to the other. The Portfolio intends to invest at least 25% of its assets in equity securities and at least 25% of its assets in fixed income senior securities, such as debt securities, of any maturity or duration. When investing in fixed-income securities, the Portfolio will invest primarily in investment grade fixed-income securities. The Portfolio may invest its assets in mortgage-backed and asset-backed securities. The Portfolio may also invest in foreign securities including securities denominated in foreign currencies. Portfolio management chooses securities using a fundamental, value-oriented investment style.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur because a particular stock market in which the Portfolio invests is rising or falling. Changes in the value of the Portfolio’s fixed income securities may occur in response to interest rate movements. Generally, when interest rates increase, the value of fixed-income securities decrease. Also, the Investment Adviser may select securities that underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. Changes in the value of the Portfolio’s equity and fixed-income investments may also occur as the result of specific factors that affect the value of a particular investment. For certain debt instruments, these specific factors include the possibility that the issuer may default on its obligation. The Portfolio may invest a substantial portion of its assets in the securities of mid-capitalization companies, which may be less liquid and more volatile than the securities of large-capitalization companies. If the value of the Portfolio’s investments decreases, you may lose money.

With respect to its equity investments, the Portfolio follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value-oriented investment style may over time go in and out of favor. When the value-oriented investment style is out of favor, the Portfolio may underperform other equity funds that use a different investment style.

The Portfolio is subject to credit risk. Mortgage-backed and asset-backed securities may be subject to prepayment risk (when interest rates fall) or extension risk (when interest rates rise). Mortgage-backed securities may be issued by the U.S. Government or its agencies or instrumentalities, or by

BlackRock Balanced Capital Portfolio	3

IMPORTANT DEFINITIONS
Currency Risk — the risk that changes in
the exchange rate between currencies will
adversely affect the value (in U.S. dollar
terms) of an investment.

Contract — the Portfolio offers its shares
only to participating insurance companies.
These insurance companies write variable
annuity and/or variable life insurance
contracts that allow the contract owner to
choose the Portfolio as an investment
option. The contract owner does not
become a Portfolio shareholder.

government sponsored enterprises, as well as private issuers. Mortgage-backed securities may often not, therefore, be backed by the full faith and credit of the United States government.

The Portfolio may invest in foreign investments which can involve special risks, including foreign currency risk and substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance contract for contract owners who:

  Are investing for long term goals
  Want a professionally managed portfolio
  Are looking for exposure to a variety of asset classes, including investments in foreign markets
  Are willing to accept higher risk in exchange for potentially higher long term returns
  Are not looking for a significant amount of current income

Risk/Return Bar Chart

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns of the Portfolio’s shares for the periods shown with those of the Standard & Poor’s (“S&P”) 500 Index and the Lehman Brothers U.S. Aggregate Bond Index, each a broad measure of market performance. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 13.91% (quarter ended December 31, 1999) and the lowest return for a quarter was -12.77% (quarter ended September 30, 2002). The year-to-date return as of March 31, 2008 was -5.17%.

4	BlackRock Balanced Capital Portfolio

Average Annual Total Returns
(for the periods ended December 31, 2007)	One Year	Five Years	Ten Years

BlackRock Balanced Capital Portfolio	5.64%	10.65%	5.49%

S&P 500 Index(a)	5.49%	12.83%	5.91%

Lehman Brothers U.S. Aggregate Bond Index(b)	6.97%	4.42%	5.97%

(a)	The S&P 500® Index is a widely recognized, unmanaged index of common stock prices. Performance of the Index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

(b)	The Lehman Brothers U.S. Aggregate Bond Index, a widely recognized unmanaged market- weighted index, is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and Government agency issues at least one year to maturity. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

Fees and Expenses

UNDERSTANDING EXPENSES
Portfolio investors pay various fees and
expenses, either directly or indirectly.
Listed below are some of the main types
of expenses that the Portfolio may charge:

Expenses paid indirectly by the
shareholder:

Annual Portfolio Operating Expenses —
expenses that cover the costs of operating
the Portfolio.

Management Fee — a fee paid to the
Investment Adviser for managing the
Portfolio.

Distribution Fees — fees used to support
the Portfolio’s marketing and distribution
efforts, such as compensating financial
advisers and other financial
intermediaries, advertising and promotion.
Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Portfolio invests a portion of its assets.

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses
that are deducted from Portfolio assets)

Management Fees	0.34%

Distribution and/or Service (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)(c)	0.07%

Total Annual Portfolio Operating Expenses(b)(c)	0.41%

(a)	PFPC Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

(b)	Pursuant to a Fee Waiver/Expense Reimbursement Agreement between the Fund and the Investment Adviser, the Investment Adviser waives its management fees and/or reimburses the expenses of each Portfolio which exceed 0.50% (excluding Acquired Fund Fees and Expenses) of its average daily net assets. This agreement has a one year term and is renewable. For the fiscal year ended December 31, 2007, the Total Annual Portfolio Operating Expenses did not exceed this amount.

(c)	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$42	$132	$230	$518

BlackRock Balanced Capital Portfolio	5

Financial Highlights

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	BlackRock Balanced Capital Portfolio

	For the Year Ended December 31,

	2007	2006	2005	2004	2003

Per Share Operating Performance:

Net asset value, beginning of year	$ 15.83	$ 14.24	$ 13.95	$ 13.13	$ 11.07

Investment income — net(a)	..44	..40	..31	..27	..27

Realized and unrealized gain — net	..45	1.61	..31	..86	2.09

Total from investment operations	..89	2.01	..62	1.13	2.36

Less dividends from investment income — net	(.47)	(.42)	(.33)	(.31)	(.30)

Net asset value, end of year	$ 16.25	$ 15.83	$ 14.24	$ 13.95	$ 13.13

Total Investment Return(b):

Based on net asset value per share	5.64%	14.09%	4.45%	8.64%	21.29%

Ratios to Average Net Assets:

Expenses	..41%	..42%	..42%	..40%	..40%

Investment income — net	2.63%	2.69%	2.19%	2.00%	2.24%

Supplemental Data:

Net assets, end of year (in thousands)	$809,360	$862,210	$847,520	$913,930	$962,519

Portfolio turnover	451%	113%	90%	86%	105%

(a)	Based on average shares outstanding.

(b)	Total investment returns exclude insurance-related fees and expenses.
6	BlackRock Balanced Capital Portfolio

Details About the Portfolio

How the Portfolio Invests

ABOUT THE PORTFOLIO MANAGERS
Kurt Schansinger is the portfolio manager
responsible for asset allocation and the
management of the equity portion of the
Portfolio. BlackRock Advisors’ Core Bond
Team manages the fixed income portion of
the Portfolio. The investment professionals
of the fixed income team are Scott Amero,
Matthew Marra and Andrew Phillips.
ABOUT THE INVESTMENT ADVISER AND SUB-ADVISERS
The Portfolio is managed by BlackRock
Advisors, LLC (“Investment Adviser” and “BlackRock”) and sub-
advised by BlackRock Investment
Management, LLC and BlackRock Financial
Management, Inc. As used in this
Prospectus, the terms “Investment
Adviser” and “BlackRock include where
applicable, the sub-advisers.

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

The Portfolio invests in U.S. and foreign equity securities and fixed income securities (including fixed-income securities and money market securities). The Portfolio usually invests more in equity securities than in fixed income securities. The equity securities in which the Portfolio invests consist of:

  Common stock
  Preferred stock
  Securities convertible into common stock
  Derivative securities, the value of which is based on a common stock or group of common stocks

The Investment Adviser will select the percentages of the total portfolio invested in equity securities and fixed-income securities based on its perception of the relative valuation of each asset class compared with that asset class’ historical valuation levels. The Portfolio presently has a policy (which may be changed by the Board of Directors) of investing at least 25% of its assets in fixed-income senior securities, such as debt securities. The Portfolio intends at all times to invest no less than 25% of its assets in equity securities. When the Investment Adviser believes equity securities generally are reasonably valued or undervalued, the Investment Adviser will focus on equity investments. When the Investment Adviser believes equity securities generally are valued at high levels, however, the Investment Adviser may increase the percentage of the Portfolio’s assets invested in fixed-income securities. The Investment Adviser may increase the Portfolio’s investments in fixed-income securities whenever it believes that it is appropriate to do so in order to seek to reduce the level of risk in the Portfolio or because it believes that investments in fixed-income securities could potentially provide higher total returns than equity investments.

The equity securities in which the Portfolio invests will primarily be common stocks of mid- and large-capitalization companies, although the Portfolio may invest in the securities of smaller or emerging growth companies. For purposes of this investment strategy, the Investment Adviser currently defines mid-capitalization companies to be companies whose market capitalization at the time of purchase is between $5 billion and $10 billion and large-capitalization companies to be companies whose market capitalization at the time of purchase is $10 billion or more. These definitions may change as market conditions change.

Portfolio management chooses equity securities using a fundamental, value oriented investment style. This means that the Portfolio seeks to invest in companies that the Investment Adviser believes to be undervalued relative to the market. A company’s stock is undervalued when the stock’s current price is less than what the Investment Adviser believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, rate of return on capital, product development, quality of management and overall business prospects. A company’s stock may become undervalued when most

BlackRock Balanced Capital Portfolio	7

investors fail to perceive the company’s strengths in one or more of these areas. The Investment Adviser may also determine that a company is undervalued if its stock price is down because of temporary factors from which the Investment Adviser believes the company will recover. The Investment Adviser will seek to invest in the stock of mid-to large-cap “quality” companies with strong financial resources, reasonable rates of return on capital and experienced management whenever the Investment Adviser believes such stocks are undervalued.

The fixed-income securities in which the Portfolio invests consist of:

  U.S. Government securities
  Corporate debt securities issued by U.S. and foreign companies
  Asset-backed securities
  Mortgage-backed securities
  Preferred stock issued by U.S. and foreign companies
  Corporate debt securities and preferred stock convertible into common stock
  Foreign sovereign debt instruments
  Money market securities

The Portfolio may invest in fixed-income securities of any duration or maturity. The Portfolio will invest primarily in investment grade fixed-income securities.

The Portfolio may invest in various types of mortgage-backed securities. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other debt securities.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers. (The Portfolio’s investments in American Depositary Receipts are not subject to this limitation.) The Portfolio may invest in issuers from any country. The Investment Adviser, however, anticipates that a substantial portion of the Portfolio’s foreign equity and debt investments will primarily be in issuers in Canada, the developed markets of Europe, Australia and New Zealand, and certain Caribbean countries, although the Portfolio may also invest in issuers located elsewhere, including high credit-quality sovereign and corporate issuers in emerging markets.

The Portfolio has no stated minimum holding period for investments, and will buy or sell securities whenever the Investment Adviser sees an appropriate opportunity.

In addition to the main strategies outlined above, the Portfolio may also use certain other strategies.

Although the Investment Adviser anticipates that the Portfolio will invest primarily in debt securities that are rated investment grade, the Portfolio may invest up to 10% of its net assets in fixed-income securities rated below investment grade by the NRSROs or unrated securities which, in the opinion of Portfolio management, are of comparable credit quality.

The Portfolio may invest in securities denominated in currencies other than the U.S. dollar. The Portfolio’s return on investments denominated in foreign currencies will be affected by changes in currency exchange rates. The Portfolio may engage in currency transactions.

The Portfolio may use derivatives, including but not limited to interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes and to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Standard & Poor’s 500 Index (“S&P 500”) or Lehman Brothers Aggregate Bond Index. The Portfolio may also invest in credit linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities. The Portfolio may also invest in repurchase agreements, illiquid and restricted securities, when-issued and delayed-delivery securities, and forward commitments.

8	BlackRock Balanced Capital Portfolio

IMPORTANT DEFINITIONS
Short Sale — a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market price of that security.

The Portfolio may engage in short sales with respect to the fixed income portion of its portfolio. The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. The Portfolio may also make short sales “against the box” without limitation. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The Portfolio may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

As a temporary defensive measure, the Portfolio may invest without limitation in cash or money market securities. Normally a portion of the Portfolio’s assets would be held in these securities in anticipation of investment in equities or to meet redemptions. Investments in money market securities can be sold easily and have limited risk of loss. These investments may affect the Portfolio’s ability to achieve its investment objective.

Investment Risks

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

Other Important Information and Statement of Additional Information

Kurt Schansinger is the portfolio manager of the Portfolio. Mr. Schansinger is responsible for the day-to-day management of the Portfolio, asset allocation and the selection of the Portfolio’s equity investments. He has been the Portfolio’s portfolio manager since 1996. Mr. Schansinger has been Managing Director of BIM since 2006, Mr. Schansinger was a Managing Director of MLIM from 1997 to 2006 and was a portfolio manager with MLIM from 1996 to 2006.

The Portfolio invests a portion of its assets in fixed-income investments, which have been managed since 2006 by the Core Bond Team, a group of investment professionals comprised of Scott Amero, Matthew Marra and Andrew Phillips. The team works collectively with each member primarily responsible for his area of expertise.

Scott Amero is a Vice Chairman and BlackRock’s Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Leadership Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock Inc.’s publicly-traded real estate investment trust. He has been a Managing Director of BFM since 1990.

Matthew Marra is a Managing Director of BlackRock and is a member of BlackRock’s Fixed Income Portfolio Management Group. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on

BlackRock Balanced Capital Portfolio	9

Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Andrew J. Phillips is a Managing Director of BlackRock and is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. He has been a member of the Investment Adviser’s Fixed Income team since 1991.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Portfolio shares, please see the Statement of Additional Information.

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

10	BlackRock Balanced Capital Portfolio

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BlackRock Fundamental Growth Portfolio

Key Facts	BlackRock Fundamental Growth Portfolio at a Glance	3
	Risk/Return Bar Chart	4
	Fees and Expenses	5
	Financial Highlights	6

Details About the	How the Portfolio Invests	7
Portfolio	Investment Risks	8
	Other Important Information

Your Account	The Insurance Companies	A-3
	Investment Strategies	A-3
	How to Buy and Sell Shares	A-12

Management of the	BlackRock Advisors, LLC	A-16
Portfolio	Additional Information	A-18

For More Information	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

BlackRock Fundamental Growth Portfolio

Key Facts

BlackRock Fundamental Growth Portfolio at a Glance

IMPORTANT DEFINITIONS
In an effort to help you better understand
the many concepts involved in making an
investment decision, we have defined the
highlighted terms in this prospectus in the
sidebar.

Equity Securities — common stock,
preferred stock, securities convertible into
common stock, or securities or other
instruments whose price is linked to the
value of common stock.

Market Capitalization — the number of
shares of a company’s stock, multiplied by
the price per share of that stock. Market
capitalization is a measure of a company’s
size.

Currency Risk — the risk that changes in
the exchange rate between currencies will
adversely affect the value (in U.S. dollar
terms) of an investment.

What is the Portfolio’s investment objective?

The investment objective of the Portfolio is to seek long term growth of capital.

What are the Portfolio’s main investment strategies?

The Portfolio tries to choose investments that will increase in value.

The Portfolio invests primarily in equity securities of U.S. companies. The Portfolio may invest in companies of any size, but emphasizes equity securities of companies with the potential to achieve above-average earnings growth. The Portfolio emphasizes investments in companies with medium to large market capitalization (currently, approximately $2 billion or more). The Portfolio may invest up to 20% of its asset in foreign securities.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur because a particular market in which the Portfolio invests is rising or falling. In addition, there are specific factors that may affect the value of a particular investment. Also, the Investment Adviser may select securities that underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. If the value of the Portfolio’s investments goes down, you may lose money.

The Portfolio follows an investing style that favors growth investments. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investment style may over time go in and out of favor. At times when the growth investment style used is out of favor, the Portfolio may underperform other equity funds that use a different investment style.

The Portfolio may at times invest a substantial portion of its assets in the securities of mid-capitalization companies, which may be less liquid and more volatile than the securities of larger-capitalization companies.

The Portfolio may invest in foreign investments which can involve special risks, including foreign currency risk and substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

BlackRock Fundamental Growth Portfolio	3

IMPORTANT DEFINITIONS
Contract — the Portfolio offers its shares
only to participating insurance companies.
These insurance companies write variable
annuity and/or variable life insurance
contracts that allow the contract owner to
choose the Portfolio as an investment
option. The contract owner does not
become a Portfolio shareholder.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance contract for contract owners who:

  Are investing with long term goals
  Want a professionally managed and diversified portfolio of U.S. equity securities
  Are willing to accept higher risk in exchange for potentially higher long term returns
  Are not looking for a significant amount of current income

Risk/Return Bar Chart

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with the Standard & Poor’s (S&P) 500 Index and the S&P 500 Citigroup Growth Index, each a broad measure of market performance. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 28.55% (quarter ended December 31, 1998) and the lowest return for a quarter was -16.63% (quarter ended June 30, 2002). The year-to-date return as of March 31, 2008 was -11.27%.

Average Annual Total Returns
(for the periods ended December 31, 2007)	One Year	Five Years	Ten Years

BlackRock Fundamental Growth Portfolio	19.83%	13.44%	6.97%

S&P 500 Index(a)	5.49%	12.83%	5.91%

S&P 500 Citigroup Growth Index(b)	9.13%	10.74%	4.42%

(a)	The S&P 500® is a widely recognized, unmanaged index of common stock prices. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

(b)	The S&P 500 Citigroup Growth Index is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth- value spectrum. It is designed to provide a comprehensive measure of large-cap U.S. equity growth performance. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
4	BlackRock Fundamental Growth Portfolio

Fees and Expenses

UNDERSTANDING EXPENSES
Portfolio investors pay various fees and
expenses, either directly or indirectly.
Listed below are some of the main types
of expenses that the Portfolio may charge:

Expenses paid indirectly by the
shareholder:

Annual Portfolio Operating Expenses —
expenses that cover the costs of operating
the Portfolio.

Management Fee — a fee paid to the
Investment Adviser for managing the
Portfolio.

Distribution Fees — fees used to support
the Portfolio’s marketing and distribution
efforts, such as compensating financial
advisers, and other financial
intermediaries, advertising and promotion.

Acquired Fund Fees and Expenses — fees
and expenses charged by other investment
companies in which the Portfolio invests a
portion of its assets.
Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Portfolio invests a portion of its assets.

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses
that are deducted from Portfolio assets)

Management Fees	0.34%

Distribution and/or Service (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)(c)	0.09%

Total Annual Portfolio Operating Expenses(b)(c)	0.43%

(a)	PFPC Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

(b)	Pursuant to a Fee Waiver/Expense Reimbursement Agreement between the Fund and the Investment Adviser, the Investment Adviser waives its management fees and/or reimburses the expenses of each Portfolio which exceed 0.50% (excluding Acquired Fund Fees and Expenses) of its average daily net assets. This agreement has a one year term and is renewable. For the fiscal year ended December 31, 2007, the Total Annual Portfolio Operating Expenses did not exceed this amount.

(c)	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$44	$138	$241	$542

BlackRock Fundamental Growth Portfolio	5

Financial Highlights

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	BlackRock Fundamental Growth Portfolio

	For the Year Ended December 31,

	2007	2006	2005	2004	2003

Per Share Operating Performance:

Net asset value, beginning of year	$ 23.55	$ 22.69	$ 21.19	$ 19.92	$ 15.53

Investment income — net(a)	.17	.21	.19	.21	.08

Realized and unrealized gain — net	4.50	.88	1.52	1.29	4.39

Total from investment operations	4.67	1.09	1.71	1.50	4.47

Less dividends from investment income — net	(.17)	(.23)	(.21)	(.23)	(.08)

Net asset value, end of year	$ 28.05	$ 23.55	$ 22.69	$ 21.19	$ 19.92

Total Investment Return(b):

Based on net asset value per share	19.83%	4.78%	8.06%	7.51%	28.78%

Ratios to Average Net Assets:

Expenses	.43%	.43%	.43%	.40%	.41%

Investment income — net	.66%	.90%	.88%	1.06%	.45%

Supplemental Data:

Net assets, end of year (in thousands)	$233,779	$228,741	$257,059	$290,021	$308,245

Portfolio turnover	81%	75%	79%	71%	104%

(a)	Based on average shares outstanding.

(b)	Total investment returns exclude insurance-related fees and expenses.
6	BlackRock Fundamental Growth Portfolio

Details About the Portfolio

How the Portfolio Invests

ABOUT THE PORTFOLIO MANAGERS
Thomas E. Burke is the portfolio manager of the Portfolio and is primarily responsible for the day-to-day management of the Portfolio.

ABOUT THE INVESTMENT ADVISER AND THE SUB-ADVISER
The Portfolio is managed by BlackRock
Advisors, LLC (“Investment Adviser” and “BlackRock”) and sub-
advised by BlackRock Investment
Management, LLC. As used in this
Prospectus, the terms “Investment
Adviser” and “BlackRock” include where
applicable, the sub-adviser.

IMPORTANT DEFINITIONS
Preferred Stock — a type of equity that typically pays dividends at a fixed rate and gives holders priority over common stock holders with respect to dividend payments and liquidation rights.

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

The Portfolio tries to achieve its objective by investing in a diversified portfolio consisting primarily of common stock.

The Portfolio will generally invest at least 65% of its total assets in the following equity securities:

  Common stock
  Convertible preferred stock
  Securities convertible into common stock
  Rights to subscribe to common stock

Of these securities the Portfolio will generally invest in common stock.

In selecting securities, the Investment Adviser emphasizes common stock of companies that have above-average rates of earnings growth. The Investment Adviser believes that the common stock of companies with above-average rates of earnings growth frequently have the potential for above-average increases in price. On the other hand, such companies tend to have higher stock market valuations. As a result, their shares may be more vulnerable to price declines from unexpected adverse developments. The common stock of these companies also tends to have higher prices relative to stock of companies that do not have above-average rates of earnings growth.

Some, but not all, of the factors that may cause a company to have an above-average rate of earnings growth include:

  Above-average growth rate in sales
  Improvement in its profit margin
  Providing proprietary or niche products or services
  Strong industry growth
  A lead in market share

The Portfolio may invest in companies of any size but emphasizes common stock of companies that have a medium to large stock market capitalization (currently, approximately $2 billion or more).

The Portfolio may sell a security if, for example, the price of the security has increased to a level targeted by the Portfolio, if the Investment Adviser determines that the issuer of the security no longer meets the criteria established by the Investment Adviser for the purchase of a security or if the Investment Adviser finds a more attractive investment opportunity.

The Portfolio may also invest up to 20% of its total assets in the securities of foreign companies. Securities of foreign companies may be in the form of American Depositary Receipts (“ADRs”) or European Depositary Receipts. The Portfolio’s restriction limiting investments in foreign securities to 20% of total assets does not include ADRs.

BlackRock Fundamental Growth Portfolio	7

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investment strategies:

The Portfolio may use derivatives to hedge its investments against market and currency risks and to seek to enhance returns. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the S&P 500 Index. The derivatives that the Portfolio may invest in include futures, forwards, options, indexed securities and inverse securities. The Portfolio may also invest in when-issued and delayed delivery investments and forward commitments, illiquid and restricted securities and repurchase agreements.

The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. These securities can be sold easily and have limited risk of loss but earn only limited returns. The Portfolio may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stock and bonds, or government and money market securities when the Investment Adviser is unable to find enough attractive equity investments and to reduce exposure to equities when the Investment Adviser believes it is advisable to do so, on a temporary basis. Investment in these securities may also be used to meet redemptions. Short-term investments and temporary defensive positions may limit the potential for the Portfolio to achieve its investment objective.

The Portfolio may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

Investment Risks

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

Other Important Information and Statement of Additional Information

Thomas E. Burke is the portfolio manager of the Portfolio and is primarily responsible for its day-to-day management. He has been the portfolio manager of the Portfolio since 2006 and was the associate portfolio manager from 2002 to 2006. Mr. Burke has been a Managing Director of BlackRock since 2007. He was a Director with BlackRock from 2006 to 2007. Mr. Burke joined BlackRock in 2006. Prior to joining BlackRock, he was a Director of Merrill Lynch Investment Managers L.P. (“MLIM”), from 1998 to 2006 and has been a portfolio manager with BlackRock or MLIM since 1998.

For more information about the portfolio manager’s compensation, other accounts he manages and his ownership of Portfolio shares, please see the Statement of Additional Information.

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

8	BlackRock Fundamental Growth Portfolio

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BlackRock Global Allocation Portfolio

Key Facts	BlackRock Global Allocation Portfolio at a Glance	3
	Risk/Return Bar Chart	4
	Fees and Expenses	5
	Financial Highlights	6

Details About the	How the Portfolio Invests	7
Portfolio	Investment Risks	9
	Other Important Information

Your Account	The Insurance Companies	A-3
	Investment Strategies	A-3
	How to Buy and Sell Shares	A-12

Management of the	BlackRock Advisors, LLC	A-16
Portfolio	Additional Information	A-18

For More Information	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

BlackRock Global Allocation Portfolio

Key Facts

BlackRock Global Allocation Portfolio at a Glance

IMPORTANT DEFINITIONS
In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.
Total Investment Return — the combination of capital appreciation and investment income.
Equity securities — common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.
Credit Risk — the risk that the issuer of a bond or other fixed-income security will be unable to pay the interest or principal when due.
Call and Redemption Risk — the risk a
bond’s issuer may call a bond held by the
Portfolio for redemption before it matures.

Liquidity Risk — the risk that certain
securities may be difficult or impossible to
sell at the time that the seller would like
or at the price that the sell.

Leverage Risk — the risk associated with
certain types of investments or trading
strategies that relatively small market
movements may result in large changes in
the value of an investment.

Currency Risk — the risk that changes in
the exchange rate between currencies will
adversely affect the value (in U.S. dollar
terms) of an investment.

What is the Portfolio’s investment objective?

The investment objective of the Portfolio is to seek high total investment return.

What are the Portfolio’s main investment strategies?

The Portfolio tries to choose some investments that will increase in value and others that pay dividends or interest.

The Portfolio invests in a portfolio of equity, debt and money market securities. Generally, the Portfolio will invest in both equity securities and debt. At any given time, however, the Portfolio may emphasize either debt securities or equity securities. In selecting equity investments, the Portfolio mainly seeks securities that the Investment Adviser believes are undervalued. The Portfolio may buy debt securities with varying maturities. The Portfolio may invest up to 35% of its total assets in high yield or “junk” bonds. When choosing investments, the Investment Adviser considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates. The Portfolio generally seeks diversification across markets, countries, industries and issuers as one of its strategies to reduce volatility.

Generally, the Portfolio will invest primarily in the securities of corporate and governmental issuers located in North and South America, Europe, Australia and the Far East. The Portfolio may emphasize foreign securities when the Investment Adviser expects these investments to outperform U.S. securities. When choosing investment markets, the Investment Adviser considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur because a particular market in which the Portfolio invests is rising or falling or in response to interest rate changes. In addition, there are specific factors that may affect the value of a particular investment. Also, Portfolio management may select securities that underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. Changes in the value of the Portfolio’s debt investments may also occur in response to interest rate movements. Generally, when interest rates increase, the value of debt securities decreases. If the value of the Portfolio’s investments decreases, you may lose money.

The Portfolio’s investments in debt securities may also be subject to credit risk and call and redemption risk. In addition, high yield or “junk” bonds may be volatile and subject to liquidity, leverage and credit risk.

The Portfolio may invest a substantial portion of its assets in foreign securities. Foreign investments can involve special risks, including foreign currency risk and the substantial volatility due to adverse political, economic

BlackRock Global Allocation Portfolio	3

IMPORTANT DEFINITIONS
Contract — the Portfolio offers its shares
only to participating insurance companies.
These insurance companies write variable
annuity and/or variable life insurance
contracts that allow the contract owner to
choose the Portfolio as an investment
option. The contract owner does not
become a Portfolio shareholder.

or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance contract for contract owners who:

  Are looking for capital appreciation for long term goals, but also seek some current income
  Want a professionally managed portfolio
  Are willing to accept the risk that their investment may fluctuate over the short term
  Are looking for exposure to a variety of foreign markets
  Are willing to accept the risks of foreign investing in order to seek high total investment return

Risk/Return Bar Chart

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with the Financial Times Stock Exchange (FTSE) World Index, and certain other broad based indices. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 17.23% (quarter ended June 30, 2003) and the lowest return for a quarter was -13.37% (quarter ended September 30, 2002). The year-to-date return as of March 31, 2008 was -1.56%.

4	BlackRock Global Allocation Portfolio

Average Annual Total Returns
(for the periods ended December 31, 2007)	One Year	Five Years	Ten Years

BlackRock Global Allocation Portfolio	17.96%	18.84%	9.16%

FTSE World Index(a)	11.32%	18,53%	8.15%

S&P 500 Index(b)	5.49%	12.83%	5.91%

FTSE World Index (Ex. US) Equities(b)	15.91%	24.09%	10.23%

ML Treasury Index GA05(b)	10.42%	3.57%	5.59%

Citigroup Non-U.S. Dollar World
Govt Bond Index (Ex US)(b)	11.45%	7.54%	6.30%

(a)	This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States. Performance of the Index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

(b)	The S&P 500 Index is a widely recognized unmanaged, broad-based index of common stock prices. The FTSE World Index (ex-U.S.) Equities is an unmanaged, capitalization-weighted index comprised of 1,630 companies in 28 countries, excluding the United States. The Merrill Lynch Treasury Index GA05 is an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond. The Citigroup Non-U.S. Dollar World Government Bond Index (ex-U.S.) is an unmanaged, market capitalization-weighted index that tracks ten government bond indices, excluding the United States. Performance of the indices does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

Fees and Expenses

UNDERSTANDING EXPENSES
Portfolio investors pay various fees and
expenses, either directly or indirectly.
Listed below are some of the main types
of expenses that the Portfolio may charge:

Expenses paid indirectly by the
shareholder:

Annual Portfolio Operating Expenses —
expenses that cover the costs of operating
the Portfolio.

Management Fee — a fee paid to the
Investment Adviser for managing the
Portfolio.

Distribution Fees — fees used to support
the Portfolio’s marketing and distribution
efforts, such as compensating financial
advisers, and other financial
intermediaries, advertising and promotion.

Acquired Fund Fees and Expenses — fees
and expenses charged by other investment
companies in which the Portfolio invests a
portion of its assets.

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses
that are deducted from Portfolio assets)

Management Fees	0.34%

Distribution and/or Service (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.17%

Acquired Fund Fees and Expenses(c)	0.04%

Total Annual Portfolio Operating Expenses(b)(c)	0.55%

Contractual Waiver(b)	(.01%)

Net Total Annual Portfolio Operating Expenses(b)	0.54%

(a)	PFPC Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

(b)	Pursuant to a Fee Waiver/Expense Reimbursement Agreement between the Fund and the Investment Adviser, the Investment Adviser waives its management fees and/or reimburses the expenses of each Portfolio which exceed 0.50% (excluding Acquired Fund Fees and Expenses) of its average daily net assets. This agreement has a one year term and is renewable.

(c)	The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include Acquired Fund Fees and Expenses.
BlackRock Global Allocation Portfolio	5

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years(a)	5 Years(a)	10 Years(a)

$ 55	$ 175	$ 306	$ 688

(a)	These expenses do not reflect the continuation of the contractual arrangement described in footnote (b) above beyond the first year. As noted above, this agreement has a one year term and is renewable.

Financial Highlights

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	BlackRock Global Allocation Portfolio

	For the Year Ended December 31,

	2007	2006		2005	2004	2003

Per Share Operating Performance:

Net asset value, beginning of year	$ 17.03	$ 16.35		$ 15.41	$ 13.85	$ 10.55

Investment income — net(a)	.40	.43		.37	.32	.29

Realized and unrealized gain — net	2.65	2.32		1.29	1.71	3.42

Total from investment operations	3.05	2.75		1.66	2.03	3.71

Less dividends and distributions:
Investment income — net	(.65)	(.53)		(.52)	(.47)	(.41)
Realized gain — net	(1.48)	(1.54)		(.20)	—	—

Total dividends and distributions	(2.13)	(2.07)		(.72)	(.47)	(.41)

Net asset value, end of year	$ 17.95	$ 17.03		$ 16.35	$ 15.41	$ 13.85

Total Investment Return(b):

Based on net asset value per share	17.96%	16.89	%(c)	10.84%	14.69%	35.24%

Ratios to Average Net Assets:

Expenses, net of waiver	.51%	.49%		.49%	.46%	.47%

Expenses	.51%	.50%		.51%	.46%	.47%

Investment income — net	2.21%	2.47%		2.36%	2.18%	2.44%

Supplemental Data:

Net assets, end of year (in thousands)	$338,642	$305,221		$263,057	$238,823	$206,939

Portfolio turnover	40%	102%		38%	44%	47%

(a)	Based on average shares outstanding.

(b)	Total investment returns exclude insurance-related fees and expenses.

(c)	In 2006, Merrill Lynch Investment Managers, L.P. reimbursed the Portfolio related to a regulatory issue on an investment, which had a minimal impact on total investment return.
6	BlackRock Global Allocation Portfolio

Details About the Portfolio

How the Portfolio Invests

ABOUT THE PORTFOLIO MANAGERS
The Portfolio is managed by a team of
investment professionals who participate
in the team’s research process and stock
selection. Dennis W. Stattman is the
Fund’s senior portfolio manager and Dan
Chamby, Romualdo Roldan and James A.
Macmillan are the Portfolio’s associate
portfolio managers.

ABOUT THE INVESTMENT ADVISER AND SUB-ADVISERS
The Portfolio is managed by BlackRock
Advisors, LLC (“Investment Adviser” and “BlackRock”) and sub-
advised by BlackRock Investment
Management, LLC and BlackRock Asset
Management U.K. Limited. As used in this
Prospectus, the terms “Investment
Adviser” and “BlackRock” include where
applicable, the sub-advisers.

The Portfolio’s investment objective is to provide high total investment return.

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

The Portfolio seeks to achieve its objective through a fully managed investment policy utilizing U.S. and foreign equity, debt and money market securities. The combination of such securities will vary from time to time both with respect to types of securities and markets in response to changing market and economic trends. In other words, the Portfolio seeks to achieve a combination of capital growth and income. The Portfolio tries to do this by investing in both equity and debt securities of issuers located around the world.

There is no limit on the percentage of assets the Portfolio can invest in a particular type of security. Generally, the Portfolio seeks diversification across markets, countries, industries and issuers as one of its strategies to reduce volatility. The Portfolio has no geographic limits on where its investments may be located. This flexibility allows the Investment Adviser to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Portfolio’s objective.

The Investment Adviser uses the Portfolio’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. Although the Portfolio may invest in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Europe, Australia and the Far East. In making investment decisions, the Investment Adviser seeks to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. The Investment Adviser will consider such factors as the rate of economic growth, natural resources, capital reinvestment and the social and political environment when selecting the markets. In deciding between equity and debt investments, the Investment Adviser reviews a number of factors, including the relative opportunity for capital appreciation, capital recovery risk, dividend yields and the level of interest rates paid on debt securities of different maturities.

The Investment Adviser may also from time to time identify certain real assets, such as real estate or precious metals, that the Investment Advisor believes will increase in value because of economic trends and cycles or political or other events. The Portfolio may invest a portion of its assets in securities related to those real assets, such as stock or convertible bonds issued by real estate investment trusts.

The Portfolio may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals, which are designed to provide this exposure without direct investment in physical commodities of commodities future contracts.

BlackRock Global Allocation Portfolio	7

Equity Securities — The Portfolio can invest in all types of equity securities, including common stock, preferred stock, warrants and stock purchase rights of companies of any market capitalization. In selecting stocks and other securities that are convertible into stocks, the Investment Adviser emphasizes stocks that it believes are undervalued. The Investment Adviser places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends. The Investment Adviser may also seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.

Debt Securities — The Portfolio can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage and asset backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank.

The Portfolio may invest up to 35% of its total assets in “junk” bonds, corporate loans and distressed securities. Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Investment Adviser considers to be of comparable quality. Corporate loans are direct obligations of U.S. or foreign corporations that are purchased by the Portfolio in the secondary market. Distressed securities are securities that are in default on payments of interest or principal at the time the Portfolio buys the securities or are issued by a bankrupt entity. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities. The Investment Adviser will invest in these securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investment strategies:

Short-Term Securities or Instruments — The Portfolio can invest in high quality short-term U.S. dollar or non-U.S. dollar denominated fixed income securities or other instruments, such as U.S. or foreign government securities, commercial paper and money market instruments issued by U.S. or foreign commercial banks or depository institutions. The Investment Adviser may increase the Portfolio’s investment in these instruments during market volatility or when it believes that it is prudent or timely to be invested in lower yielding but less risky securities. Large investments in such securities or instruments may prevent the Portfolio from achieving its investment objective.

Derivatives — The Portfolio may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to increase the return of the Portfolio and to hedge, or protect, the value of its assets against adverse movements in currency exchange rates and interest rates and movements in the securities markets. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas) or an index such as the Standard & Poor’s 500 Index. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Portfolio’s assets. While these instruments involve certain risks, the Portfolio will not engage in certain strategies that are considered highly risky and speculative.

The Portfolio may also invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the Portfolio may invest in a security that increases in value with the price of a particular securities index. In some cases, the return of the security may be inversely

8	BlackRock Global Allocation Portfolio

IMPORTANT DEFINITIONS
Short Sale — a transaction in which the
Portfolio sells securities borrowed from
others with the expectation that the price
of the security will fall before the Portfolio
must purchase the security to return it to
the lender.

related to the price of the index. This means that the value of the security will rise as the price of the index falls and vice versa. Although these types of securities can make it easier for the Portfolio to access certain markets or hedge risks of other assets held by the Portfolio, these securities are subject to the risks related to the underlying index or other assets.

The Portfolio may engage in short sales. The Portfolio may make short sales of securities, or maintain a short position in forward currency contracts, options, futures contracts and options on future contracts either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. The Portfolio may also make short sales “against the box” without being subject to this limitation. In this type of short sale, at the time of sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical securities at no additional cost.

The Portfolio may also lend its portfolio securities, may hold non-U.S. dollar cash investments, and invest uninvested cash in affiliated money market funds. The Portfolio may also invest in when-issued and delayed transactions and forward commitments, repurchase agreements and illiquid and restricted securities.

The Portfolio has no stated minimum holding period for investments, and will buy or sell securities whenever the Investment Adviser sees an appropriate opportunity.

Investment Risks

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

Other Important Information and Statement of Additional Information

The Portfolio is managed by an investment team of investment professionals who participate in the research process and stock selection. Dennis W. Stattman, the Portfolio’s senior portfolio manager, and Dan Chamby and Romualdo Roldan, the Portfolio’s associate portfolio managers, are jointly and primarily responsible for the day-to-day management of the Portfolio’s portfolio. James A. Macmillan is also a member of the portfolio management team.

Mr. Stattman, the overall investment supervisor for the Portfolio, has been the Portfolio’s senior portfolio manager since 2002. Mr. Stattman is a Managing Director of BlackRock. Prior to joining BlackRock in 2006, he was a Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006. He has been a portfolio manager with BlackRock or MLIM since 1989.

Mr. Chamby has been the Portfolio’s associate portfolio manager since 2004 and assists Mr. Stattman in the day-to-day management of the Portfolio. He is a Managing Director of BlackRock. Prior to joining BlackRock in 2006, Mr. Chamby was a Director of MLIM from 2000 to 2006. He has been a portfolio manager with BlackRock or MLIM since 2003 and before that served as an analyst.

BlackRock Global Allocation Portfolio	9

Mr. Roldan has been the Portfolio’s associate portfolio manager since 2006. He is a Managing Director of BlackRock. Prior to joining BlackRock in 2006, Mr. Roldan was a Director of MLIM from 2000 to 2006 and was a Vice President from 1998 to 2000. He has been a portfolio manager with BlackRock or MLIM since 1999. Mr. Roldan assists Mr. Stattman in the day-to-day management of the Portfolio’s portfolio.

Mr. Macmillan has been a member of the management team since 2006, primarily advising on investments in Europe. He is a Managing Director of BlackRock. Prior to joining BlackRock in 2006, Mr. Macmillan was a Managing Director of MLIM from 2000 to 2006 and was a Director of an affiliate of MLIM from 1993 to 2000. He has been a portfolio manager with BlackRock or MLIM for more than five years.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Portfolio shares, please see the Statement of Additional Information.

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

10	BlackRock Global Allocation Portfolio

BlackRock Government Income Portfolio

Key Facts	BlackRock Government Income Portfolio at a Glance	3
	Risk/Return Bar Chart	4
	Fees and Expenses	5
	Financial Highlights	6

Details About the	How the Portfolio Invests	7
Portfolio	Investment Risks	8

	Other Important Information
Your Account	The Insurance Companies	A-3
	Investment Strategies	A-3
	How to Buy and Sell Shares	A-12

Management of the	BlackRock Advisors, LLC	A-16
Portfolio	Additional Information	A-18

For More Information	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

BlackRock Government Income Portfolio

Key Facts

BlackRock Government Income Portfolio at a Glance

IMPORTANT DEFINITIONS
In an effort to help you better understand
the many concepts involved in making an
investment decision, we have defined the
highlighted terms in this prospectus in the
sidebar.

U.S. Government Agencies — entities that
are part of or sponsored by the federal
government, such as the Government
National Mortgage Association (“Ginnie
Mae”), the Tennessee Valley Authority or
the Federal Housing Administration.

Government-Sponsored Enterprises —
private corporations sponsored by the
federal government which have the legal
status of government agencies, such as
the Federal Home Loan Mortgage
Corporation (“Freddie Mac”), the Student
Loan Marketing Association (“Sallie Mae”)
or the Federal National Mortgage
Association (“Fannie Mae”). These
securities are not backed by the full faith
and credit of the United States.

Mortgage-Backed Securities — securities
backed by pools of mortgages, which in
many cases are guaranteed against
default by government agencies such as
Ginnie Mae.

Maturity — the time at which the full
principal amount of a debt security is
scheduled to be repaid. The maturity of a
debt instrument may be short term (two
years or under), intermediate term (two to
fifteen years) or long term (over fifteen
years).

Duration — a measure of how much the
price of a bond would change compared to
a change in market interest rates.

Credit Risk — the that the issuer of a
bond or other fixed-income security will be
unable to pay the interest or principal
when due.

Prepayment Risk — the risk that certain
obligations will be paid off by the obligor
more quickly than anticipated. In this
event, the Portfolio may be required to
invest the proceeds in securities with
lower yields.

Extension Risk — the risk that certain
obligations will be paid off more slowly by
the obligor than anticipated causing the
value of these securities to fall.

What is the Portfolio’s investment objective?

The investment objective of the Portfolio is to seek the highest current income consistent with the protection of capital afforded by investing in intermediate term debt securities issued or guaranteed by the U.S. government or its agencies.

What are the Portfolio’s main investment strategies?

The Portfolio tries to provide current income from an actively managed portfolio of U.S. government and agency securities.

Under normal circumstances, the Portfolio invests at least 80% of its assets in bonds and other debt securities that are issued or guaranteed by the U.S. government or U.S. government agencies or government-sponsored enterprises. The Portfolio may invest a substantial portion of its assets in mortgage-backed securities issued by government-sponsored enterprises. The Portfolio may invest in securities of any maturity or duration but under normal circumstances will maintain a dollar-weighted average maturity of three to ten years.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. Although government securities involve minimal credit risk, changes in the value of government securities may occur in response to interest rate movements. Generally, when interest rates rise, the value of most government securities, like that of other fixed income instruments, fall. Because the Portfolio invests a substantial portion of its assets in government securities with intermediate term maturities, rising interest rates may cause the value of the Portfolio’s investments to decline significantly. Also, Portfolio management may select securities that underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. If the value of the Portfolio’s investments decreases, you may lose money.

The Portfolio’s investments in debt securities will be subject to credit risk. Certain investments the Portfolio makes may also be subject to the risks associated with investments in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities may be issued by the U.S. Government or its agencies or instrumentalities, or by government sponsored enterprises, as well as private issuers. Mortgage-backed securities may often not, therefore, be backed by the full faith and credit of the United States government.

BlackRock Government Income Portfolio	3

IMPORTANT DEFINITIONS
Contract — the Portfolio offers its shares
only to participating insurance companies.
These insurance companies write variable
annuity and/or variable life insurance
contracts that allow the contract owner to
choose the Portfolio as an investment
option. The contract owner does not
become a Portfolio shareholder.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance contract for contract owners who:

  Are investing for long term goals
  Are looking for an investment that provides income with minimal credit risk
  Are willing to accept the risk that the value of the Portfolio’s shares may decline as the result of interest rate movements
  Want a professionally managed portfolio of bonds and other debt securities
Risk/Return Bar Chart

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%), each a broad measure of market performance. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 5.86% (quarter ended September 30, 1998) and the lowest return for a quarter was -2.16% (quarter ended June 30, 2004). The year-to-date return as of March 31, 2008 was 4.68%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years

BlackRock Government Income Portfolio	4.66%	3.71%	5.39%

Lehman Brothers Mortgage-Backed Securities Index(a)	6.90%	4.49%	5.91%

Merrill Lynch 10 Year Treasury Index(a)	9.76%	3.80%	5.52%

50% Lehman Brothers Mortgage-Backed Securities Index/50% Merrill Lynch

10 Year Treasury Index(a)	8.34%	4.18%	5.75%

(a)	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%). The Lehman Brothers Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria. The Merrill Lynch 10-Year Treasury Index is a widely recognized unmanaged one security index that consists of the current “on-the-run” 10-Year Treasury issue. Performance of the index does not reflect the deduction of fees, expenses or taxes.

4	BlackRock Government Income Portfolio

Fees and Expenses

UNDERSTANDING EXPENSES
Portfolio investors pay various fees and
expenses, either directly or indirectly.
Listed below are some of the main types
of expenses that the Portfolio may charge:

Expenses paid indirectly by the
shareholder:

Annual Portfolio Operating Expenses —
expenses that cover the costs of operating
the Portfolio.

Management Fee — a fee paid to the
Investment Adviser for managing the
Portfolio.

Distribution Fees — fees used to support
the Portfolio’s marketing and distribution
efforts, such as compensating financial
advisers, and other financial
intermediaries, advertising and promotion.

Acquired Fund Fees and Expenses — fees
and expenses charged by other investment
companies in which the Portfolio invests a
portion of its assets.

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses
that are deducted from Portfolio assets)

Management Fees	0.34%

Distribution and/or Service (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)(c)	0.15%

Interest Expense	0.02%

Total Annual Portfolio Operating Expenses(b)(c)	0.51%

Contractual Waiver (b)	(0.01%)

Net Total Annual Portfolio Operating Expenses(b)(c)	0.50%

(a)	PFPC Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.
(b)	Pursuant to a Fee Waiver/Expense Reimbursement Agreement between the Fund and the Investment Adviser, the Investment Adviser waives its management fees and/or reimburses the expenses of each Portfolio which exceed 0.50% (excluding Acquired Fund Fees and Expenses) of its average daily net assets. This agreement has a one year term and is renewable.
(c)	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years(a)	5 Years(a)	10 Years(a)

$51	$163	$284	$640

(a)	These expenses do not reflect the continuation of the contractual arrangement described in footnote (b) above beyond the first year. As noted above, this agreement has a one year term and is renewable.
BlackRock Government Income Portfolio	5

Financial Highlights

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	BlackRock Government Income Portfolio

	For the Year Ended December 31,

	2007	2006	2005	2004	2003

Per Share Operating Performance:

Net asset value, beginning of year	$ 11.20	$ 11.27	$ 11.41	$ 11.36	$ 11.67

Investment income — net(a)	.54	.51	.44	.34	.39

Realized and unrealized gain (loss) — net	(.04)	(.06)	(.05)	.13	(.13)

Total from investment operations	.50	.45	.39	.47	.26

Less dividends and distributions:
Investment income — net	(.55)	(.52)	(.53)	(.34)	(.39)
Realized gain — net	—	—	—	(.08)	(.18)

Total dividends and distributions	(.55)	(.52)	(.53)	(.42)	(.57)

Net asset value, end of year	$ 11.15	$ 11.20	$ 11.27	$ 11.41	$ 11.36

Total Investment Return(b):

Based on net asset value per share	4.66%	4.10%	3.44%	4.15%	2.26%

Ratios to Average Net Assets:

Expenses, net of waiver and excluding interest expense	.48%	.44%	.44%	.43%	.43%

Expenses, net of waiver	.50%	.44%	.44%	.43%	.43%

Expenses	.51%	.44%	.44%	.46%	.43%

Investment income — net	4.93%	4.60%	3.85%	2.94%	3.36%

Supplemental Data:

Net assets, end of year (in thousands)	$154,590	$168,566	$182,900	$175,146	$203,495

Portfolio turnover	2,313%	425%	79%	168%	237%

(a)	Based on average shares outstanding.
(b)	Total investment returns exclude insurance-related fees and expenses.
6	BlackRock Government Income Portfolio

Details About the Portfolio

How the Portfolio Invests

ABOUT THE PORTFOLIO MANAGERS
The Portfolio is managed by Andrew Phillips and Eric Pellicciaro.

ABOUT THE INVESTMENT ADVISER AND SUB-ADVISER
The Portfolio is managed by BlackRock
Advisors, LLC (“Investment Adviser” and “BlackRock”) and sub-
advised by BlackRock Financial
Management, Inc. As used in this
Prospectus, the terms “Investment
Adviser” and “BlackRock” include where
applicable, the sub-adviser.

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

Under normal circumstances, the Portfolio invests at least 80% of its assets in bonds and other debt securities that are issued or guaranteed by the U.S. government or its agencies or enterprises. This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days prior notice to shareholders. Certain securities, such as U.S. Treasury obligations, are direct obligations of the U.S. government. Securities that are issued by U.S. government-sponsored enterprises or agencies are not direct obligations of the U.S. government. These securities are, however, backed by the credit of the particular agency or government-sponsored enterprise that issued the securities and are generally considered to have a relatively low risk of default.

The Portfolio may invest in securities of any maturity or duration. Under normal circumstances, however, the Portfolio will maintain a dollar-weighted average maturity of three to ten years.

Although government securities involve minimal risk of default, changes in the value of government securities may occur in response to interest rate movements. Generally, when interest rates increase, the value of most government securities, like other fixed income securities, decreases. In most cases, when interest rates go up, the value of fixed-income securities with longer term maturities goes down more than the value of fixed income securities with shorter maturities.

Government agency securities, like other fixed-income securities, may have redemption features that permit the government agency to repurchase the security from the Portfolio at certain times prior to maturity at a specified price, which is generally equal to or greater than the amount due at maturity. In many cases, when interest rates go down, government agencies redeem fixed-income securities that allow for redemption. When a government agency redeems fixed-income securities, the Portfolio may receive less than the market value of the securities prior to redemption. In addition, the Portfolio may have to invest the proceeds in fixed-income securities with lower yields and therefore lose expected future income.

The Portfolio may invest a substantial portion of its assets in various types of mortgage-backed securities issued or guaranteed by government-sponsored enterprises such as Fannie Mae or Freddie Mac. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other fixed income securities.

The Portfolio has no minimum holding period for investments and will buy or sell securities whenever the Investment Adviser sees a potentially favorable opportunity to do so.

BlackRock Government Income Portfolio	7

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investment strategies:

The Portfolio may engage in transactions in certain derivatives, such as indexed securities, options, futures, options on futures and swaps, for hedging purposes or to seek to enhance income. Derivatives may allow the Portfolio to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be volatile and involve significant risk, including credit, leverage and liquidity risks.

The debt securities in which the Portfolio invests may include credit linked notes, credit linked trust certificates, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities.

The Portfolio may engage in “short sales” of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. The Portfolio also may make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The Portfolio may also invest in reverse repurchase agreements, when issued and delayed delivery transactions and forward commitments, and illiquid and restricted securities.

The Portfolio may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

Investment Risks

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

Other Important Information and Statement of Additional Information

The Portfolio is managed by Andrew Phillips and Eric Pellicciaro, who have been the Portfolio’s portfolio managers since 2006. Andrew Phillips is a Managing Director of and portfolio manager with BlackRock and is a member of the Investment Strategy Group. Mr. Phillips’ primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991. Eric Pellicciaro is a Managing Director of and portfolio manager with BlackRock. He is a member of BlackRock’s Investment Strategy Group and the lead mortgage sector specialist. Mr. Pellicciaro’s primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

For more information about the portfolio managers’ compensation, other accounts they manage and ownership of Portfolio shares, please see the Statement of Additional Information.

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

8	BlackRock Government Income Portfolio

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BlackRock High Income Portfolio

Key Facts	BlackRock High Income Portfolio at a Glance	3
	Risk/Return Bar Chart	4
	Fees and Expenses	5
	Financial Highlights	6

Details About the	How the Portfolio Invests	7
Portfolio	Investment Risks	8

	Other Important Information
Your Account	The Insurance Companies	A-3
	Investment Strategies	A-3
	How to Buy and Sell Shares	A-12

Management of the	BlackRock Advisors, LLC	A-16
Portfolio	Additional Information	A-18

For More Information	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

BlackRock High Income Portfolio

Key Facts

BlackRock High Income Portfolio at a Glance

IMPORTANT DEFINITIONS
In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Fixed-Income Securities — securities,
including debt securities, that represent an
obligation by the issuer to pay a specified
rate of interest or dividend at specified
times.

Maturity — the time at which the full
principal amount of a debt security is
scheduled to be repaid. The maturity of a
high yield debt instrument may be short
term (two years or under), intermediate
term (two to five years) or long term (over
five years).

Duration — a measure of how much the
price of a bond would change compared to
a change in market interest rates.

Contract — the Portfolio offers its shares
only to participating insurance companies.
These insurance companies write variable
annuity and/or variable life insurance
contracts that allow the contract owner to
choose the Portfolio as an investment
option. The contract owner does not
become a Portfolio shareholder.

What are the Portfolio’s investment objectives?

The primary investment objective of the Portfolio is to seek a high level of current income. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective.

What are the Portfolio’s main investment strategies?

The Portfolio’s main goal is current income — it looks for securities that pay interest or dividends. The Portfolio may also seek growth of capital by looking for investments that will increase in value. However, the Portfolio’s investments emphasize current income more than growth of capital.

Under normal circumstances, the Portfolio invests at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds, mortgage backed securities, convertible securities, preferred stocks and government obligations. The Portfolio invests primarily in fixed-income securities with lower credit quality, which means credit quality equivalent to or below the fourth highest rating level of recognized rating agencies. Securities with credit quality below the fourth highest rating category are known as “junk bonds.” The Portfolio may invest in junk bonds of any maturity or duration. The Portfolio may also invest up to 30% of its total assets in fixed income securities of foreign issuers.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur in response to interest rate changes or in response to other factors that may affect a particular issuer or obligation. Generally, when interest rates rise, the value of fixed income instruments falls. Also, the Investment Adviser may select securities that underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. The Portfolio should be considered high risk because it invests in junk bonds. Investing in junk bonds is riskier than investing in higher quality fixed income securities — price fluctuations may be larger and more frequent, and there is greater risk of losing both income and principal. If the value of the Portfolio’s investments decreases, you may lose money.

The Portfolio may invest in foreign investments which can involve special risks, including the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance contract for contract owners who:

  Are investing for long term goals
  Are looking for high current income
BlackRock High Income Portfolio	3

  Are willing to accept the risk of greater loss of income and principal in return for the possibility of receiving higher current income
  Are willing to accept the risks of foreign investing
Risk/Return Bar Chart

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with the Lehman Brothers U.S. Corporate High Yield 2% Issuer CapTR Index, a broad measure of market performance. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 7.17% (quarter ended June 30, 2003) and the lowest return for a quarter was -10.15% (quarter ended September 30, 1998). The year-to-date return as of March 31, 2008 was -3.50%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years

BlackRock High Income Portfolio	2.75%	9.76%	4.07%

Lehman Brothers U.S. Corporate High Yield 2% Issuer CapTR Index(a)	2.27%	10.74%	5.59%

(a)	The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index. Performance of the index does not reflect the deduction of fees, expenses or taxes.
4	BlackRock High Income Portfolio

Fees and Expenses

UNDERSTANDING EXPENSES
Portfolio investors pay various fees and
expenses, either directly or indirectly.
Listed below are some of the main types
of expenses that the Portfolio may charge:

Expenses paid indirectly by the
shareholder:

Annual Portfolio Operating Expenses —
expenses that cover the costs of operating
the Portfolio.

Management Fee — a fee paid to the
Investment Adviser for managing the
Portfolio.

Distribution Fees — fees used to support
the Portfolio’s marketing and distribution
efforts, such as compensating financial
advisers, and other financial
intermediaries, advertising and promotion.

Acquired Fund Fees and Expenses — fees
and expenses charged by other investment
companies in which the Portfolio invests a
portion of its assets.

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

Management Fees	0.34%

Distribution and/or Service (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)(c)	0.22%

Total Annual Portfolio Operating Expenses(b)(c)	0.56%

Contractual Waiver(b)	(0.06%)

Net Total Annual Portfolio Operating Expenses(b)(c)	0.50%

(a)	PFPC Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.
(b)	Pursuant to a Fee Waiver/Expense Reimbursement Agreement between the Fund and the Investment Adviser, the Investment Adviser waives its management fees and/or reimburses the expenses of each Portfolio which exceed 0.50% (excluding Acquired Fund Fees and Expenses) of its average daily net assets. This agreement has a one year term and is renewable.
(c)	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years(a)	5 Years(a)	10 Years(a)

$51	$173	$307	$696

(a)	These expenses do not reflect the continuation of the contractual arrangement described in footnote (b) above beyond the first year. As noted above, this agreement has a one year term and is renewable.

BlackRock High Income Portfolio	5

Financial Highlights

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	BlackRock High Income Portfolio

	For the Year Ended December 31,

	2007	2006	2005	2004	2003

Per Share Operating Performance:

Net asset value, beginning of year	$ 5.76	$ 5.70	$ 6.09	$ 5.88	$ 5.12

Investment income — net(a)	.45	.43	.46	.45	.43

Realized and unrealized gain (loss) — net	(.29)	.06	(.34)	.22	.76

Total from investment operations	.16	.49	.12	.67	1.19

Less dividends from investment income — net	(.45)	(.43)	(.51)	(.46)	(.43)

Net asset value, end of year	$ 5.47	$ 5.76	$ 5.70	$ 6.09	$ 5.88

Total Investment Return(b):

Based on net asset value per share	2.75%	8.98%	2.14%	12.11%	24.40	%(c)

Ratios to Average Net Assets:

Expenses, net of waiver	.50%	.50%	.50%	.48%	.44%

Expenses	.56%	.53%	.52%	.48%	.44%

Investment income — net	7.84%	7.57%	7.78%	7.57%	7.68%

Supplemental Data:

Net assets, end of year (in thousands)	$50,823	$58,007	$58,147	$84,603	$105,206

Portfolio turnover	55%	66%	33%	72%	149%

(a)	Based on average shares outstanding.
(b)	Total investment returns exclude insurance-related fees and expenses.
(c)	Merrill Lynch Life Insurance Company (an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc.) fully reimbursed the Portfolio for a loss on a security transaction related to a revised capital share transaction, which had no impact on total return.
6	BlackRock High Income Portfolio

Details About the Portfolio

How the Portfolio Invests

ABOUT THE PORTFOLIO MANAGERS
The Portfolio is managed by a team of
investment professionals. The
management team is led by Kevin J. Booth
and James Keenan, who are responsible
for the day-to-day management of the
Portfolio's portfolio. Jeffrey Gary and Scott
Amero are also part of the management
team.
ABOUT THE INVESTMENT ADVISER AND SUB-ADVISER
The Portfolio is managed by BlackRock
Advisors, LLC (“Investment Adviser” and “BlackRock”) and sub-
advised by BlackRock Financial
Management, Inc. As used in this
Prospectus, the terms “Investment
Adviser” and “BlackRock” include where
applicable, the sub-adviser.
IMPORTANT DEFINITIONS
Liquidity — the ease with which a security
can be traded. Securities that are less
liquid have fewer potential buyers and, as
a consequence, greater volatility.

Volatility — the frequency and amount of
changes in a security’s market value.

Zero coupon securities — bonds that are
sold at a substantial discount to their
value at maturity and do not pay current
interest.

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

The Portfolio seeks investments that will result in a high level of income and that may result, in addition to a high level of income, in capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed income securities, including corporate bonds, mortgage backed securities, convertible securities and preferred stocks that are rated Baa or lower by Moody’s Investor’s Service, Inc. (“Moody’s”), rated BBB or lower by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or unrated securities of equivalent credit quality. This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days prior notice to shareholders. Securities with credit quality below the fourth highest rating category are known as “junk bonds.” Most of the Portfolio’s investments will be corporate or foreign government debt securities, but the Portfolio may also buy preferred stocks.

The Portfolio may invest all of its assets in junk bonds. Although junk bonds generally have higher yields than fixed-income securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds generally are less liquid and experience more price volatility than higher rated fixed income securities.

The Portfolio may also buy securities that are:

  Rated higher quality, but only when the Investment Adviser believes the Portfolio can gain a substantial reduction in its risk of losing income and principal, with only a small decrease in yield
  Rated Ca or lower by Moody’s or rated CC or lower by S&P or Fitch, but only if Portfolio management believes the security or the issuer is showing a stronger financial position than the low rating usually indicates

The Portfolio may invest in junk bonds of any maturity and may also invest in zero coupon securities.

Junk bonds, like other fixed income securities, frequently have redemption features that permit an issuer to repurchase the security from the Portfolio at certain times prior to maturity at a specified price, which is generally equal or greater than the amount due at maturity. In many cases, when interest rates go down, issuers redeem bonds that allow for redemption. When an issuer redeems junk bonds, the Portfolio may receive less than the market value of the bonds prior to redemption. In addition, the Portfolio may have to invest the proceeds in new bonds with lower yields and therefore lose expected future income.

To analyze a security, the Investment Adviser may look at both the issuer and at general business conditions. The Investment Adviser may review the issuer’s:

  Historic and current financial conditions
  Current or anticipated cash flow and borrowing needs. For new companies, or companies with minimal revenues, management may look at whether the company has attracted reputable equity investors or sponsors
BlackRock High Income Portfolio	7

  Management strength
  Ability to respond to changes in business conditions
  Credit standing
  Current and anticipated results of operations
  Visibility in the market, because securities of companies that are less well known may be less liquid
  Value of assets in relation to total debt

Portfolio management also may look at general business conditions, including:

  Expected changes in the general economy and interest rates
  Economic outlook for specific industries
  The availability of new investment opportunities

The Investment Adviser’s analysis of the issuer and business conditions does not guarantee successful results.

The Portfolio may invest up to 30% of its total assets in fixed income securities of foreign issuers. Portfolio management anticipates that the Portfolio’s investments in foreign corporate and government securities will primarily be in issuers in Canada, Australia and the developed countries of Europe, although may also invest in issuers in emerging markets.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Investment Adviser sees an appropriate opportunity.

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investment strategies:

The Portfolio may, to a limited extent, engage in transactions in certain derivatives, such as indexed securities, options, futures, options on futures and swaps, including credit default swaps, for hedging purposes or to seek to enhance income. Derivatives may allow the Portfolio to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be volatile and involve significant risk, including credit, leverage and liquidity risks.

The debt securities in which the Portfolio invests may include credit linked notes, credit linked trust certificates, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities.

The Portfolio may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

The Portfolio may engage in “short sales” of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. The Portfolio also may make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The Portfolio may also invest in when issued and delayed delivery transactions and forward commitments, and illiquid and restricted securities.

While the Portfolio does not intend to invest in common stocks or other equity securities, other than preferred stocks, it may acquire and hold such securities in unit offerings with fixed income securities, in connection with an amendment, waiver, conversion or exchange of fixed income securities, in connection with the bankruptcy or workout of a distressed fixed income security, or upon exercise of a right or warrant obtained on account of a fixed income security.

Investment Risks

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

8	BlackRock High Income Portfolio

Other Important Information and Statement of Additional Information

The Portfolio is managed by a team of investment professionals. The management team is led by Kevin J. Booth, CFA, Managing Director of BlackRock since 2006, and James Keenan, CFA, Director of BlackRock since 2004. Messrs. Booth and Keenan are responsible for the day-to-day management of the Portfolio’s portfolio. Jeffrey Gary, Managing Director of BlackRock since 2003, and Scott Amero, Managing Director of BlackRock since 1990, are also part of the Fund’s management team.

Mr. Booth is co-head of the high yield team within BlackRock’s Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Mr. Booth joined BlackRock following the merger with Merrill Lynch Investment Managers (“MLIM”)in 2006. Prior to joining BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM’s bank loan group from 2000 to 2006.

Mr. Keenan is co-head of the high yield team within BlackRock’s Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BlackRock in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

Mr. Gary is a portfolio manager of the high yield team within BlackRock’s Fixed Income Portfolio Management Group. Prior to joining BlackRock in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Amero is co-head of the BlackRock fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. Previously, he was the head of BlackRock’s global fixed income research effort.

Mr. Gary and Mr. Amero have been portfolio managers of the Portfolio since 2006, and Mr. Booth and Mr. Keenan have been part of the portfolio management team since 2007.

For more information about the portfolio managers’ compensation, other accounts they manage and ownership of Portfolio shares, please see the Statement of Additional Information.

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

BlackRock High Income Portfolio	9

BlackRock Large Cap Core Portfolio

Key Facts	BlackRock Large Cap Core Portfolio at a Glance	3
	Risk/Return Bar Chart	4
	Fees and Expenses	4
	Financial Highlights	5

Details About the	How the Portfolio Invests	6
Portfolio	Investment Risks	7

	Other Important Information
Your Account	The Insurance Companies	A-3
	Investment Strategies	A-3
	How to Buy and Sell Shares	A-12

Management of the	BlackRock Advisors, LLC	A-16
Portfolio	Additional Information	A-18

For More Information	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

BlackRock Large Cap Core Portfolio

Key Facts

BlackRock Large Cap Core Portfolio at a Glance

IMPORTANT DEFINITIONS
In an effort to help you better understand
the many concepts involved in making an
investment decision, we have defined the
highlighted terms in this prospectus in the
sidebar.

Equity Securities — common stock,
preferred stock, securities convertible into
common stock, or securities or other
instruments whose price is linked to the
value of common stock.

Common Stocks — securities
representing shares of ownership of a
corporation.
Large-Capitalization Companies —
companies that at the time of purchase
have a market capitalization equal to or
greater than the top 80% of the companies
that comprise the Russell 1000® Index.
As of March 31, 2008, the lowest market
capitalization in this group was
$2.36 billion. The market capitalizations of
companies in the index change with
market conditions and the composition of
the index.

Russell 1000® Index — an index that
measures the performance of the 1,000
largest companies in the Russell 3000®
Index, which represents approximately 92%
of the total market capitalization of the
Russell 3000® Index.

Contract — the Portfolio offers its shares
only to participating insurance companies.
These insurance companies write variable
annuity and/or variable life insurance
contracts that allow the contract owner to
choose the Portfolio as an investment
option. The contract owner does not
become a Portfolio shareholder.

What is the Portfolio’s investment objective?

The investment objective of the Portfolio is to seek long term growth of capital and income, and moderate current income.

What are the Portfolio’s main investment strategies?

The Portfolio tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

Under normal circumstances, the Portfolio invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stocks, of large-capitalization companies included at the time of purchase in the Russell 1000® Index. The Portfolio uses an investment approach that blends growth and value.

A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than a company with slower earnings growth. The Portfolio’s evaluation of the prospects for a company’s industry or market sector is an important factor in evaluating a particular company’s earnings prospects. A company’s stock is considered to be undervalued when its price is less than what the Investment Adviser believes it is worth.

The Investment Adviser uses quantitative models that employ various factors to look for companies that, in its opinion, are consistent with the investment strategy of the Portfolio.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur because a particular market in which the Portfolio invests is rising or falling. In addition, there are specific factors that may affect the value of a particular investment. Also, the Investment Adviser may select securities that underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. If the value of the Portfolio’s investments decreases, you may lose money.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance contract for contract owners who:

  Are investing with long term goals
  Want a professionally managed and diversified portfolio of equity securities, primarily common stocks of large cap companies
  Are willing to accept the risk that the value of their investment may decline in order to seek long term growth of capital and income
  Are not looking for a significant amount of current income
BlackRock Large Cap Core Portfolio	3

Risk/Return Bar Chart

UNDERSTANDING EXPENSES
Portfolio investors pay various fees and
expenses, either directly or indirectly.
Listed below are some of the main types
of expenses that the Portfolio may charge:

Expenses paid indirectly by the
shareholder:

Annual Portfolio Operating Expenses —
expenses that cover the costs of operating
the Portfolio.

Management Fee — a fee paid to the
Investment Adviser for managing the
Portfolio.

Distribution Fees — fees used to support
the Portfolio’s marketing and distribution
efforts, such as compensating financial
advisers, and other financial
intermediaries, advertising and promotion.
Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Portfolio invests a portion of its assets.

Risk/Return Bar Chart

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with the Russell 1000® Index, a broad measure of market performance. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 23.69% (quarter ended December 31, 1999) and the lowest return for a quarter was -16.77% (quarter ended September 30, 1998). The year-to-date return as of March 31, 2008 was -13.49%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years

BlackRock Large Cap Core Portfolio	8.29%	17.03%	8.21%

Russell 1000 Index(a)	5.77%	13.43%	6.20%

(a)	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

Fees and Expenses

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.34%

Distribution and/or Service (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)(c)	0.09%

Total Annual Portfolio Operating Expenses(b)(c)	0.43%

(a)	PFPC, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.
(b)	Pursuant to a Fee Waiver/Expense Reimbursement Agreement between the Fund and the Investment Adviser, the Investment Adviser waives its management fees and/or reimburses the expenses of each Portfolio which exceed 0.50% (excluding Acquired Fund Fees and Expenses) of its average daily net assets. This agreement has a one year term and is renewable. For the fiscal year ended December 31, 2007, the Total Annual Portfolio Operating Expenses did not exceed this amount.
(c)	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.
4	BlackRock Large Cap Core Portfolio

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$44	$138	$241	$542

Financial Highlights

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	BlackRock Large Cap Core Portfolio

	For the Year Ended December 31,

	2007	2006	2005	2004	2003

Per Share Operating Performance:

Net asset value, beginning of year	$ 25.18	$ 23.96	$ 21.25	$ 18.31	$ 13.88

Investment income — net(a)	.28	.25	.16	.19	.08

Realized and unrealized gain — net	1.83	3.36	2.71	2.95	4.43

Total from investment operations	2.11	3.61	2.87	3.14	4.51

Less dividends and distributions:
Investment income — net	(.29)	(.26)	(.16)	(.20)	(.08)
Realized gain — net	(3.42)	(2.13)	—	—	—

Total dividends and distributions	(3.71)	(2.39)	(.16)	(.20)	(.08)

Net asset value, end of year	$ 23.58	$ 25.18	$ 23.96	$ 21.25	$ 18.31

Total Investment Return(b):

Based on net asset value per share	8.29%	15.06%	13.49%	17.15%	32.52%

Ratios to Average Net Assets:

Expenses	.43%	.43%	.43%	.41%	.41%

Investment income — net	1.05%	.99%	.72%	1.00%	.53%

Supplemental Data:

Net assets, end of year (in thousands)	$311,244	$320,187	$307,946	$273,549	$256,925

Portfolio turnover	74%	64%	80%	127%	127%

(a)	Based on average shares outstanding.
(b)	Total investment returns exclude insurance-related fees and expenses.
BlackRock Large Cap Core Portfolio	5

Details About the Portfolio

How the Portfolio Invests

ABOUT THE PORTFOLIO MANAGER
The Fund’s portfolio is managed by a team
of investment professionals that consist of
Robert C. Doll, Jr. and Daniel Hanson.
Mr. Doll is primarily responsible for the
day-to-day management of the Fund.
ABOUT THE INVESTMENT ADVISER AND THE SUB-ADVISER
The Portfolio is managed by BlackRock
Advisors, LLC (“Investment Adviser” and “BlackRock”) and sub-
advised by BlackRock Investment
Management, LLC. As used in this
Prospectus, the terms “Investment
Adviser” and “BlackRock” include where
applicable, the sub-adviser.

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

Under normal circumstances, the Portfolio invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stocks, of large-capitalization companies included at the time of purchase in the Russell 1000® Index. This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days prior notice to shareholders.

The Investment Adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in its opinion, are consistent with the investment objective of the Portfolio.

The Portfolio has a blended investment strategy that emphasizes a mix of both growth and value and will seek to outperform the Russell 1000® Index.

In selecting securities for the Portfolio, the Investment Adviser uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. The Investment Adviser looks for strong relative earnings growth, earnings quality and good relative valuation. A company’s stock price relative to its earnings and book value is also examined. If the Investment Adviser believes that a company is overvalued, it will not be considered. After the initial screening is done, the Investment Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that the Investment Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the Portfolio generally will not hold all the stocks in the Russell 1000® Index, and because the Portfolio’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Portfolio is not an “index” fund. In seeking to outperform the benchmark, however, the Investment Adviser reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

  Relative price to earnings and price-to-book ratios
  Stability and quality of earnings
  Earnings momentum and growth
  Weighted median market capitalization of the Portfolio
  Allocation among the economic sectors of the Portfolio as compared to the index
  Weighted individual stocks within the index

The Portfolio has no stated minimum holding period for investments and will buy or sell securities whenever the Investment Adviser sees an appropriate opportunity.

6	BlackRock Large Cap Core Portfolio

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investment strategies:

The Portfolio also may invest in securities of foreign issuers that are represented by American Depositary Receipts or “ADRs.”

The Portfolio may invest in investment grade convertible securities, preferred stocks and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which the Portfolio may invest.

As a temporary measure for defensive purposes, the Portfolio may invest without limit in cash, cash equivalents or short term U.S. Government securities. These investments may include high quality, short term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign company), short term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may affect the Portfolio’s ability to meet its investment objective.

The Portfolio may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

Investment Risks

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

Other Important Information and Statement of Additional Information

Robert C. Doll, Jr., CFA is the Portfolio’s senior portfolio manager. Mr. Doll is responsible for the day-to-day management of the portfolio.

Mr. Doll has been the portfolio manager of the Portfolio since 2001. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P., from 2001 to 2006. He was Co-Head (American Region) of MLIM from 1999 to 2000. He was President and a member of the Board of the funds advised by BlackRock or MLIM and its affiliates from 2005 to 2007.

Daniel Hanson, CFA, is a Director of BlackRock, which he joined in 2006 following the merger with MLIM. He has been a member of the Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of the Portfolio since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

For more information about the portfolio managers’ compensation, other accounts they manage and ownership of Portfolio shares, please see the Statement of Additional Information.

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

BlackRock Large Cap Core Portfolio	7

BlackRock Money Market Portfolio
Key Facts	BlackRock Money Market Portfolio at a Glance	3
	Risk/Return Bar Chart	4
	Fees and Expenses	4
	Financial Highlights	5

Details About the	How the Portfolio Invests	6
Portfolio	Investment Risks	7

	Other Important Information

Your Account	The Insurance Companies	A-3
	Investment Strategies	A-3
	How to Buy and Sell Shares	A-12

Management of the	BlackRock Advisors, LLC	A-16
Portfolio	Additional Information	A-18

For More Information	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

BlackRock Money Market Portfolio

Key Facts

BlackRock Money Market Portfolio at a Glance

IMPORTANT DEFINITIONS
In an effort to help you better understand
the many concepts involved in making an
investment decision, we have defined the
highlighted terms in this prospectus in the
sidebar.

Liquidity — the ease with which a security
can be traded. Securities that are less
liquid have fewer potential buyers.

U.S. Government Securities — securities
issued and/or guaranteed as to principal
and interest by the U.S. Government that are
supported by the full faith and credit of the
United States.

U.S. Government Agency Securities —
securities issued and/or guaranteed as to
principal and interest by that are not direct
obligations of the United States. Such
securities may not be supported by the full
faith and credit of the United States.

U.S. Government-Sponsored Enterprises
— private corporations sponsored by the
federal government that have the legal
status of government agencies, such as
the Federal Home Loan Mortgage
Corporation, the Student Loan Marketing
Association or the Federal National
Mortgage Association. Securities issued by
such entities are not backed by the full
faith and credit of the United States.

Contract — the Portfolio offers its shares
only to participating insurance companies.
These insurance companies write variable
annuity and/or variable life insurance
contracts that allow the contract owner to
choose the Portfolio as an investment
option. The contract owner does not
become a Portfolio shareholder.

What are the Portfolio’s investment objectives?

The investment objective of the Portfolio is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.

What are the Portfolio’s main investment strategies?

The Portfolio’s goals are to produce current income while attempting to maintain a share value of $1.00.

The Portfolio invests in money market instruments with a remaining maturity of no more than 13 months. Other than U.S. government securities, U.S. government agency securities and securities issued by U.S. government sponsored enterprises, the Portfolio invests only in money market instruments of issuers with one of the two highest short term ratings from a nationally recognized credit rating organization or unrated instruments which, in the opinion of the Portfolio’s management, are of similar credit quality.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, certain of the government agency securities the Portfolio may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

The Investment Adviser will attempt to maintain a share value of $1.00, but there is no guarantee that it will be able to do so. The Portfolio could lose money if

  The issuer of an instrument held by the Portfolio defaults
  Short term interest rates move sharply in a manner not anticipated by the Investment Adviser

The risk of loss is minimized, however, by the high credit quality and short term maturity of the Portfolio’s investments. In order to maintain a share value of $1.00, the Portfolio may reduce the number of shares held by its shareholders.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance contract for contract owners who:

  Are investing with short term goals
  Are looking for preservation of capital
  Are looking for current income and liquidity
BlackRock Money Market Portfolio	3

Risk/Return Bar Chart

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table shows the average annual total returns for the Portfolio’s shares for the periods shown. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 1.59% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.19% (quarter ended March 31, 2004). The year-to-date return as of March 31, 2008 was 0.93%.

Average Annual Total Returns
(for the periods ended December 31, 2007)	One Year	Five Years	Ten Years

BlackRock Money Market Portfolio	5.03%	2.90%	3.68%

Fees and Expenses

UNDERSTANDING EXPENSES
Portfolio investors pay various fees and
expenses, either directly or indirectly.
Listed below are some of the main types
of expenses that the Portfolio may charge:

Expenses paid indirectly by the
shareholder:

Annual Portfolio Operating Expenses —
expenses that cover the costs of operating
the Portfolio.

Management Fee — a fee paid to the
Investment Adviser for managing the
Portfolio.

Distribution Fees — fees used to support
the Portfolio’s marketing and distribution
efforts, such as compensating financial
advisers, and other financial
intermediaries, advertising and promotion.
Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Portfolio invests a portion of its assets.

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses
that are deducted from Portfolio assets)

Management Fees	0.34%

Distribution and/or Service (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.07%

Total Annual Portfolio Operating Expenses(b)	0.41%

(a)	PFPC, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

(b)	Pursuant to a Fee Waiver/Expense Reimbursement Agreement between the Fund and the Investment Adviser, the Investment Adviser waives its management fees and/or reimburses the expenses of each Portfolio which exceed 0.50% (excluding Acquired Fund Fees and Expenses) of its average daily net assets. This agreement has a one year term and is renewable. For the fiscal year ended December 31, 2007, the Total Annual Portfolio Operating Expenses did not exceed this amount.

4	BlackRock Money Market Portfolio

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$42	$132	$230	518

Financial Highlights

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	BlackRock Money Market Portfolio

	For the Year Ended December 31,

	2007	2006	2005	2004	2003

Per Share Operating Performance:

Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Investment income — net(a)	.05	.05	.03	.01	.01

Realized and unrealized gain (loss) — net	— (b)	— (b)	— (b)	— (c)	— (b)

Total from investment operations	.05	.05	.03	.01	.01

Less dividends and distributions:
Investment income — net	(.05)	(.05)	(.03)	(.01)	(.01)
Realized gain — net	—	—	—	— (c)	— (c)

Total dividends and distributions	(.05)	(.05)	(.03)	(.01)	(.01)

Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Investment Return(d):

Based on net asset value per share	5.03%	4.66%	2.84%	1.10%	.89%

Ratios to Average Net Assets:

Expenses	.41%	.41%	.42%	.40%	.40%

Investment income and realized gain — net	4.92%	4.62%	2.82%	1.07%	.89%

Supplemental Data:

Net assets, end of year (in thousands)	$301,754	$303,180	$303,999	$344,968	$401,738

(a)	Based on average shares outstanding.

(b)	Amount is less than $.01 per share.

(c)	Amount is less than $(.01) per share.

(d)	Total investment returns exclude insurance-related fees and expenses.

BlackRock Money Market Portfolio	5

Details About the Portfolio

How the Portfolio Invests

ABOUT THE PORTFOLIO MANAGER
The Portfolio is managed by a team of financial professionals led by Thomas Kolimago.
ABOUT THE INVESTMENT ADVISER AND THE SUB-ADVISER
The Portfolio is managed by BlackRock
Advisors, LLC (“Investment Adviser” and “BlackRock”) and sub-
advised by BlackRock Institutional
Management Corporation. As used in this
prospectus, the terms “Investment
Adviser” and “BlackRock” include where
applicable, the sub-adviser.
IMPORTANT DEFINITIONS
Maturity — the time at which the full
principal amount of a fixed income security
is scheduled to be repaid.

Supranational Entities — Entities that are
designated or supported by (but are not
part of) multiple governmental entities.
Examples include the International Bank
for Reconstruction and Development (the
World Bank), the European Steel and Coal
Community, the Asian Development Bank
and the Inter-American Development Bank.
The government members, or
“stockholders,” usually make initial capital
contributions to the supranational entity
and in many cases are committed to make
additional capital contributions if the
supranational entity is unable to repay its
borrowings.

Asset-Backed Securities — fixed income
securities issued by a trust or other legal
entity established for the purpose of
issuing securities and holding certain
assets, such as credit card receivables or
auto leases, that pay down over time and
generate sufficient cash to pay holders of
the securities.

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

The Portfolio invests all of its assets in money market securities. These instruments are generally fixed-income securities that mature or reset to a new interest rate within 13 months. Other than U.S. government securities, U.S. government agency securities and securities issued by U.S. government sponsored enterprises, the Portfolio only invests in money market instruments of issuers with one of the two highest short term ratings from a nationally recognized credit rating organization or unrated instruments which, in the opinion of the Portfolio’s management, are of similar credit quality.

The money market instruments in which the Portfolio may invest include:

United States Government Securities — Debt securities issued or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

United States Government Agency Securities — Debt securities issued or guaranteed as to principal and interest by U.S. government agencies. Agency securities may be supported only by the credit of the issuer, not the full faith and credit of the United States.

The Portfolio may also invest in securities issued by U.S. Government sponsored enterprises and supranational entities.

Bank Money Instruments — Obligations of commercial banks or other depository institutions, such as certificates of deposit, time deposits, bank notes and bankers’ acceptances.

Commercial Paper — Obligations, usually of nine months or less, issued by corporations and other businesses for short term funding.

Short-Term Obligations — Corporate debt and asset-backed securities with a period of 397 days or less remaining to maturity.

Floating Rate Obligations — Obligations of government agencies, corporations, depository institutions or other issuers which periodically reset their interest rate to reflect a current market rate, such as the federal funds rate or a bank’s prime rate, or the level of an interest rate index, such as LIBOR (a well-known short term interest rate index).

Insurance Company Obligations — Short term funding agreements and guaranteed insurance contracts with fixed or floating interest rates.

Master Notes — Variable principal amount demand instruments issued by securities firms and other corporate issuers.

Other Eligible Investments — Other money market instruments permitted by the Securities and Exchange Commission’s rules governing money market funds.

The Investment Adviser will vary the types of money market instruments in the Portfolio’s portfolio, as well as the Portfolio’s average maturity, in response to its assessment of the relative value of different securities and future short term interest rates.

6	BlackRock Money Market Portfolio

IMPORTANT DEFINITIONS
Eurodollar — obligations issued by foreign branches or subsidiaries of U.S. banks. Yankeedollar — obligations issued by U.S. branches or subsidiaries of foreign banks.

The Portfolio has no stated minimum holding period for investments, and will buy or sell securities whenever the Investment Adviser sees an appropriate opportunity.

In addition to the main strategies outlined above, the Portfolio may use certain other investment strategies, including:

Repurchase Agreements — Repurchase agreements are transactions in which the Portfolio purchases a class of securities with the obligation to resell the securities shortly thereafter at a specified price which reflects interest payable to the Portfolio. The Portfolio may engage in repurchase agreements involving any of the above instruments (without regard to the instrument’s maturity).

Reverse Repurchase Agreements — Reverse repurchase agreements are transactions in which the Portfolio sells a security with the obligation to repurchase the security shortly thereafter at a specified price which reflects a payment by the Portfolio. The Portfolio profits from entering into a reverse repurchase agreement by reinvesting the proceeds of the sale at a higher return than it has to pay to repurchase its security.

The Portfolio may invest in obligations of foreign issuers, including Eurodollar and Yankeedollar obligations. The Fund may also invest in when issued and delayed delivery transactions, forward commitments and illiquid and restricted securities, and may borrow for temporary, emergency purposes.

The Portfolio may also lend its portfolio securities.

Investment Risks

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

Other Important Information and Statement of Additional Information

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

BlackRock Money Market Portfolio	7

BlackRock Total Return Portfolio

Key Facts	BlackRock Total Return Portfolio at a Glance	3
	Risk/Return Bar Chart	4
	Fees and Expenses	5
	Financial Highlights	6

Details About the	How the Portfolio Invests	7
Portfolio	Investment Risks	9

	Other Important Information

Your Account	The Insurance Companies	A-3
	Investment Strategies	A-3
	How to Buy and Sell Shares	A-12

Management of the	BlackRock Advisors, LLC	A-16
Portfolio	Additional Information	A-18

For More Information	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

BlackRock Total Return Portfolio

Key Facts

BlackRock Total Return Portfolio at a Glance

IMPORTANT DEFINITIONS
In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.
Fixed-Income Securities — securities, including debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.
Maturity — the time at which the full
principal amount of a debt security is
scheduled to be repaid. The maturity of a
debt instrument may be short term (two
years or under), intermediate term (two to
fifteen years) or long term (over fifteen
years).

Duration — a measure of how much the
price of a bond would change compared to
a change in market interest rates.

Credit Risk — the risk that the issuer of a
bond or other fixed income security will be
unable to pay the interest or principal
when due.

Prepayment Risk — the risk that certain
obligations will be paid off by the obligor
more quickly than anticipated. In this
event, the Portfolio may be required to
invest the proceeds in securities with
lower yields.

Extension Risk — the risk that certain
obligations will be paid off more slowly by
the obligor than anticipated causing the
value of these securities to fall.

What are the Portfolio’s investment objectives?

The primary investment objective of the Portfolio is to seek to maximize total return, consistent with income generation and prudent investment management. The investment objective of the Portfolio is a fundamental policy that may be changed only by shareholder vote.

What are the Portfolio’s main investment strategies?

The Portfolio seeks to provide current income by investing in securities that pay interest or dividends. The Portfolio may also seek growth of capital by looking for investments that will increase in value. However, the Portfolio’s investments emphasize current income more than growth of capital.

The Portfolio under normal circumstances will invest at least 80%, and typically 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks and government obligations. Both U.S. and foreign companies and governments may issue these securities. The Portfolio invests primarily in fixed-income securities rated investment grade by at least one nationally recognized statistical rating organization (“NRSRO”). The Portfolio will invest most of its net assets in securities issued by U.S. companies, but may also invest in securities issued by foreign companies. The Portfolio may invest in fixed-income securities of any maturity or duration. The Portfolio may also invest in derivative securities for hedging purposes or to increase the return on its investments.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur in response to interest rate changes or in response to other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of fixed income instruments goes down. Also, the Investment Adviser may select securities that underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. If the value of the Portfolio’s investments decreases, you may lose money.

The Portfolio’s investments in fixed-income securities will be subject to credit risk. Certain investments of the Portfolio may also be subject to the risks associated with investments in mortgage-backed securities and asset-backed securities, including prepayment risk and extension risk. Mortgage-backed securities may be issued by the U.S. Government or its agencies or instrumentalities, or by government sponsored enterprises, as well as private issuers. Mortgage-backed securities may often not, therefore, be backed by the full faith and credit of the United States government.

The Portfolio may invest in foreign securities, which may involve additional risks beyond those of U.S. securities, such as changes in foreign currency exchange rates, liquidity risk, and political, social and economic instability.

BlackRock Total Return Portfolio	3

IMPORTANT DEFINITIONS
Counterparty Risk — the risk that the
counterparty in a transaction will be unable
to honor its financial obligation to the
Portfolio.

Currency Risk — the risk that changes in
the exchange rate between currencies will
adversely affect the value (in U.S. dollar
terms) of an investment.

Leverage Risk — the risk associated with
certain types of investments or trading
strategies that relatively small market
movements may result in large changes in
the value of an investment.

Liquidity Risk — the risk that certain
securities may be difficult or impossible to
sell at the time that the seller would like
or at the price that the seller believes the
security is currently worth.

Contract — the Portfolio offers its shares
only to participating insurance companies.
These insurance companies write variable
annuity and/or variable life insurance
contracts that allow the contract owner to
choose the Portfolio as an investment
option. The contract owner does not
become a Portfolio shareholder.

In addition, because the Portfolio may invest a substantial portion of its assets in derivative instruments, the Portfolio is exposed to the risks associated with such investments. Derivatives may be volatile and involve significant risks, including credit risk, counterparty risk, currency risk, leverage risk and liquidity risk.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance contract for contract owners who:

  Are investing with long term goals in mind
  Are looking for current income
  Are willing to accept the risk of greater loss of income and principal in return for the possibility of receiving higher current income

Risk/Return Bar Chart

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with the Lehman Brothers U.S. Aggregate Bond Index, a broad measure of market performance. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 4.50% (quarter ended September 30, 2001) and the lowest return for a quarter was -2.26% (quarter ended June 30, 2004). The year-to-date return as of March 31, 2008 was 0.73%.

Average Annual Total Returns
(for the periods ended December 31, 2007)	One Year	Five Years	Ten Years

BlackRock Total Return Portfolio	4.47%	4.04%	5.30%

Lehman Brothers U.S. Aggregate Bond Index(a)	6.97%	4.42%	5.97%

(a)	The Lehman Brothers U.S. Aggregate Bond Index, a widely recognized unmanaged market- weighted index, is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and Government agency issues with at least one year to maturity. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
4	BlackRock Total Return Portfolio

Fees and Expenses

UNDERSTANDING EXPENSES
Portfolio investors pay various fees and
expenses, either directly or indirectly.
Listed below are some of the main types
of expenses that the Portfolio may charge:

Expenses paid indirectly by the
shareholder:

Annual Portfolio Operating Expenses —
expenses that cover the costs of operating
the Portfolio.

Management Fee — a fee paid to the
Investment Adviser for managing the
Portfolio.

Distribution Fees — fees used to support
the Portfolio’s marketing and distribution
efforts, such as compensating financial
advisers and other financial
intermediaries, advertising and promotion.
Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Portfolio invests a portion of its assets.

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses
that are deducted from Portfolio assets)

Management Fees	0.34%

Distribution and/or Service (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.15%

Total Annual Portfolio Operating Expenses(b)	0.49%

(a)	PFPC Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

(b)	Pursuant to a Fee Waiver/Expense Reimbursement Agreement between the Fund and the Investment Adviser, the Investment Adviser waives its management fees and/or reimburses the expenses of each Portfolio which exceed 0.50% (excluding Acquired Fund Fees and Expenses) of its average daily net assets. This agreement has a one year term and is renewable. For the fiscal year ended December 31, 2007, the Portfolio was reimbursed $3,220, which had no impact on the Total Annual Portfolio Operating Expenses ratio.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$50	$157	$274	$616

BlackRock Total Return Portfolio	5

Financial Highlights

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	BlackRock Total Return Portfolio

	For the Year Ended December 31,

	2007	2006	2005	2004	2003

Per Share Operating Performance:

Net asset value, beginning of year	$ 11.41	$ 11.45	$ 11.85	$ 11.86	$ 11.89

Investment income — net(a)	.55	.52	.44	.37	.43

Realized and unrealized gain (loss) — net	(.05)	(.05)	(.21)	.16	.14

Total from investment operations	.50	.47	.23	.53	.57

Less dividends and distributions:
Investment income — net	(.54)	(.51)	(.58)	(.52)	(.45)
Realized gain — net	—	—	(.05)	(.02)	(.15)
Tax return of capital	—	— (b)	—	—	—

Total dividends and distributions	(.54)	(.51)	(.63)	(.54)	(.60)

Net asset value, end of year	$ 11.37	$ 11.41	$ 11.45	$ 11.85	$ 11.86

Total Investment Return(c):

Based on net asset value per share	4.47%	4.37%	2.01%	4.48%	4.95%

Ratios to Average Net Assets:

Expenses, net of waiver and excluding interest expense	.49%	.50%	.49%	.46%	.46%

Expenses, net of waiver	.49%	.50%	.49%	.46%	.46%

Expenses	.49%	.52%	.50%	.46%	.46%

Investment income — net	4.88%	4.65%	3.73%	3.12%	3.62%

Supplemental Data:

Net assets, end of year (in thousands)	$112,058	$116,151	$122,838	$135,237	$136,698

Portfolio turnover	281%	312%	236%	220%	272%

(a)	Based on average shares outstanding.

(b)	Amount is less than $(.01) per share.

(c)	Total investment returns exclude insurance-related fees and expenses.

6	BlackRock Total Return Portfolio

Details About the Portfolio

How the Portfolio Invests

ABOUT THE PORTFOLIO MANAGERS
The Fund is managed by a team of investment professionals that consists of Scott Amero, Matthew Marra and Andrew Phillips.
ABOUT THE INVESTMENT ADVISER AND SUB-ADVISER
The Portfolio is managed by BlackRock
Advisors, LLC (“Investment Adviser” and “BlackRock”) and sub-
advised by BlackRock Financial
Management, Inc. As used in this
Prospectus, the terms “Investment
Adviser” and “BlackRock” include where
applicable, the sub-adviser.
IMPORTANT DEFINITIONS
Corporate Debt — fixed income debt
securities issued by corporations, as
distinct from securities issued by a
government or its agencies or
instrumentalities.

Asset-Backed Securities — fixed income
securities issued by a trust or other legal
entity established for the purpose of
issuing securities and holding certain
assets, such as credit card receivables or
auto leases, that pay down over time and
generate sufficient cash to pay holders of
the securities.

Mortgage-Backed Securities — securities
backed by pools of mortgages, which in
many cases are guaranteed against
default by government agencies.

Convertible Securities — fixed income
securities, such as corporate bonds or
preferred stock, that are exchangeable for
shares of common stock of the issuer or
another company.

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

The Portfolio invests primarily in a diversified portfolio of investment grade fixed-income securities of any maturity or duration. The Portfolio typically invests at least 90% of its net assets in fixed-income securities. The Portfolio invests primarily in investment grade fixed income securities. The fixed income securities in which the Portfolio invests consist of:

  U.S. government debt securities
  Corporate debt issued by U.S. and foreign companies
  Asset-backed securities
  Mortgage-backed securities
  Preferred securities issued by U.S. and foreign companies
  Corporate debt securities and preferred securities convertible into common stock
  Foreign sovereign debt instruments
  Money market securities

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities. This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days prior notice to shareholders. The Portfolio invests primarily in fixed-income securities that are rated in the four highest rating categories by at least one of the recognized rating agencies (including Baa or better by Moody’s Investors Service, Inc., or BBB or better by Standard & Poor’s or Fitch Ratings). Securities rated in any of the four highest rating categories are known as “investment grade” securities.

The Portfolio may invest up to 25% of its net assets in fixed-income securities of issuers outside the United States. The Investment Adviser anticipates that the Portfolio’s investment in foreign securities will primarily be in issuers in Canada, the developed countries of Europe, Australia, New Zealand, and certain Caribbean countries, although the Portfolio may also invest in issuers elsewhere, including high credit quality sovereign and corporate issuers in emerging markets.

The Portfolio may invest a portion of its assets in various types of mortgage-backed securities. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other fixed-income securities.

Fixed-income securities frequently have redemption features that permit an issuer to repurchase the security from the Portfolio at certain times prior to maturity at a specified price, which is generally the amount due at maturity. In many cases, when interest rates go down, issuers redeem fixed-income securities that allow for redemption. When an issuer redeems fixed-income securities, the Portfolio may receive less than the market value of the

BlackRock Total Return Portfolio	7

IMPORTANT DEFINITIONS
Short Sale — a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market price of that security.

securities prior to redemption. In addition, the Portfolio may have to invest the proceeds in new fixed-income securities with lower yields and therefore lose expected future income.

The Portfolio may use derivatives, including interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Standard & Poor’s 500 Index or Lehman Brothers U.S. Aggregate Bond Index. The Portfolio may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities. The Portfolio may also invest in repurchase agreements, when-issued and delayed-delivery securities, and forward commitments.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Investment Adviser sees an appropriate opportunity.

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investment strategies:

The Portfolio may engage in short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. The Portfolio may also make short sales “against the box” without limitation. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The Portfolio may invest up to 20% of its net assets in fixed-income securities rated below investment grade by the NRSROs or in unrated securities which are of comparable credit quality (“junk bonds”).

The Portfolio may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

The Portfolio may also invest in repurchase agreements, reverse repurchase agreements, when-issued and delayed-delivery securities, and forward commitments, and may enter into standby commitment agreements. The Portfolio may also invest in illiquid and restricted securities.

Under unusual market or economic conditions, the Portfolio may, for temporary defensive purposes, invest up to 100% of its net assets in U.S. government securities, certificates of deposit, bankers’ acceptances, commercial paper rated in the highest rating category by a recognized rating service, money market funds, cash or other high quality fixed-income securities that are consistent with the Portfolio’s objectives. The yield on such securities may be lower than the yield on lower-rated fixed-income securities. Temporary defensive positions may limit the potential for an increase in the value of the Portfolio’s shares or for the Portfolio to achieve its investment objectives.

While the Portfolio does not intend to invest in common stocks or other equity securities, other than preferred stocks, it may acquire such securities in unit offerings with fixed-income securities or in connection with a conversion or exchange of fixed-income securities.

8	BlackRock Total Return Portfolio

Investment Risks

The Portfolio may use different investments and investment strategies that involve various types of risk. Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

Other Important Information and Statement of Additional Information

The Portfolio is managed by BlackRock’s Core Bond Team, a group of investment professionals comprised of Scott Amero, Matthew Marra and Andrew Phillips. This team has managed the Portfolio’s portfolio since 2006. The Portfolio is managed using a team approach. Scott Amero, Matthew Marra and Andrew Phillips are senior members of BlackRock’s taxable fixed-income management team.

Scott Amero is a Vice Chairman and BlackRock’s Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Leadership Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust. He has been a Managing Director of BFM since 1990.

Matthew Marra is a Managing Director of BlackRock and is a member of BlackRock’s Fixed Income Portfolio Management Group. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

Andrew J. Phillips is a Managing Director of BlackRock and is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. He has been a member of the Investment Adviser’s Fixed Income team since 1991.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Portfolio shares, please see the Statement of Additional Information.

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

BlackRock Total Return Portfolio	9

Other Important Information

BlackRock Series Fund, Inc.

This Other Important Information section constitutes part of the Prospectus for the shares of BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio and BlackRock Total Return Portfolio (hereinafter referred to as the “Portfolios” or individually as a “Portfolio”).

Your Account	The Insurance Companies	A-3
	Investment Strategies	A-3
	Types of Investment Risks	A-10
	Special Risks Associated With Foreign Investments Generally	A-11
	How to Buy and Sell Shares	A-12
	How Shares Are Priced	A-14
	Dividends and Taxes	A-15

Management of the	BlackRock Advisors, LLC	A-16
Portfolio	Additional Information	A-18

For More Information	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

Your Account

The Insurance Companies

Shares of the Portfolios currently are sold only to separate accounts of the Merrill Lynch Life Insurance Companies, as defined below, and Monarch Life Insurance Company’s Variable Account A (currently administered by the Merrill Lynch Life Insurance Companies) (collectively, the “Accounts”) to fund benefits under Variable Life Insurance Contracts (the “Contracts”) issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York, indirect wholly owned subsidiaries of Aegon, USA Inc. (collectively, the “Merrill Lynch Insurance Companies”), and Monarch Life Insurance Company (“Monarch” and, together with the Merrill Lynch Life Insurance Companies, the “Insurance Companies”). The investment adviser of BlackRock Series Fund, Inc. (the “Fund”), BlackRock Advisors, LLC is a wholly owned subsidiary of BlackRock, Inc. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Contract owner, which are set forth in the Contract. A Contract owner has no interest in the shares of a Portfolio, but only in the Contract. A Contract is described in the prospectus for that Contract. That prospectus describes the relationship between increases or decreases in the net asset value of shares of a Portfolio, and any distributions on such shares, and the benefits provided under a Contract. The prospectus for the Contract also describes various fees payable to the Insurance Companies and charges to the separate accounts made by the Insurance Companies with respect to the Contract. Since shares of the Portfolios will be sold only to the Insurance Companies for the Accounts, the terms “shareholder” and “shareholders” in this Prospectus refer to the Insurance Companies.

It is possible that differences might arise among the Accounts and that such differences could be considered material conflicts. Such a material conflict could arise due to changes in the law (such as state insurance law or federal tax law) which affect the various Accounts. It could also arise by reason of differences in voting instructions from Contract owners of one or more of the Merrill Lynch Insurance Companies or Monarch, or for other reasons. The Insurance Companies will monitor events to identify such conflicts and to determine how to respond to such conflicts. If such a conflict occurs, an Insurance Company may be required to eliminate one or more divisions of its Account investing in the Fund or substitute a new Portfolio for a Portfolio in which a division invests.

BlackRock, the Distributors and their affiliates may make payments relating to distribution and sales support activities to insurance companies and other financial intermediaries (“Service Organizations”) out of their past profits or other sources available to them (and not as an additional charge to the Portfolios). BlackRock, the Distributors and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Portfolio. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributors and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Portfolios to you. Please contact your Service Organization for details about payments it may receive from the Portfolios or from BlackRock, the Distributor or their affiliates. For more information, see the Statement of Additional Information.

Investment Strategies

This section contains a discussion of certain investments and investment strategies that may be used by one or more of the Portfolios. The forepart of this Prospectus indicates which of the following investments and investment strategies may be used by each Portfolio. The risks associated with each of these investments and investment strategies are described in greater detail in the following section of this Other Important Information section, “Types of Investment Risk.” As with any fund, there can be no guarantee that a Portfolio will meet its objectives or that a Portfolio’s performance will be positive for any period of time.

Borrowing and Leverage Risk — Each Portfolio may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Portfolio shares and in the return on a Portfolio’s portfolio. Borrowing will cost a Portfolio interest expense and other fees. The costs of borrowing may reduce a Portfolio’s return. Certain derivative securities that a Portfolio may buy or other techniques that the Portfolio may use may create leverage, including, but not limited to, when issued securities, forward commitments and futures contracts and options.

Short-Term Investments — Each Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper or treasury bills. As a temporary measure for defensive purposes, each Portfolio may invest more heavily in these securities, without limitation. A Portfolio may also increase its investment in these securities when Portfolio management is unable to find enough attractive long-term investments, to reduce exposure to long-term investments when management believes it is advisable to do so on a temporary basis, or to meet redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Short-term investments may therefore limit the potential for a Portfolio to achieve its investment objective. Short-term investments involve credit risk.

Repurchase Agreements — Each Portfolio may invest in repurchase agreements. A repurchase agreement involves the purchase of a security together with a simultaneous agreement to resell the security to the seller at a later date at approximately the purchase price less an amount that represents interest to the buyer. Repurchase agreements are considered relatively safe, liquid investments for short-term cash, but involve the risk that the seller will fail to repurchase the security and that the Portfolio will have to attempt to sell the security in the market for its current value, which may be less than the amount the Portfolio paid for the security. Repurchase agreements involve credit risk.

Reverse Repurchase Agreement Risk — Reverse repurchase agreements involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party to the agreement may fail to return the securities in a timely manner or at all. A Portfolio could lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to a Portfolio.

Securities Lending — Each Portfolio may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a Portfolio.

Active Trading Risk — Each Portfolio may actively and frequently trade its portfolio securities; therefore, each Portfolio may engage in short-term trading. Such active trading may increase a Portfolio’s expenses and have adverse tax consequences for the Portfolio. It can also cause a greater amount of the Portfolio’s distributions to be ordinary income rather than long term capital gains. Active trading also involves market risk and selection risk. It can also cause a greater amount of the Portfolio’s distributions to be ordinary income rather than long term capital gains.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security a Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Junk Bonds — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Portfolio. The major risks in junk bond investments include:

  Junk bonds may be issued by less creditworthy companies. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.
  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If the issuer redeems junk bonds a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.
  Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio’s securities holdings than is the case with securities trading in a more liquid market.
  A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Distressed Securities — Distressed securities are speculative and involve substantial risks. Generally, a Portfolio will invest in distressed securities when Portfolio management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A Portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect their investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Corporate Loans — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment or recovery may be delayed. By investing in a corporate loan, a Portfolio may become a member of the syndicate.

The corporate loans in which a Portfolio invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Portfolio’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Foreign Securities — Certain Portfolios may invest in foreign securities. Foreign investing involves special risks not present in U.S. securities that may increase the chance a Portfolio will lose money, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets. Foreign investing involves market risk, selection risk and political risk, and certain foreign investments may also involve credit risk, information risk, valuation risk, currency risk and liquidity risk.

Depositary Receipts — Certain Portfolios may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by a U.S. bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Sovereign Debt — A Portfolio may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Warrants — A warrant gives a Portfolio the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. A Portfolio has no obligation to exercise the warrant and buy the stock. A warrant has value only if a Portfolio is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Portfolio loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Asset-Backed Securities — Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of a Portfolio’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than that of shorter-term securities.

Mortgage-Backed Securities — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Portfolio will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.” Extension risk may cause the average maturity of a Portfolio’s portfolio to increase.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

A large percentage of mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Corporation (“Ginnie Mae”), or government sponsored enterprises such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or the Federal National Mortgage Corporation (“Fannie Mae”). Principal and interest payments on mortgage-backed securities issued by the Federal Government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If a Portfolio invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Portfolio management, it is possible that the Portfolio could lose all or substantially all of its investment.

Recent Developments with Sub-prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risks associated with investments mortgage-backed securities and asset-backed securities.

Precious Metal Related Securities — Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Real Estate Related Securities — The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values.

If a Portfolio’s real estate related investments are concentrated in one geographic area or in one property type, the Portfolio will be particularly subject to the risks associated with that area or property type.

Illiquid Securities — Each Portfolio may invest up to 15% of its net assets in illiquid securities (10% with respect to BlackRock Money Market Portfolio) that it cannot sell within seven days at approximately current value. If the Portfolio buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Portfolio may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Portfolio may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Portfolio management receives material nonpublic information about the issuer, a Portfolio may, as a result, be unable to sell the securities.

Derivatives — A Portfolio may use derivative instruments to hedge its investment or to seek to enhance returns. Derivatives allow a Portfolio to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk — If a derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below to what that Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

A Portfolio may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with other Portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a

Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Portfolio’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and each may choose not to do so.

If a Portfolio uses derivatives to seek to enhance returns, its investments may expose the Portfolio to the risks outlined above to a greater extent than if the Portfolio used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

Covered Call Options — Certain Portfolios can sell covered call options, which are options that give the purchaser the right to require a Portfolio to sell a security owned by the Portfolio to the purchaser at a specified price within a limited time period. These Portfolios may also sell the purchaser a right to require the Portfolio to make a payment based on the level of an index that is closely correlated with some of the Portfolio’s holdings. A Portfolio will receive a premium (an upfront payment) for selling a covered call option, and if the option expires unexercised because the price of the underlying security has gone down the premium received by the Portfolio will partially offset any losses on the underlying security. By writing a covered call option, however, a Portfolio limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option. Covered call options involve market risk, correlation risk, liquidity risk and selection risk.

Covered Put Options — Certain Portfolios can write (i.e., sell) covered put options, which are options that give the purchaser the right to require a Portfolio to buy the underlying security or securities at the exercise price at any time during the option period or at a specific date. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. A Portfolio receives a premium from writing put options which it retains whether or not the option is exercised. A put option written by a Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying security.

Futures and Options — Certain Portfolios may use futures and options. Futures are exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time. Futures involve leverage risk and correlation risk and may involve currency risk and political risk. Options are exchange-traded or private contracts involving the right of a holder to deliver (a “put”) or receive (a “call”) certain assets (or a money payment based on the change of certain assets or an index) from another party at a specified price within a specified time period. Options involve leverage risk and correlation risk. Private options also involve credit risk, valuation risk and liquidity risk. Options may involve currency risk and political risk.

The Portfolios will use futures and options primarily for hedging purposes — that is, to offset the risk that other holdings may decrease in value or that potential investment opportunities may increase in value before the Portfolio can fully implement its investment strategy. The Balanced Capital, Bond, Fundamental Growth, Global Allocation, High Income, Government Income and Large Cap Core Portfolios may use futures and options, however, to seek to enhance total return as well as for hedging purposes. While hedging can reduce losses, it can also reduce or eliminate gains if markets move in a different manner than anticipated by the Portfolio or if the cost of the future or option outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the future or option will not match those of the holdings being hedged as expected by the Portfolio, in which case losses on the holdings being hedged may not be reduced.

Indexed and Inverse Securities — A Portfolio may invest in securities whose potential return are directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. A Portfolio may also invest in securities whose return is inversely related to changes in an index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index goes up and increase when that index goes down. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Indexed and Inverse Floating Rate Securities — A Portfolio may invest in securities the potential return of which is directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. A Portfolio may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters). A Portfolio may also purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject a Portfolio to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages a Portfolio’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities and the net asset value of the Portfolio’s shares may be more volatile than if the Portfolio did not invest in such securities. Certain of these inverse floating rate investments may be presented, for financial reporting purposes, as secured borrowings by a Portfolio.

Swap Agreements — Swap agreements involve the risk that the party with whom the Portfolio has entered into the swap will default on its obligation to pay the Portfolio and the risk that a Portfolio will not be able to meet its obligations to pay the other party to the agreement.

Currency Contracts — Certain Portfolios may buy securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Portfolio’s securities. In order to seek to limit such changes, certain Portfolios may buy or sell contracts relating to foreign currencies for hedging purposes. Hedging is a strategy in which a currency contract is used to offset the risk that other Portfolio holdings may decrease in U.S. dollar value as the result of changes in exchange rates. Losses on the other investment may be substantially reduced by gains on a currency contract that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if exchange rates move in a different manner than anticipated by the Portfolio or if the cost of the currency contract outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the currency contract will not match those of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced. A Portfolio may not be able to (or may not try to) hedge all currency risks, and there is no guarantee that a Portfolio’s currency hedging, if attempted, will be successful. A Portfolio may attempt to hedge through several different types of currency contracts, including currency forwards, currency options and currency-indexed instruments. Currency contracts involve currency risk, market risk, political risk, correlation risk and selection risk.

Short Sales — Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. A Portfolio may also pay transaction costs and borrowing fees in connection with short sales.

Convertible Securities — Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Standby Commitment Agreements — Standby commitment agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Portfolio at the option of the issuer. Standby commitment agreements involve the risk that the security a Portfolio buys will lose value prior to its delivery to the Portfolio and will no longer be worth what the Portfolio has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, a Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Mid Cap Securities — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Investment in Other Investment Companies — Each Portfolio may invest in other investment companies, including exchange traded funds. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Types of Investment Risks

This section contains a discussion of various risks that may be associated with certain investment strategies. The forepart of this Prospectus indicates which investment strategies may be used by each Portfolio.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Portfolio invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that the Investment Adviser selects will underperform the markets, the relevant indices or the securities selected by other portfolios with similar investment objectives and investment strategies.

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Portfolio’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Portfolio may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Portfolio management.

Correlation Risk — The risk that changes in the value of two investments do not track or offset each other in the manner anticipated by Portfolio management. Correlation risk is associated with hedging transactions, in which a Portfolio uses a derivative to offset the risk that other Portfolio holdings may decrease in value or that potential investment opportunities may increase in value before the Portfolio can fully implement its investment strategy. Correlation risk means that changes in the value of the derivative may not match those of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings or potential holdings being hedged may not be reduced.

Currency Risk — The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value to a U.S. investor because the currency is worth fewer U.S. dollars.

Information Risk — The risk that important information about a security or market is inaccurate, unreliable or unavailable.

Leverage Risk — The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time that a Portfolio would like or at the price that a Portfolio believes the security is currently worth.

Political Risk — The risk of losses arising from government or legal events, such as changes in tax or trade laws, imposition of currency controls, adverse court or administrative rulings, or change of a government or political system.

Share Reduction Risk — In order to maintain a constant net asset value of $1.00 per share, the Money Market Portfolio may reduce the number of shares held by its shareholders.

Investing Style Risk — The risk that a particular style of investing used by a Portfolio — such as growth investing or value investing — will from time to time go out of favor. If this happens, a Portfolio that uses a particular style may underperform other funds that do not use that investing style.

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Initial Public Offering Risk — The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the overall stock market. When an initial public offering is brought to the market, availability may be limited and a Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Valuation Risk — The risk that a Portfolio has valued an investment at a higher price than it can actually obtain upon a sale.

Commodities Related Investments Risk — Exposure to the commodities markets may subject a Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Special Risks Associated With Foreign Investments Generally

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair a Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk — Securities and other instruments in which a Portfolio invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Portfolio’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Portfolio management to completely and accurately determine a company’s financial condition.

Emerging Market Risks — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious, and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Certain Risks of Holding Portfolio Assets Outside the United States — A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Portfolio’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

How to Buy and Sell Shares

The Fund continuously offers shares in each of its Portfolios, without sales charge, to the Insurance Companies. The price of shares purchased by the Insurance Companies is based on the next calculation of the per share net asset value of the Portfolio after an order is placed.

The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Fund will redeem all full and fractional shares of the Portfolios for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the net asset value of such shares at such time.

Short-Term Trading (except Money Market Portfolio)

Each Portfolio reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading (sometimes known as “market timing”) into and out of a Portfolio, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Portfolio. Short-term or excessive trading may cause a Portfolio to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Portfolio to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemptions. Accordingly, each Portfolio has adopted certain policies and procedures, which have been reviewed and approved by the Fund’s Board of Directors, designed to deter such short-term or excessive trading. In addition, each Portfolio will reject purchase orders from market timers or other investors if Portfolio management, in its discretion, has determined that such orders are short-term or excessive, and will be disruptive to the Portfolio. For these purposes, Portfolio management considers an investor’s trading history in a Portfolio or other funds advised by the Investment Adviser or its affiliates, and accounts under common ownership or control. Each Distributor has entered into agreements with respect to the Insurance Companies pursuant to which such Insurance Companies undertake to cooperate with each Distributor in monitoring purchase and redemption orders by their customers in order to detect and prevent short-term or excessive trading in a Portfolio’s shares through such accounts.

Because Global Allocation Portfolio may invest a substantial portion of its assets in foreign securities that may trade in markets that close some time before the time at which the Portfolio calculates its net asset value, the Portfolio may be subject to the risks of time zone arbitrage — a market timing strategy that seeks to take advantage of changes in the value of the Portfolio’s portfolio holdings during the period between the close of the markets in which the Portfolio’s portfolio securities primarily trade and the close of the New York Stock Exchange.

The high yield securities in which High Income Portfolio primarily invests may trade less frequently and in lower volumes than investment grade securities and are often subject to greater price volatility. For this reason, the Portfolio is subject to the risk that certain investors may seek to market time the Portfolio to take advantage of the changes in the value of the Portfolio’s portfolio holdings that may occur between the time when the Portfolio’s net asset value is calculated and the time the prices of the Portfolio’s holdings next change.

For these reasons, each such Portfolio may, at times, fair value its portfolio securities in order to deter such market timing. See “How Shares Are Priced.”

Each Portfolio applies these policies to all shareholders. However, Portfolio management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts is short-term or excessive, and will be disruptive to the Portfolio and so makes no representation that all such orders can or will be rejected.

Short-Term Trading (Money Market Portfolio)

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board of Directors has evaluated the risks of market timing activities by the Money Market Portfolio’s shareholders and has determined that due to (i) the Portfolio’s policy of seeking to maintain the Portfolio’s net asset value at $1.00 each day, (ii) the nature of the Portfolio’s portfolio holdings, and (iii) the nature of the Portfolio’s shareholders, it is unlikely that (a) market timing would be attempted by the Portfolio’s shareholders and (b) any attempts to market time the Portfolio by shareholders would result in negative impact to the Portfolio or its shareholders. As a result, the Board of Directors has not adopted policies and procedures to deter short-term trading in the Portfolio.

Anti-Money Laundering Requirements

The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to respond to regulatory requests or to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Selective Disclosure of Portfolio Holdings

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of a Portfolio’s portfolio holdings, please see the Statement of Additional Information.

How Shares Are Priced

IMPORTANT DEFINITIONS
Net Asset Value — the market value of a Portfolio’s total assets after deducting liabilities, divided by the number of shares outstanding.

When an Insurance Company purchases shares, the Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Portfolio calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining share price is the next one calculated after a purchase or redemption order is placed. Foreign securities owned by a Portfolio may trade on weekends or other days when the Portfolio does not price its shares. As a result, a Portfolio’s net asset value may change on days when the Insurance Company will not be able to purchase or redeem the Portfolio’s shares. The amortized cost method is used in calculating the net asset value of the Money Market Portfolio. Under this method of valuation, a security is initially valued at cost on the date of purchase, and then the Money Market Portfolio amortizes the value of the security at a constant rate until the maturity of the security, regardless of the impact of fluctuating interest rates on the market value of the security. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by a Portfolio may trade on weekends or other days when a Portfolio does not price its shares. As a result, the Portfolio’s net asset value may change on days when an Insurance Company will not be able to purchase or redeem the Portfolio’s shares. The Money Market Portfolio will seek to maintain a net asset value of $1.00 per share.

Certain Portfolios may invest in foreign securities. Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Portfolio’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the Exchange. A Portfolio generally values fixed income portfolio securities using market prices provided by an independent pricing service approved by the Fund’s Board of Directors. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the Exchange that may not be reflected in the computation of a Portfolio’s net asset value. If market quotations are not readily available or, in the Investment Adviser’s judgment, do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security will be valued by another method that the Board of Directors believes more accurately reflects the fair value. Fair value determinations may be made by the Fund’s independent pricing service using a matrix pricing system or by the Investment Adviser’s Valuation Committee after consideration of the material factors that may affect the value of a particular security.

The Board has adopted valuation procedures for each Portfolio and has delegated the day-to-day responsibility for fair value determinations to the Investment Adviser’s Valuation Committee. Fair value determinations by the Investment Adviser that affect the Portfolio’s net asset value are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or accurately reflect a security’s fair value, the Investment Adviser monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by a Portfolio. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer’s securities on an exchange during the trading day, a corporate action or a company announcement) or events affecting securities markets generally (for example, market volatility or a natural disaster).

The Investment Adviser believes that foreign security values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service in accordance with a valuation policy approved by the Board of Directors to take those factors into account.

Each Portfolio’s use of fair value pricing is designed to ensure that the Portfolio’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair value used by a Portfolio on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

Dividends and Taxes

The Money Market, the Government Income, High Income and Total Return Portfolios declare dividends of net investment income daily and reinvest dividends monthly in additional full and fractional shares of the respective Portfolio. The Global Allocation, Large Cap Core, Fundamental Growth and Balanced Capital Portfolios declare dividends of net investment income at least semi-annually and reinvest dividends at least semi-annually in additional shares of the respective Portfolios.

Each Portfolio will distribute net realized capital gains, if any, at least annually. Capital gain dividends are reinvested at least annually in the form of additional shares at net asset value or, at the shareholder’s option, paid in cash.

Dividends paid by a Portfolio may be included in an Insurance Company’s gross income. The tax treatment of these dividends depends on the Insurance Company’s tax status. A description of an Insurance Company’s tax status is contained in the prospectus for the Policy.

Management of the Portfolio

BlackRock Advisors, LLC

BlackRock Advisors, LLC is each Portfolio’s Investment Adviser and manages each Portfolio’s investments subject to the oversight of the Board of Directors of each Portfolio. While the Investment Adviser is ultimately responsible for the management of each Portfolio, it is able to draw upon the research and expertise of its asset management affiliates in making its portfolio decisions and management with respect to certain portfolio securities.

For the fiscal year December 31, 2007, the Investment Adviser received an advisory fee at the following annual rates:

As a % of its
Average Net
Assets (if applicable,
Portfolio	net of waivers)

Balanced Capital Portfolio	0.34%

Fundamental Growth Portfolio	0.34%

Global Allocation Portfolio	0.34%

Government Income Portfolio	0.33%

High Income Portfolio	0.27%

Large Cap Core Portfolio	0.34%

Money Market Portfolio	0.34%

Total Return Portfolio	0.34%

The Investment Adviser has sub-advisory agreements (each a “Sub-Advisory Agreement”), with affiliates of the Investment Adviser (each a “Sub-Adviser”), under which the Investment Adviser pays a fee for any services a Sub-Adviser provides to the Portfolios. Each Sub-Adviser is responsible for the day-to-day management of a Portfolio.

The Investment Adviser has retained BlackRock Investment Management, LLC (“BIM”), an affiliate, to act as a Sub-Adviser to Fundamental Growth Portfolio, Large Cap Portfolio, Global Allocation Portfolio and a portion of Balanced Capital Portfolio. The Investment Adviser pays BIM for services it provides a monthly fee at an annual rate equal to a percentage of the advisory fee paid to the Investment Adviser under the Investment Advisory Agreement.

The Investment Adviser has retained BlackRock Financial Management, Inc. (“BFM”), an affiliate, to act as a Sub-Adviser to Total Return Portfolio, Government Income Portfolio and High Income Portfolio, and a portion of Balanced Capital Portfolio. The Investment Adviser pays BFM for services it provides a monthly fee at annual rate equal to a percentage of the advisory fee paid to the Investment Adviser under the Investment Advisory Agreement.

The Investment Adviser has retained BlackRock Asset Management U.K. Limited (“BAM UK”), an affiliate, to act as a Sub-Adviser to a portion of Global Allocation Portfolio, and the Investment Adviser pays BAM U.K. for services it provides a monthly fee at an annual rate equal to a percentage of the advisory fee paid to the Investment Adviser under the Investment Advisory Agreement.

The Investment Adviser has retained BlackRock Institutional Management Corporation (“BIMC”), an affiliate, to act as Sub-Adviser to Money Market Portfolio. The Investment Adviser pays BIMC for services it provides a monthly fee at an annual rate equal to a percentage of the advisory fee paid to the Investment Adviser under the Investment Advisory Agreement.

Pursuant to a Fee Waiver/Expense Reimbursement Agreement between the Fund and the Investment Adviser, the Investment Adviser waives its management fees and/or reimburses the expenses of each Portfolio which exceed 0.50%. For the fiscal year ended December 31, 2007, the Investment Adviser reimbursed a total of $53,044 in expenses, of which $8,587 was attributed to the Global Allocation Portfolio, $5,308 was attributed to the Government Income Portfolio, $35,929 was attributed to High Income Portfolio and $3,220 was attributed to Total Return Portfolio.

A discussion of the basis of the Board of Directors’ approval of each Portfolio’s investment advisory agreement and each sub-advisory agreement is included in each Portfolio’s annual shareholder report for the fiscal year ended December 31, 2007.

The Investment Adviser was organized in 1994 to perform advisory services for investment companies. BlackRock Financial Management, Inc. is a registered investment adviser and was organized in 1988. BlackRock Investment Management, LLC is a registered investment adviser and a commodity pool operator and was organized in 1999. BlackRock Asset Management U.K. Limited is an investment adviser and was organized in 1986. BlackRock Institutional Management Corporation is a registered investment adviser and was organized in 1977. The Investment Adviser and its affiliates had over $1.364 trillion in investment company and other portfolio assets under management as of March 31, 2008.

From time to time, a manager, analyst, or other employee of the Investment Adviser or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Investment Adviser or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Portfolio.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage a Portfolio and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Portfolio. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. One or more Affiliates act or may act as an investor, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which a Portfolio directly and indirectly invests. Thus, it is likely that a Portfolio will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of a Portfolio and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Portfolio. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by a Portfolio and may result in an Affiliate having positions that are adverse to those of the Portfolio. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with a Portfolio. As a result, an Affiliate may compete with a Portfolio for appropriate investment opportunities. The results of a Portfolio’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Portfolio could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, a Portfolio may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact a Portfolio. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio. A Portfolio’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, a Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. A Portfolio also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend a Portfolio or who engage in transactions with or for the Portfolio, and may receive compensation for such services. A Portfolio may also make brokerage and other payments to Affiliates in connection with the Portfolio’s investment transactions.

Under a securities lending program approved by the Fund’s Board of Directors, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the Portfolio to the extent that a Portfolio engages in the securities lending program. For these services, the lending agent may receive a fee from a Portfolio, including a fee based on the returns earned on the Portfolio’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which a Portfolio may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage a Portfolio and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

Additional Information

Investment Adviser — BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, has been selected as the investment adviser of the Fund.

Investment Sub-Advisers — BlackRock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022, has been selected as the investment sub-adviser of the Total Return Portfolio, High Income Portfolio, Government Income Portfolio, and for a portion of the Balanced Capital Portfolio. BlackRock Investment Management, LLC, P.O. Box 9011 Princeton, New Jersey 08543-9011, has been selected as an investment sub-adviser of Large Cap Core Portfolio, Fundamental Growth Portfolio, Global Allocation Portfolio and for a portion of the Balanced Capital Portfolio. BlackRock Asset Management U.K. Limited, 33 King William Street, London EC4R 9AS England, has been selected as an investment sub-adviser of Global Allocation Portfolio. BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, DE 19809, has been selected as the investment sub-adviser of the Money Market Portfolio.

Independent Registered Public Accounting Firm — Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey 08540, has been selected as the independent registered public accounting firm of the Fund.

Accounting Service Provider — State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services to the Fund.

Custodian — The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as Custodian of the assets of the Fund.

Transfer Agent and Dividend Disbursing Agent — PFPC Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019, acts as the Fund’s Transfer Agent and is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts.

Distributors — BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 and FAM Distributors, Inc., P.O. Box 9081, Princeton, New Jersey 08543-9081, are the Fund’s Distributors.

Legal Counsel — Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, is counsel for the Fund.

For more information:

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Portfolio’s investments. The annual report describes the Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Portfolio’s investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated May 1, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling 1-800-441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: 1-800-441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investment Services at 1-800-441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectus and literature can also be requested via this website.

Written Correspondence BlackRock Series Fund, Inc. c/o PFPC Inc. PO Box 9819 Providence, RI 02940-8019 Overnight Mail BlackRock Series Fund, Inc. c/o PFPC Inc. 101 Sabin Street Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: 1-800-882-0052

Portfolio Characteristics and Holdings

A description of the Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call 1-800-882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-3091

Code #19057-0508

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Series Fund, Inc.

100 Bellevue Parkway, Wilmington, DE 19809 • Phone No. 1-800-441-7762

     BlackRock Series Fund, Inc. (the “Fund”) is an open-end management investment company that has a wide range of investment objectives among its eight separate Portfolios. This Statement of Additional Information relates to: BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio, BlackRock High Income Portfolio, BlackRock Government Income Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio and BlackRock Total Return Portfolio (referred to herein as the “Portfolios” or, individually, a “Portfolio”). Each Portfolio is in effect a separate fund issuing its own shares.

     The shares of the Portfolios are sold only to separate accounts of the Merrill Lynch Insurance Companies, as defined below, and Monarch Life Insurance Company’s Variable Account A (collectively, the “Accounts”) to fund benefits under variable life insurance contracts (the “Contracts”) issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York, indirect wholly owned subsidiaries of Aegon USA, Inc. (collectively, the “Merrill Lynch Insurance Companies”), and Monarch Life Insurance Company (“Monarch” and, together with the Merrill Lynch Insurance Companies, the “Insurance Companies”). The investment adviser of the Fund, BlackRock Advisors, LLC (the “Investment Adviser”), is a wholly owned subsidiary of BlackRock, Inc. The Accounts invest in shares of the Fund in accordance with allocation instructions received from Contract owners. Such allocation rights are further described in the accompanying Prospectus for the Contracts. The Insurance Companies redeem shares to the extent necessary to provide benefits under the Contracts.

     This Statement of Additional Information of the Portfolios is not a prospectus and should be read in conjunction with the Prospectus of the Portfolios (the “Prospectus”) dated May 1, 2008 which has been filed with the Securities and Exchange Commission (the “SEC”) and can be obtained, without charge, by calling 1-800-441-7762 or by writing the Fund at the above address. The Prospectus is incorporated by reference into the Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2007 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time Monday through Friday.

BlackRock Advisors, LLC — Investment Adviser
FAM Distributors, Inc. — Distributor
BlackRock Distributors, Inc. — Distributor

The date of this Statement of Additional Information is May 1, 2008.

MATURITY OF FIXED INCOME INVESTMENTS

     Certain Portfolios that invest in fixed income securities have limits on the maturity of each fixed income investment or on the average maturity of the portfolio. For purposes of applying these limits, each Portfolio will consider a fixed income security’s maturity to be its stated maturity (the date the issuer is scheduled to make its final payment of principal), except that for a security with an unconditional put entitling a Portfolio to receive the security’s approximate amortized cost, the maturity will be considered to be the next put date;
  for mortgage-backed and other amortizing securities, the maturity will be considered to be the average life remaining (the length of time it is expected to take to retire half of the remaining principal through amortizing payments) based on prepayment assumptions that the Investment Adviser believes to be reasonable;
  for a variable or floating rate investment grade security that the Investment Adviser believes will have a market value approximating amortized cost on the next interest reset date, the maturity will be considered to be the next reset date; and
  for a Portfolio that operates under SEC rules that specifically define the maturity of a security, the maturity of a security will be the maturity determined in a manner consistent with the SEC rules.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of the assets of the Portfolios and their activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Portfolio affected (which for this purpose and under the Investment Company Act of 1940, as amended (the “Investment Company Act”), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the affected Portfolio are represented or (ii) more than 50% of the outstanding shares of the affected Portfolio). The non-fundamental policies set forth below may be changed by vote of a majority of the Fund’s Board of Directors at any time.

Restrictions Applicable to Each Portfolio (Except the Money Market Portfolio)

     Each Portfolio (except the Money Market Portfolio) has adopted investment restrictions numbered (1) through (9) as fundamental policies. Additionally, the investment objective of Total Return Portfolio is a fundamental policy. Under its fundamental investment restrictions, each Portfolio (except the Money Market Portfolio) may not:

     (1) Make any investment inconsistent with the Portfolio’s classification as a diversified company under the Investment Company Act.

     (2) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

     (3) Make investments for the purpose of exercising control or management.

     (4) Purchase or sell real estate, except that a Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (5) Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     (6) Make loans to other persons, except (i) that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that a Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission.

     (7) Borrow money, except that (i) a Portfolio may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Portfolio may borrow up to an additional 5% of its assets for temporary purposes, (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Portfolio may purchase securities on margin to the extent permitted by applicable law. A Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by a Portfolio’s investment policies as set forth in the Prospectus and the Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(8) Issue senior securities to the extent such issuance would violate applicable law.

(9) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

     Each Portfolio (except the Money Reserve Portfolio) has adopted investment restrictions numbered (a) through (f) as non-fundamental policies. Under the non-fundamental investment restrictions, each Portfolio (except the Money Market Portfolio) may not:

     (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

     (b) Make short sales of securities or maintain a short position, except that the Balanced Capital Portfolio, Global Allocation Portfolio, High Income Portfolio, Government Income Portfolio, and Total Return Portfolio, may make short sales of securities, and each Portfolio of the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts, and may make short sales “against the box,” including short sales that are covered by securities immediately convertible or exchangeable into the security that is being sold short.

     (c) Purchase any securities on margin, except that a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and the Balanced Capital and Global Allocation Portfolios may purchase securities on margin to the extent permitted by applicable law.

     (d) Except with respect to the Large Cap Core Portfolio, the High Income Portfolio, the Global Allocation Portfolio, Fundamental Growth Portfolio and the Balanced Capital Portfolio, invest in equity securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value at the time of the investment, would be invested in such securities; provided, however, that up to 25% of the total assets of such Portfolio may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange. For Fundamental Growth Portfolio, the restriction on foreign securities does not include ADRs. (As a matter of operating policy, however the Balanced Capital Portfolio and Fundamental Growth Portfolio will not invest in the securities of foreign issuers if at the time of acquisition, more than 25% and 20%, respectively, of its total assets would be invested in such securities.) Consistent with the general policy of the SEC, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer’s securities are principally traded, or (iii) a country in which the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.

     (e) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the “bunching” of orders for the sale or purchase of portfolio securities with the other Portfolios or with individually managed accounts advised or sponsored by the Investment Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

     (f) Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the Investment Adviser or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     In addition, (i) the Total Return Portfolio has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in fixed income securities of any kind, (ii) the High Income Portfolio has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in fixed income securities, including convertible debt securities and preferred stocks, that are rated Baa/BBB or lower by a recognized rating agency or in unrated securities of equivalent credit quality, (iii) the Government Income Portfolio has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in bonds and other debt securities that are issued or guaranteed by the U.S. government or U.S. government agencies or government-sponsored enterprises and (iv) the Large Cap Core Portfolio has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in equity securities, at the time of purchase, included in the Russell 1000® Index. For these purposes, net assets include any borrowings for investment purposes. The Fund will provide the shareholders of any such Portfolio with at least 60 days prior written notice of any change in the relevant Portfolio’s non-fundamental policy described in the preceding sentence.

     Except with respect to restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     For purposes of restriction (2) above, each of Balanced Capital Portfolio, Fundamental Growth Portfolio, Global Allocation Portfolio and Large Cap Core Portfolio uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

Restrictions Applicable to the Money Market Portfolio

     The Money Market Portfolio has adopted investment restrictions numbered (1) through (9) as fundamental policies. The Money Market Portfolio may not:

     (1) Make any investment inconsistent with the Portfolio’s classification as a diversified company under the Investment Company Act.

     (2) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities; and instruments issued by domestic banks; and for purposes of this restriction, issuers of asset-backed and mortgaged-backed securities will not be considered to be in an industry).

     (3) Make investments for the purpose of exercising control or management.

     (4) Underwrite securities of other issuers except insofar as the Money Market Portfolio technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

     (5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Money Reserve Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (6) Borrow money, except that (i) the Money Market Portfolio may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed, (ii) the Money Market Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Money Market Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Money Market Portfolio may purchase securities on margin to the extent permitted by applicable law. These borrowing provisions shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Money Market Portfolio may not pledge its assets other than to secure such borrowing or to the extent permitted by the Money Market Portfolio’s investment policies as set forth in the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

     (7) Make loans to other persons, (i) except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instrument shall not be deemed to be the making of a loan, (ii) that the Money Market Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time and (iii) as may otherwise be permitted by an exemptive order issued to the Portfolio by the Securities and Exchange Commission.

     (8) Issue senior securities to the extent such issuance would violate applicable law.

     (9) Purchase or sell commodities or contracts on commodities, except to the extent that the Money Market Portfolio may do so in accordance with applicable law and the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     Except with respect to restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

PORTFOLIO STRATEGIES AND RISKS

     Convertible Securities. Convertible securities entitle the holder to receive interest paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

     The characteristics of convertible securities make them appropriate investments for an investment company seeking high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

     In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock.

     Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in United States dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.

     Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security will be governed principally by its investment value.

     To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

     Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

     Precious Metal-Related Securities. Certain Portfolios may invest in the equity securities of companies that explore for, extract, process or deal in precious metals, i.e., gold, silver and platinum, and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies which, in turn, may affect adversely the financial condition of such companies.

     Certain Portfolios may also invest in exchange-traded funds, debt securities, preferred stock or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some precious metals such as gold bullion. These securities are referred to herein as “asset-based securities.” While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Portfolio may invest may bear interest or pay preferred dividends at below market (or even at relatively nominal rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because a Portfolio presently does not intend to invest directly in natural resource assets, the Portfolio would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

     Real Estate Related Securities. Although certain Portfolios do not invest directly in real estate, they may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in certain Portfolios is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters, limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

     In addition, if the Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).

     Real Estate Investment Trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to changes in the Code, including changes involving their tax status.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies, REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

     Warrants. Buying a warrant does not make a Portfolio a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investments in warrants may be more speculative than other equity-based investments.

     Securities Lending. Each Portfolio may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, each Portfolio receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Portfolio maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. Each Portfolio receives the income on the loaned securities. Where each Portfolio receives securities as collateral, each Portfolio receives a fee for its loans from the borrower and does not receive the income on the collateral. Where each Portfolio receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, each Portfolio’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. Each Portfolio is obligated to return the collateral to the borrower at the termination of the loan. Each Portfolio could suffer a loss in the event each Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, each

Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. Each Portfolio could also experience delays and costs in gaining access to the collateral. Each Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Portfolio has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates and to retain an affiliate of each Portfolio as lending agent. See “Portfolio Transactions and Brokerage.”

     Foreign Securities. No Portfolio, other than the Balanced Capital Portfolio, High Income Portfolio, Large Cap Core Portfolio, Fundamental Growth Portfolio, Global Allocation Portfolio and Total Return Portfolio, may invest in equity securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value at the time of the investment, would be invested in such securities; provided, however, that up to 25% of the total assets of such Portfolio, other than the Large Cap Core Portfolio, Balanced Capital Portfolio, High Income Portfolio, Fundamental Growth Portfolio or Global Allocation Portfolio, may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange (the “NYSE”). The Money Market Portfolio may invest without limitation in U.S. dollar-denominated obligations of foreign issuers. In order for shares of the Portfolios to remain eligible investments for the Accounts, the Fund has undertaken to comply with certain diversification requirements in accordance with state insurance laws. As a matter of operating policy, the Balanced Capital Portfolio and Fundamental Growth Portfolio will not invest in the securities of foreign issuers if at the time of acquisition more than 25% and 20%, respectively, of its total assets would be invested in such securities.

     Investments in foreign securities, particularly those of non-governmental issuers, involve considerations and risks which are not ordinarily associated with investing in domestic issuers. These considerations and risks include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. If it should become necessary, the Fund could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. The operating expense ratio of a Portfolio investing in foreign securities can be expected to be higher than that of an investment company investing exclusively in United States securities because the expenses of the Portfolio, such as custodial and brokerage costs, are higher. Transaction costs in foreign securities may be higher. In addition, net investment income received by a Portfolio on a foreign security may be subject to withholding and other taxes imposed by foreign governments, which will reduce the Portfolio’s net investment income. The Investment Adviser will consider these and other factors before investing in foreign securities, and will not make such investments unless, in its opinion, such investments will meet the standards and objectives of a particular Portfolio. As a matter of operating policy, no Portfolio that may invest in foreign securities (other than the Fundamental Growth Portfolio, Large Cap Core Portfolio and Global Allocation Portfolio) may concentrate its investments in any particular foreign country, and each such Portfolio (other than the Balanced Capital Portfolio, Large Cap Core Portfolio, High Income Portfolio, Global Allocation Portfolio and Total Return Portfolio) will purchase only securities issued in U.S. dollar denominations. A Portfolio’s return on investments in non-U.S. dollar denominated securities may be reduced or enhanced as a result of changes in foreign currency rates during the period in which the Portfolio holds such investments.

     Investment in Eurodollar and Yankeedollar Obligations. As is discussed in the Prospectus, the Money Market Portfolio may invest in U.S. dollar-denominated obligations issued by foreign banks or branches or subsidiaries of U.S. or foreign banks (“Eurodollar” obligations) or U.S. branches or subsidiaries of foreign banks (“Yankeedollar” obligations). Investment in Eurodollar and Yankeedollar obligations may involve different risks from the risks of investing in obligations of U.S. banks. See “Other Portfolio Strategies-Foreign Securities” in the Prospectus. Such risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally the issuers of such obligations are subject to fewer U.S. regulatory requirements than are applicable to U.S. banks. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank than about a U.S. bank, and such branches or subsidiaries may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of Eurodollar obligations may be held outside of the United States, and the Money Market Portfolio may be subject to the risks associated with the holding of such property overseas. Eurodollar obligations of the Money Market Portfolio held overseas will be held by foreign branches of the Custodian for the Money Market Portfolio or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

     The Investment Adviser will consider the above factors in making investments in Eurodollar and Yankeedollar obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Money Market Portfolio will limit its Eurodollar and Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other industrialized nations.

     Mortgage-Backed Securities. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

     To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than do short-term securities, maturity extension risk could increase the inherent volatility of the Portfolio.

     Illiquid or Restricted Securities. Each Portfolio may invest up to 15% (10% for Money Market Portfolio) of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Portfolio’s assets in illiquid securities may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio’s operations require cash, such as when the Portfolio redeems shares or pays dividends, and could result in the Portfolio borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

     A Portfolio may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Portfolio or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Certain of the Portfolio’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Portfolio may obtain access to material nonpublic information, which may restrict the Portfolio’s ability to conduct portfolio transactions in such securities.

     When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Portfolio may purchase or sell securities that it is entitled to receive on a when-issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. The Portfolio enters into these transactions to obtain what is considered to be an advantageous price to the Portfolio at the time of entering into the transaction. No Portfolio has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Portfolio purchases securities in these transactions, the Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.

     There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Portfolio’s purchase price. The Portfolio may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

     Standby Commitment Agreements. Certain Portfolios may, from time to time, enter into standby commitment agreements. These agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security is fixed at the time of commitment. At the time of entering into the agreement the Portfolio may be paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Portfolio. The Portfolio will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of the portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 10% of its net assets taken at the time of commitment or security. The Portfolio segregates cash or liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Portfolio’s net asset value. If the security is issued, the cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

     Standard & Poor’s Depositary Receipts, DIAMONDS, etc. Certain Portfolios may invest in Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly owned subsidiary of the American Stock Exchange, Inc. (the “Exchange”) which represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component stocks of the Standard & Poor’s 500 Stock Index (the “S&P 500 Index”). SPDRs are listed on the Exchange and traded in the secondary market on a per-SPDR basis.

     These Portfolios also may invest in DIAMONDS. DIAMONDS are units of beneficial interest in an investment trust representing proportionate undivided interests in a portfolio of securities consisting of all the component common stocks of the Dow Jones Industrial Average (the “DJIA”). DIAMONDS are listed on the Exchange and may be traded in the secondary market on a per-DIAMONDS basis.

     SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. DIAMONDS are designed to provide investors with investment results that generally correspond to the price and yield performance of the component common stocks of the DJIA. The value of both SPDRs and DIAMONDS are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs and DIAMONDS involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs and/or DIAMONDS invested in by a Portfolio. Moreover, a Portfolio’s investment in SPDRs and/or DIAMONDS may not exactly match the performance of a direct investment in the component common stocks of the S&P 500 Index or the DJIA. Additionally, the respective investment trusts may not fully replicate the performance of their respective benchmark indices due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances, such as discrepancies between each of the investment trusts and the indices with respect to the weighting of securities or the number of, for example, larger capitalized stocks held by an index and each of the investment trusts.

     These Portfolios also may invest in units of other investment trusts each of which represents an interest in a portfolio of securities consisting of all or substantially all of the securities of another well known index.

Short Sales

     Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that a Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolios may have to pay a fee to borrow particular securities and are often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

     The Portfolios secure their obligations to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Portfolio is required to segregate similar collateral if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value for the security sold short. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     Because making short sales in securities that it does not own exposes the Portfolios to risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely under perform similar mutual funds that do not make short sales in securities they do not own. The Portfolios will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolios will realize a gain if the security declines in price between those dates. There can be no assurance that the Portfolios will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold.

     The Portfolios may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Derivative Instruments

     Certain Portfolios of the Fund are authorized to use derivative instruments, including indexed and inverse securities, options, futures, options on futures and swaps, and to purchase and sell foreign exchange contracts, as described below. Such instruments are referred to collectively herein as “Strategic Instruments.”

     Indexed and Inverse Securities. Each Portfolio may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an “index”). As an illustration, a Portfolio may invest in a debt security that pays interest and returns principal based on the change in the value of an interest rate index (such as the prime rate or federal funds rate), a securities index (such as the S&P 500 Index or a more narrowly-focused index such as the AMEX Oil & Gas Index) or a basket of securities, or based on the relative changes of two indices. In addition, the Global Allocation Portfolio and Balanced Capital Portfolio may invest in securities the potential return of which is based inversely on the change in an index. For example, these Portfolios may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices.

     Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Fund believes that indexed and inverse securities may provide portfolio management flexibility that permits Portfolios to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

     Swap Agreements. Certain Portfolios are authorized to enter into equity swap agreements, which are over-the-counter (“OTC”) contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise prohibited.

     A Portfolio will enter into an equity swap transaction only if, immediately following the time the Portfolio enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Portfolio is a party would not exceed 5% of the Portfolio’s net assets.

     Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio thereunder. A Portfolio will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements are also subject to the risk that a Portfolio will not be able to meet its obligations to the counterparty. The Portfolio, however, will segregate liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the swap agreement.

     Credit Default Swap Agreements and Similar Instruments. Certain Portfolios may enter into credit default swap agreements and similar instruments, and may also buy credit-linked securities. The credit default swap agreement or a similar instrument may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Portfolio generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

     Credit default swaps and similar instruments involve greater risks than if a Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Portfolio will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. When a Portfolio acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

     Credit Linked Securities. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

     Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

     Total Return Swap Agreements. Certain Portfolios may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Portfolio’s portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

Options on Securities and Securities Indices

     Types of Options. A Portfolio may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments” below

     Call Options. Each Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

     Each Portfolio also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Portfolio, in return for a premium, gives another party a right to buy specified securities owned by the Portfolio at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio’s ability to sell the underlying security will be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out a Portfolio’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

     Each Portfolio also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Portfolio. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Portfolio must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Portfolio will segregate unencumbered liquid securities or cash with a value at least equal to the Portfolio’s exposure (the difference between the unpaid amounts owed by the Portfolio on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Portfolio’s portfolio. Such segregation will not limit the Portfolio’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Portfolio’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Portfolio that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Portfolio must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Portfolio will lose the difference.

     Put Options. Each Portfolio is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Portfolio’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Portfolio also may purchase uncovered put options.

     Each Portfolio also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Portfolio will receive a premium for writing a put option, which increases the Portfolio’s return. A Portfolio will not sell puts if, as a result, more than 50% of the Portfolio’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

     Each Portfolio is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Portfolio does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Portfolio has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and a Portfolio will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, a Portfolio will segregate unencumbered liquid securities or cash with a value at least equal to the Portfolio’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Portfolio’s portfolio. Such segregation will not limit the Portfolio’s exposure to loss.

Futures

     Each of the Portfolios (except the Money Market Portfolio) may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Portfolio is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

     The sale of a futures contract limits a Portfolio’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

     The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or the Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.

     Each Portfolio’s Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and each Portfolio is operated so as not to be deemed to be a “commodity pool” under the regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions

     Certain Portfolios may each engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

     Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Portfolio will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. A Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.

     The Portfolios authorized to engage in Currency Instrument transactions may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency, futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above.

     The Portfolios authorized to engage in Currency Instrument transactions may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options in securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. See “Options on Securities and Securities Indices — Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments” below.

     No Portfolio will speculate in Currency Instruments. Accordingly, a Portfolio will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Portfolio may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Portfolio will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

     Risk Factors in Hedging Foreign Currency Risks. While a Portfolio’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio’s shares, the net asset value of the Portfolio’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio’s hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements which do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

     It may not be possible for a Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.

Risk Factors in Options, Futures and Currency Instruments

     Use of strategic instruments for hedging purposes involves the risk of imperfect correlation in movements in the value of the Strategic Instruments and the value of the instruments being hedged. If the value of the Strategic Instruments moves more or less than the value of the hedged instruments, a Portfolio will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

     Each Portfolio intends to enter into transactions involving Strategic Instruments only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Strategic Instrument or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Strategic Instrument without incurring substantial losses, if at all.

     Certain transactions in Strategic Instruments (e.g., forward foreign exchange transactions, futures transactions, sales of put options) may expose a Portfolio to potential losses which exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio will segregate liquid securities with a value at least equal to the Portfolio’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments

     Certain Strategic Instruments traded in OTC markets, including indexed securities and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Portfolio to ascertain a market value for such instruments. A Portfolio will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

     The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Each Portfolio has therefore adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio’s existing OTC options on futures contracts exceed 15% of the net assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund’s shareholders.

     Because Strategic Instruments traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty, the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions which have substantial capital or which have provided the Portfolio with a third-party guaranty or other credit enhancement.

Additional Limitations on the Use of Strategic Instruments

     No Portfolio may use any Strategic Instrument to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Risks of High Yield Securities

     Certain Portfolios may invest a portion of their assets in high yield, high risk securities or junk bonds, which are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During recessionary periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. While the high yield securities in which certain Portfolios may invest normally do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after a Portfolio purchases a particular security, in which case a Portfolio may experience losses and incur costs.

     High yield securities frequently have call or redemption features that would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio and dividend to shareholders.

     High yield securities tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on their prices and yields than on higher-rated fixed-income securities. Zero coupon bonds and bonds which pay interest and/or principal in additional bonds rather than in cash are especially volatile. Like higher-rated fixed-income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in this market, which may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for such bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices a Portfolio receive for their junk bonds to be reduced, or a Portfolio may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgement may play a greater role in valuing certain of each Portfolio’s portfolio securities than in the case of securities trading in a more liquid market.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely the net asset value of a Portfolio. In addition, each Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

     Sovereign Debt. The junk bonds in which certain Portfolios may invest include junk bonds issued by sovereign entities. Investment in such sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

     Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies available to a Portfolio and there can be no assurance a Portfolio will be able to collect on defaulted sovereign debt in whole or in part.

     Investments in other Investment Companies. Each Portfolio may invest in other investment companies, including exchange traded funds. In accordance with the Investment Company Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio’s total assets may be invested in securities of any investment company. Each Portfolio has received an exemptive order from the Commission permitting it to invest in affiliated registered money market Portfolios and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Portfolio’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Portfolio’s total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

U.S. Government Securities

     The Money Market Portfolio and the Government Income Portfolio (and, for temporary or defensive purposes, each other Portfolio) may invest in the various types of marketable securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

U.S. Government Agency Securities

     The Money Market Portfolio and the Government Income Portfolio (and, for temporary or defensive purposes, each other Portfolio) may invest in government agency securities, which are debt securities issued by government sponsored enterprises, federal agencies and international institutions. Such securities are not direct obligations of the Treasury but involve government sponsorship or guarantees by government agencies or enterprises. The Portfolios may invest in all types of government agency securities currently outstanding or to be issued in the future.

Depositary Institutions Money Instruments

     The Money Market Portfolio (and, for temporary or defensive purposes, each other Portfolio) may invest in depositary institutions money instruments, such as certificates of deposit, including variable rate certificates of deposit, bankers’ acceptances, time deposits and bank notes. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks, savings banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals (“coupon dates”), based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Often, dealers selling variable rate certificates of deposit to the Portfolios agree to repurchase such instruments, at the Portfolios’ option, at par on the coupon dates. The dealers’ obligations to repurchase these instruments are subject to conditions imposed by the various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolios are also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit because variable rate certificates of deposit generally have a longer stated maturity than comparable fixed rate certificates of deposit. As a matter of policy, the Money Market Portfolio will invest only in these types of instruments issued/guaranteed by U.S. issuers.

     A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     For temporary or defensive purposes, each Portfolio may invest in certificates of deposit and bankers’ acceptances issued by foreign branches or subsidiaries of U.S. banks (“Eurodollar” obligations) or U.S. branches or subsidiaries of foreign banks (“Yankeedollar” obligations). A Portfolio may invest only in Eurodollar obligations which by their terms are general obligations of the U.S. parent bank and meet the other criteria discussed below. Yankeedollar obligations in which the Portfolio may invest must be issued by U.S. branches or subsidiaries of foreign banks which are subject to state or federal banking regulations in the U.S. and by their terms must be general obligations of the foreign parent. In addition, the Portfolio will limit its investments in Yankeedollar obligations to obligations issued by banking institutions with more than $1 billion in assets.

     For temporary or defensive purposes, certain Portfolios may also invest in U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as certificates of deposit, bankers’ acceptances, time deposits and deposit notes. The obligations of such foreign branches and subsidiaries may be the general obligation of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation.

     Except as otherwise provided above with respect to investment in Yankeedollar and other foreign bank obligations, no Portfolio may invest in any bank money instrument issued by a commercial bank or a savings and loan association unless the bank or association is organized and operating in the United States, has total assets of at least $1 billion and its deposits are insured by the Federal Deposit Insurance Corporation (the “FDIC”); provided that this limitation shall not prohibit the investment of up to 10% of the total assets of a Portfolio (taken at market value at the time of each investment) in certificates of deposit issued by banks and savings and loan associations with assets of less than $1 billion if the principal amount of each such certificate of deposit is fully insured by the FDIC.

Short-Term Debt Instruments

     The Money Market Portfolio (and, for temporary or defensive purposes, each other Portfolio) may invest in commercial paper (including variable amount master demand notes and insurance company funding agreements), which refers to short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs and by trusts issuing asset-backed commercial paper. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender may not sell or otherwise transfer the note without the borrower’s consent. Such notes provide that the interest rate on the amount outstanding is adjusted periodically, typically on a daily basis, in accordance with a stated short-term interest rate benchmark. Because the interest rate of a variable amount master note is adjusted no less often than every 60 days and since repayment of the note may be demanded at any time, the Investment Adviser values such a note in accordance with the amortized cost basis described under “Determination of Net Asset Value” in the Statement of Additional Information.

     The Money Market Portfolio may also invest in nonconvertible debt securities issued by entities or asset-backed nonconvertible debt securities issued by trusts (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at date of settlement. Short-term debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. For a discussion of the ratings requirements of the Portfolios portfolio securities, see “How the Portfolio Invests” in the Prospectus concerning the Money Market Portfolio.

     For temporary or defensive purposes, certain Portfolios may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described in this Statement of Additional Information in connection with investments in Eurodollar, Yankeedollar and foreign bank obligations.

Repurchase Agreements

     Repurchase Agreements; Purchase and Sale Contracts. Each Portfolio may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with a Portfolio, to repurchase a security (typically a security issued or guaranteed by the U.S. government) at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed yield for the Portfolio insulated from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Portfolio’s return may be affected by currency fluctuations. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System, a primary dealer in U.S. government securities or an affiliate thereof. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement and generally do not require the seller to provide additional securities in the event of a decline in the market value of the purchased security during the term of the agreement. If the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Portfolio had paid to the seller, the Portfolio would realize a loss. Repurchase agreements maturing in more than seven days will be considered “illiquid securities.” The Money Market Portfolio will not enter into repurchase agreements maturing in more than 30 days.

     Reverse Repurchase Agreements. Certain Portfolios may enter into reverse repurchase agreements, which involve the sale of money market securities held by a Portfolio, with an agreement to repurchase the securities at an agreed upon price, date, and interest payment. Each Portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Each Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. A separate account of each Portfolio will be established consisting of cash or liquid securities having a market value at all times at least equal in value to the proceeds received on any sale subject to repurchase plus accrued interest.

Insurance Law Restrictions

     In order for shares of the Portfolios to remain eligible investments for the Separate Accounts, it may be necessary, from time to time, for a Portfolio to limit its investments in certain types of securities in accordance with the insurance laws or regulations of the various states in which the Contracts are sold.

     The New York insurance law requires that investments of each Portfolio be made with the degree of care of an “ordinarily prudent person.” The Investment Adviser believes that compliance with this standard will not have any negative impact on the performance of any of the Portfolios.

Other Considerations

     The Investment Adviser will use its best efforts to assure that each Portfolio complies with certain investment limitations of the Internal Revenue Service to assure favorable income tax treatment for the Contracts. It is not expected that such investment limitations will materially affect the ability of any Portfolio to achieve its investment objective.

Suitability

     The economic benefit of an investment in any Portfolio depends upon many factors beyond the control of the Portfolio, the Fund, the Investment Adviser and its affiliates. Each Portfolio should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Portfolio will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

MANAGEMENT OF THE FUND

Directors and Officers

     The Board of Directors of the Fund consists of fifteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Directors”). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

     The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

     The members of the Audit Committee (the “Audit Committee”) are Fred G. Weiss (Chair), Robert M. Hernandez and Richard R. West, all of whom are non-interested Directors. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Fund; (3) review the conduct and results of each independent audit of the Fund’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Fund and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Fund’s investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee.

     The members of the Governance and Nominating Committee (the “Governance Committee”) are Stuart Eizenstat (Chair), Robert M. Hernandez, Fred G. Weiss and Richard R. West, all of whom are non-interested Directors. The principal responsibilities of the Nominating Committee are to (1) identify individuals qualified to serve as non-interested Directors of the Fund and recommend non-interested Director nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Director compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee.

     The members of the Compliance Committee are James H. Bodurtha (Chair), Bruce R. Bond, Roberta Cooper Ramo and Jean Margo Reid, all of whom are non-interested Directors. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock and the Fund’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Fund and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Fund’s compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Fund’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee.

     The members of the Performance Oversight Committee are David H. Walsh (Chair), Donald W. Burton Kenneth A. Froot and John O’Brien, all of whom are non-interested Directors, and Richard S. Davis, who serves as an interested Director. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review the Fund’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Fund’s investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Oversight Committee.

     Prior to November 1, 2007, the Board then in office had two standing committees, an Audit Committee and a Nominating Committee, each of which consisted of all of the non-interested Directors. During the fiscal year ended December 31, 2007, the Audit Committee met four times and the Nominating Committee met once.

Biographical Information

     Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships.
Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Directors (a)

James H. Bodurtha(d) 40 East 52nd Street New York, NY 10022 1944	Director	2002 to present	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	37 Funds 101 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Director	2007 to present	Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 Funds 101 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Director	2007 to present	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	37 Funds 101 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat(e) 40 East 52nd Street New York, NY 10022 1943	Director	2007 to present	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	37 Funds 101 Portfolios	UPS Corporation (delivery service)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Director	2005 to present	Professor, Harvard University since 1992.	37 Funds 101 Portfolios	None

Robert M. Hernandez(f) 40 East 52nd Street New York, NY 10022 1944	Director	2007 to present	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	37 Funds 101 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Director	2007 to present	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	37 Funds 101 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Director	2002 to present	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President Elect, The American Law Institute, (non-profit), 2007; Formerly President, American Bar Association from 1995 to 1996.	37 Funds 101 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Director	2007 to present	Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.	37 Funds 101 Portfolios	None

David H. Walsh (g) 40 East 52nd Street New York, NY 10022 1941	Director	2007 to present	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming since 2006; Director, The American Museum of Fly Fishing since 1997; Formerly Consultant with Putnam Investments from 1993 to 2003; Formerly Director, The National Audubon Society from 1998 to 2005.	37 Funds 101 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Fred G. Weiss (h) 40 East 52nd Street New York, NY 10022 1941	Director	2007 to present	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.	37 Funds 101 Portfolios	Watson Pharmaceutical Inc.

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Director	1986 to present	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	37 Funds 101 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

Interested Directors(c)

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	2007 to present	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	185 Funds 292 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Director	2007 to present	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	37 Funds 101 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director(b)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	2007 to present	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 291 Portfolios	None

(a)	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
(b)	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, those directors first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001;Robert M. Hernandez, 1996; John F. O’Brien, 2004; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998 and Richard R. West, 1978.
(c)	Messrs. Davis, Fink and Gabbay are all “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates.
(d)	Chairman of the Compliance Committee.
(e)	Chairman of the Governance and Nominating Committee.
(f)	Chairman of the Board of Directors.
(g)	Chairman of the Performance Oversight Committee
(h)	Vice-Chairman of the Board of Directors and Chairman of the Audit Committee.

     Certain biographical and other information relating to the officers of the Fund is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Donald C. Burke (1960)	President and Chief Executive Officer	President and Chief Executive Officer since 2007	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997; Vice President and Secretary of IQ Funds since 2004.	195 registered investment companies consisting of 302 portfolios	None

Anne Ackerley (1962)	Vice President	Vice President since 2007	Managing Director, BlackRock, Inc. since May 2000; First Vice President and Operating Officer, Mergers and Acquisitions Group from 1997 to 2000; First Vice President and Operating Officer, Public Finance Group from 1995 to 1997, and First Vice President, Emerging Markets Fixed Income Research from 1994 to 1995, Merrill Lynch & Co., Inc.	185 registered investment companies consisting of 292 portfolios	None

Howard Surloff (1965)	Secretary	Secretary since 2007	Managing Director of BlackRock Inc., and General Counsel of US Funds at BlackRock, Inc. since 2006; General Counsel (US) Goldman Sachs Asset Management from 1993 to 2006.	185 registered investment companies consisting of 292 portfolios	None

Name, Address(a) and Year of Birth	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Brian P. Kindelan (1959)	Chief Compliance Officer	Chief Compliance Officer since 2007	Managing Director and Senior Counsel since January 2005, Director and Senior Counsel from 2001 to 2004 and Vice President and Senior Counsel from 1998 to 2000, BlackRock, Inc.; Senior Counsel, PNC Bank Corporation from May 1995 to April 1998.	185 registered investment companies consisting of 292 portfolios.	None

Neal J. Andrews (1966)	Chief Financial Officer	Chief Financial Officer since 2007	Managing Director of Administration and Operations Group, BlackRock, Inc. since August 2006; Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. from 1992 to 2006.	185 registered investment companies consisting of 292 portfolios	None

Jay M. Fife (1970)	Treasurer	Treasurer since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. since 2006; Assistant Treasurer of the funds advised by MLIM or its affiliates from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	185 registered investment companies consisting of 292 portfolios	None

(a)	Unless otherwise indicated, the address of each officer is 40 East 52nd Street, New York, NY 10022.
(b)	Each officer is elected by and serves at the pleasure of the Board of Directors of the Fund.

Share Ownership

     Information relating to each Director’s share ownership in the Fund and in all BlackRock-advised funds that are overseen by the respective Directors (“Supervised Funds”) as of December 31, 2007 is set forth in the chart below:

Name of Director	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds
Interested Directors:(a)
Richard S. Davis	None	over $100,000
Laurence D. Fink	None	over $100,000
Henry Gabbay	None	over $100,000
Non-Interested Directors:
James H. Bodurtha	None	over $100,000
Bruce R. Bond	None	over $100,000
Donald W. Burton	None	None
Stuart E. Eizenstat	None	$1-$10,000
Kenneth A. Froot	None	None
Robert M. Hernandez	None	over $100,000
John F. O’Brien	None	None
Roberta Cooper Ramo	None	over $100,000
Jean Margo Reid	None	over $100,000
David H. Walsh	None	over $100,000
Fred G. Weiss	None	over $100,000
Richard R. West	None	over $100,000

(a)	With the exception of Mr. Bodhurtha, Mr. Froot, Ms Cooper Ramo and Mr. West, each of the Directors assumed office on November 1, 2007. The Directors anticipate purchasing additional shares of BlackRock-Advised Funds they currently oversee in the near future.

     As of March 28, 2008, the Directors and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of each Portfolio. As of December 31, 2007, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities of affiliates of the Manager.

Compensation of Directors

     Each Director who is a non-Interested Director is paid as compensation an annual retainer of $150,000 per year for his or her services as Director to the BlackRock-advised funds, including the Fund, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board of Directors are paid as compensation an additional annual retainer of $65,000 and $25,000, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid as compensation an additional annual retainer of $25,000, respectively.

     The following table sets forth the compensation earned by the non-Interested Directors for the fiscal year ended December 31, 2007, and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2007.

Name(a)	Compensation from the Fund(g)	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and other BlackRock- Advised Funds
James H. Bodurtha(b)	$ 3,084	None	$296,014.50
Bruce R. Bond	$ 2,966	None	$216,500.00
Donald W. Burton	$24,799	None	$158,791.66
Stuart E. Eizenstat(c)	$ 3,084	None	$216,916.67
Kenneth A. Froot	$ 2,966	None	$250,135.87
Robert M. Hernandez(d)	$ 3,272	None	$224,833.33
John F. O’Brien	$24,799	None	$158,791.66
Roberta Cooper Ramo	$ 2,966	None	$250,135.87
Jean Margo Reid	$ 2,966	None	$171,433.48
David H. Walsh(e)	$24,917	None	$162,958.33
Fred G. Weiss(f)	$28,014	None	$183,160.41
Richard R. West	$ 2,966	None	$171,433.48

(a)	With the exception of Mr. Bodurtha, Mr. Froot, Ms Cooper Ramo and Mr. West, each of the non-interested Directors assumed office on November 1, 2007. For the number of BlackRock-advised Funds from which each Director receives compensation see the Biographical Information Chart beginning on page 21.
(b)	Chairman of the Compliance Committee.
(c)	Chairman of the Governance and Nominating Committee.
(d)	Chairman of the Board of Directors.
(e)	Chairman of the Performance Oversight Committee.
(f)	Vice Chairman of the Board of Directors and Chairman of the Audit Committee.
(g)	For the fiscal year ended December 31, 2007, the Fund paid aggregate compensation of $129,995 to all the Directors then holding such office.

     Brian Kindelan assumed office as Chief Compliance Officer and Anti-Money Laundering Officer on November 1, 2007. From November 1, 2007 through the fiscal year ended December 31, 2007 Mr. Kindelan received $489.00 from the Fund.

Code of Ethics

     The Fund, the Investment Adviser, each sub-adviser and each Distributor, each has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act. The Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Portfolio.

Potential Conflicts of Interest

     Activities of the Investment Adviser; BlackRock, Inc. and its affiliates (collectively, “BlackRock”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and Other Accounts Managed by BlackRock, PNC or Merrill Lynch.

     BlackRock is one of the world’s largest asset management firms with over $1 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, Merrill Lynch and PNC are affiliates of one another. BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Portfolio (collectively, “Affiliates”), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Portfolio. These are considerations of which investors in a Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Portfolio.

     BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other Portfolios and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Portfolio. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Portfolio invests, which could have an adverse impact on the Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Portfolio.

     In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Portfolio, market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. BlackRock, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

     Conflicts may also arise because portfolio decisions regarding a Portfolio may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

     BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolio. As a result, prices, availability, liquidity and terms of the Portfolio’s investments may be negatively impacted by the activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

     The results of a Portfolio’s investment activities may differ significantly from the results achieved by the Investment Adviser and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

     From time to time, a Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or one or more Affiliates are performing services or when position limits have been reached.

     In connection with its management of a Portfolio, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Portfolio and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing a Portfolio.

     In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

     The Investment Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the Commission, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of the Portfolio. A Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Portfolio. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolio. To the extent affiliated transactions are permitted, a Portfolio will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Portfolio. A Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

     One or more Affiliates may act as broker, dealer, agent, lender or advisor or in other commercial capacities for a Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

     Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolios as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Portfolios or their shareholders will be required, and no fees or other compensation payable by the Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolios, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Portfolios.

     A Portfolio will be required to establish business relationships with its counterparties based on the Portfolio’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Portfolio’s establishment of its business relationships, nor is it expected that the Portfolio’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Portfolio’s creditworthiness.

     Purchases and sales of securities for a Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. The Investment Adviser and its advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

     Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

     The Investment Adviser may select brokers (including, without limitation, Affiliates of the Investment Adviser) that furnish the Investment Adviser, the Portfolios, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolios and to such other BlackRock client accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment

Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

     The Investment Adviser may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Adviser believes are useful in their investment decision-making process. The Investment Adviser may from time to time choose not to engage in the above described arrangements to varying degrees.

     BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolios, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

     It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Portfolio. Increasing a Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Portfolio acquired for their own accounts. A large redemption of shares of a Portfolio by BlackRock or its affiliates could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

     It is possible that a Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC or Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Portfolio also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for a Portfolio, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Portfolio’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

     BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Portfolios. With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain Portfolios or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater than the remuneration and profitability resulting from other Portfolios or products.

     BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to the unaffiliated investment adviser, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

     BlackRock may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Portfolios, or who engage in transactions with or for the Portfolios. For example, BlackRock may participate in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help BlackRock understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Portfolios may receive fees from BlackRock or the Portfolios in connection with the distribution of shares in the Portfolios or other BlackRock products. For example, BlackRock may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Investment Adviser. BlackRock may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. BlackRock’s membership in such organizations allows BlackRock to participate in these conferences and educational forums and helps BlackRock interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, BlackRock’s personnel, including employees of BlackRock, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Portfolios or that may recommend investments in the Portfolios. In addition, BlackRock, including the Investment Adviser, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. BlackRock’s personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Portfolios or other dealings with the Portfolios that create incentives for them to promote the Portfolios or certain portfolio transactions.

     To the extent permitted by applicable law, BlackRock may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Portfolios and/or other BlackRock products. In addition to placement fees, sales loads or similar distribution charges, such payments may be made out of BlackRock’s assets, or amounts payable to BlackRock rather than a separately identified charge to the Portfolios or other products. Such payments may compensate Intermediaries for, among other things: marketing the Portfolios and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Portfolios and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by BlackRock may also compensate Intermediaries for sub-accounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products.

     The payments made by BlackRock may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

     To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by BlackRock. In connection with any such investments, a Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Portfolio bearing some additional expenses.

     The Investment Adviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for the Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Portfolio and the Investment Adviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio’s portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

     The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Portfolio, except that the Portfolio may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Portfolios and/or the Investment Adviser by the Commission. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Portfolio to purchase and another client to sell, or the Portfolio to sell and another client to purchase, the same security or instrument on the same day.

     From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another Affiliate and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when the Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Portfolios wish to purchase or sell. However, if permitted by applicable law, the Portfolios may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

     The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolios or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Adviser on behalf of clients (including the Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Adviser on behalf of clients (including the Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Adviser, in its sole discretion, deem it appropriate.

     Present and future activities of BlackRock and its Affiliates, including the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

Selective Disclosure of Portfolio Holdings

     Pursuant to policies and procedures adopted by the Fund and the Investment Adviser, the Fund and the Investment Adviser may, under certain circumstances as set forth below, make selective disclosure with respect to a Portfolio’s portfolio holdings. The Fund’s Board of Directors has approved the adoption by the Fund of the policies and procedures set forth below, and has delegated to the Investment Adviser the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board of Directors provides ongoing oversight of the Fund’s and Investment Adviser’s compliance with the policies and procedures. As part of this oversight function, the Directors receive from the Fund’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedure, including reports on any violations of these policies and procedures that may occur. In addition, the Directors receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.

     Examples of the information that may be disclosed pursuant to the Fund’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the portfolio manager’s discussion of Portfolio performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Fund may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell a Portfolio’s shares, affiliates of the Fund, third party service providers to the Fund, lenders to the Fund, and independent rating agencies and ranking organizations. The Fund, the Investment Adviser and it affiliates receive no compensation or other consideration with respect to such disclosures.

     Subject to the exceptions set forth below, Confidential Information relating to a Portfolio may not be disclosed to persons not employed by the Investment Adviser or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., Fund annual report), through a press release or placement on a publicly-available internet web site, including our web site at www.blackrock.com. If the Confidential Information has not been publicly disclosed, an employee of the Investment Adviser who wishes to distribute Confidential Information relating to a Portfolio must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Investment Adviser will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Investment Adviser’s Legal department in which the person or company (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of the an attorney in the Investment Adviser’s Legal department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Investment Adviser’s Legal department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Investment Adviser’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of a Portfolio’s shareholders. In connection with day-to-day portfolio management, the Fund may disclose Confidential Information to executing brokers-dealers that is less than 30 days old in order to facilitate the purchase and sale of portfolio holdings. The Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Portfolio and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Investment Adviser’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of a Portfolio’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Investment Adviser’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Services Arrangements — Potential Conflicts of Interest” in this Statement of Additional Information.

     Confidential Information — whether or not publicly disclosed — may be disclosed to Fund Directors, the independent Directors’ counsel, the Fund’s outside counsel, the Fund’s accounting services provider and the

Fund’s independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Fund’s Chief Compliance Officer or the Investment Adviser’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Fund’s and Investment Adviser’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

     The Investment Adviser has entered into ongoing arrangements to provide monthly and quarterly selective disclosure of Portfolio portfolio holdings to the following persons or entities:

     Fund’s Board of Directors and, if necessary independent Directors’ counsel and Fund counsel

     Fund’s Transfer Agent

     Fund’s Independent Registered Public Accounting Firm

     Fund’s accounting services provider — State Street Bank and Trust Company

     Fund Custodian

     Independent Rating Agencies — Morningstar, Inc. and Lipper Inc.

     Information aggregators — Wall Street on Demand and Thomson Financial eVestment Alliance and Informa PSN investment solutions

     Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

     Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC;

     Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates

     Other than with respect to the Board of Directors, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. Each Director has a fiduciary duty as a director to act in the best interests of the Fund and its shareholders. Selective disclosure is made to the Fund’s Board of Directors and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Fund. Selective disclosure is made to the Fund’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Fund, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Investment Adviser’s Legal department. Disclosure is made to 401(K) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

     The Fund and the Investment Adviser monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Investment Adviser’s Code of Ethics and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit —the Investment Adviser’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Investment Adviser’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Investment Adviser maintains an internal restricted list to prevent trading by the personnel of the Investment Adviser or its affiliates in securities — including securities held by a Portfolio — about which the Investment Adviser has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Portfolio portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

INVESTMENT ADVISORY ARRANGEMENTS

     The Fund has entered into an investment advisory agreement relating to the Portfolios with BlackRock Advisors, LLC (the “Investment Advisory Agreement”), an indirect, wholly owned subsidiary of BlackRock, Inc. Prior to September 29, 2006, Merrill Lynch Investment Managers, L.P. (“MLIM”), an indirect, wholly owned subsidiary of ML & Co. acted as the Fund’s Investment Adviser and was compensated according to the same investment advisory fee rate schedules as discussed below.

     Pursuant to the Investment Advisory Agreement, the Investment Adviser may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of the Manager, to perform management services with respect to the Fund. In addition, the Manager may delegate certain of its management functions under the Management Agreement to one or more of its affiliates to the extent permitted by applicable law. The Manager may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

     The Investment Adviser has entered into a separate sub-advisory agreement with respect to certain Portfolios with each of the following sub-advisers (each, a “Sub-Adviser”): BlackRock Investment Management, LLC (“BIM”) (Fundamental Growth Portfolio, Large Cap Portfolio, Global Allocation Portfolio and the equity portion of Balanced Capital Portfolio); BlackRock Financial Management, Inc. (“BFM”) (Government Income Portfolio, High Income Portfolio, Total Return Portfolio, and the fixed income portion of Balanced Capital Portfolio); BlackRock Asset Management U.K. Limited (“BAM UK”) (Global Allocation Portfolio); and BlackRock Institutional Management Corporation (“BIMC”) (Money Market Portfolio). Each Sub-Advisor is an indirect, wholly owned subsidiary of BlackRock, Inc. and an affiliate of the Investment Adviser. Each Sub-Adviser is responsible for the day to day management of the Portfolios it sub-advises.

     The Investment Advisory Agreement and each sub-advisory agreement will continue in effect for an initial period of two years and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the respective Portfolios, and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act), of any such party. The Investment Advisory Agreement and the sub-advisory agreements are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by the vote of the shareholders of the Fund.

     Advisory Fee. The Investment Advisory Agreement provides that as compensation for its services to the Fund, the Investment Adviser receives monthly compensation with respect to the Portfolios according to the following schedule:

Aggregate average daily net assets of the eight combined Portfolios	Advisory Fee
Not exceeding $250 million	0.50%
In excess of $250 million but not exceeding $300 million	0.45%
In excess of $300 million but not exceeding $400 million	0.40%
In excess of $400 million but not exceeding $800 million	0.35%
In excess of $800 million	0.30%

     These fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates above applicable to portions of the assets of each Portfolio to the extent that the aggregate average daily net assets of the eight combined Portfolios exceed $250 million, $300 million, $400 million and $800 million (each such amount being a “breakpoint level”). The portion of the assets of a Portfolio to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight combined Portfolios that falls within that breakpoint level by the aggregate average daily net assets of the eight combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average daily net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

     The following tables show the investment advisory fees paid to the Investment Adviser and to MLIM, the Fund’s previous investment adviser, with respect to each Portfolio for the last three fiscal years:

	Fees Paid to the Investment Advisor For the Year Ended			Fees Waived by the Investment Advisor For the Year Ended			Net Fees For the Year Ended

	2007	2006(a)	2005	2007	2006(a)	2005	2007	2006(a)	2005
Balanced Capital	$2,884,097	$720,551	N/A	$ 0	$ 0	N/A	$2,884,097	$720,551	N/A
Fundamental Growth	$ 766,516	$197,122	N/A	$ 0	$ 0	N/A	$ 766,516	$197,122	N/A
Global Allocation	$1,087,328	$250,864	N/A	$ 8,587	$21,537	N/A	$1,078,741	$229,327	N/A
Government Income	$ 536,624	$145,937	N/A	$ 5,308	$ 0	N/A	$ 531,316	$145,937	N/A
High Income	$ 188,462	$ 48,489	N/A	$35,929	$ 1,785	N/A	$ 152,533	$ 46,704	N/A
Large Cap Core	$1,088,099	$267,690	N/A	$ 0	$ 0	N/A	$1,088,099	$267,690	N/A
Money Market	$1,036,259	$257,767	N/A	$ 0	$ 0	N/A	$1,036,259	$257,767	N/A
Total Return	$ 383,009	$ 99,214	N/A	$ 3,220	$ 2,412	N/A	$ 379,789	$ 96,802	N/A

	Fees Paid to MLIM For the Year Ended			Fees Waived by MLIM For the Year Ended			Net Fees by MLIM For the Year Ended

	2007	2006(b)	2005	2007	2006(b)	2005	2007	2006(b)	2005
Balanced Capital	N/A	$2,120,913	$2,920,367	N/A	$ 0	$ 0	N/A	$2,120,913	$2,920,367
Fundamental Growth	N/A	$ 627,121	$ 908,139	N/A	$ 0	$ 0	N/A	$ 627,121	$ 908,139
Global Allocation	N/A	$ 706,454	$ 825,820	N/A	$ 5,558	$33,237	N/A	$ 700,896	$ 792,583
Government Income	N/A	$ 442,409	$ 583,997	N/A	$ 0	$ 0	N/A	$ 442,409	$ 583,997
High Income	N/A	$ 144,471	$ 245,410	N/A	$15,079	$11,785	N/A	$ 129,392	$ 233,625
Large Cap Core	N/A	$ 780,146	$ 940,288	N/A	$ 0	$ 0	N/A	$ 780,146	$ 940,288
Money Market	N/A	$ 777,556	$1,117,925	N/A	$ 0	$ 0	N/A	$ 777,556	$1,117,925
Total Return	N/A	$ 296,776	$ 441,347	N/A	$17,475	$ 3,138	N/A	$ 279,301	$ 438,209

(a)	For the period September 29, 2006 to December 31, 2006.
(b)	For the period January 1, 2006 to September 29, 2006.

     The table below sets forth information about the total sub-advisory fees paid to each Sub-Adviser for the following periods:

Fiscal Year Ended	Paid to BIM		Paid to BFM		Paid to BIMC		Paid to BAM UK
Balanced Capital
2007	$1,061,257		$1,061,257		N/A		N/A
2006	$ 272,549	(a)	$ 272,549	(a)	N/A		N/A
Fundamental Growth
2007	$ 563,580		N/A		N/A		N/A
2006	$ 149,300	(a)	N/A		N/A		N/A
Global Allocation
2007	$ 397,237		N/A		N/A		$82,681
2006	$ 87,001	(a)	N/A		N/A		$18,105	(a)
Government Income
2007	N/A		$ 313,398		N/A		N/A
2006	N/A		$ 87,173	(a)	N/A		N/A
High Income
2007	N/A		$ 92,307		N/A		N/A
2006	N/A		$ 27,865	(a)	N/A		N/A
Large Cap Core
2007	$ 800,356		N/A		N/A		N/A
2006	$ 202,663	(a)	N/A		N/A		N/A
Money Market
2007	N/A		N/A		$611,437		N/A
2006	N/A		N/A		$153,857	(a)	N/A
Total Return
2007	N/A		$ 224,404		N/A		N/A
2006	N/A		$ 57,744	(a)	N/A		N/A

(a)	For the period September 29, 2006 to December 31, 2006.

     Payment of Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Portfolios, as well as the fees of all Directors of the Fund who are affiliated persons of the Investment Adviser. Each Portfolio pays all other expenses incurred in its operation, including a portion of the Fund’s general administrative expenses allocated on the basis of the Portfolio’s asset size. Expenses that will be borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under Federal, state or foreign laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Expenses which will be allocated on the basis of size of the respective Portfolios include directors’ fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (to the extent not paid for by the Distributor), SEC fees, accounting costs and other expenses properly payable by the Fund and allocable on the basis of size of the respective Portfolios. Any litigation costs may be directly applicable to the Portfolios or allocated on the basis of the size of the respective Portfolios. The Board of Directors has determined that this is an appropriate method of allocation of expenses. Certain accounting services are provided for the Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Fund. The Fund pays a fee for these services. Generally, only insurance company separate accounts may purchase Fund shares, for the benefit of such insurance company’s contract holders who elect to have all or a portion of their premium contributions invested in shares of the Funds. Accordingly, each insurance company separate account that owns shares of the Fund maintains omnibus accounts with the Fund’s transfer agent for the benefit of the insurance company’s contract owners, often resulting in considerable savings in administrative expenses for the Fund’s management. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to insurance companies and other financial intermediaries to compensate them for performing sub-transfer agency, recordkeeping and other administrative services on behalf of individual contract owners.

Portfolio Manager Information

Each Portfolio is managed by the portfolio manager or management team described in the Prospectus.

Other Portfolios and Accounts Managed

     Set forth below is information regarding other funds and accounts managed by each Portfolio’s Portfolio manager or managers as of December 31, 2007.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Fund and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts

Balanced Capital
Portfolio

Kurt Schansinger	2	4	3	0	0	0
	$2.35 billion	$473.4 million	$73.65 million	$0	$0	$0

Scott Amero	44	41	258	0	4	17
	$37.7 billion	$10.3 billion	$86.1 billion	$0	$1.6 billion	$6.1 billion

Matthew Marra	25	20	284	0	2	13
	$25 billion	$7.7 billion	$104,1 billion	$0	$1.7 billion	$6.4 billion

Andrew Phillips	31	22	294	0	2	16
	$27.1 billion	$8 billion	$121.7 billion	$0	$1.7 billion	$6.8 billion

Fundamental
Growth Portfolio

Thomas Burke	7	1	2	$0	$0	$0
	$6.1 billion	$53.8 million	$76.9 million	0	0	0

Global Allocation
Portfolio

Dennis Stattman	4	4	0	0	1	0
	$26.4 billion	$16.3 billion	$0	$0	$660.8 million	$0

Dan Chamby	4	4	0	0	1	0
	$26.4 billion	$16.3 billion	$0	$0	$660.8 million	$0

James Macmillan	8	19	12	0	1	2
	$32.5 billion	$19.7 billion	$1.2 billion	$0	$660.8 million	$119.9 million

Romualdo Roldan	4	4	0	0	1	0
	$26.4 billion	$16.3 billion	$0	$0	$660.8 million	$0

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Fund and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts

Government
Income Portfolio

Eric Pellicciaro	7	4	38	$0	1	4
	$3.0 billion	$1.4 billion	$22.6 billion	0	$108.5 million	$941.3 million

Andrew Phillips	31	22	294	$0	2	16
	$27.8 billion	$8 billion	$121.7 billion	0	$1.7 billion	$6.8 billion

High Income Portfolio

James E. Keenan	18	10	15	0	4	7
	$8.6 billion	$3.3 billion	$2.8 billion	$0	$2.2 billion	$1.6 billion

Jeffrey Gary	17	11	16	$0	5	6
	$8.6 billion	$2.9 billion	$7.1 billion	0	$2.0 billion	$853.4 million

Scott Amero	44	41	258	0	4	17
	$38.5 billion	$10.3 billion	$86.1 billion	$0	$1.6 billion	$6.1 billion

Kevin Booth	23	10	8	0	4	3
	$11.4 billion	$3.9 billion	$2 billion	$0	$1.8 billion	$447 million

Large Cap Core
Portfolio

Robert C. Doll, Jr.	22	13	20	0	0	10
	$21 billion	$7.7 billion	$3.6 billion	$0	$0	$1.4 billion

Daniel Hanson	22	13	20	0	0	10
	$21 billion	$7.7 billion	$3.6 billion	$0	$0	$1.4 billion

Total Return
Portfolio

Scott Amero	44	41	258	0	4	17
	$38.4 billion	$10.3 billion	$86.1 billion	$0	$1.6 billion	$6.1 billion

Matthew Marra	25	20	284	$0	2	13
	$25.7 billion	$7.7 billion	$104.1 billion	0	$1.7 billion	$6.4 billion

Andrew Phillips	31	22	294	$0	2	16
	$27.8 billion	$8 billion	$121.7 billion	0	$1.7 billion	$6.8 billion

     Portfolio Ownership

     As of the Fund’s fiscal year ended December 31, 2007, no portfolio manager beneficially owned any equity securities of any Portfolio because no portfolio manager had invested in the type of insurance contract through which the Portfolios must be purchased.

     Portfolio Manager Compensation Overview

     BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

     Due to Mr. Doll’s unique position (as Portfolio Manager, Vice Chairman and Director of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in the determination of his incentive compensation but, given his multiple roles and the various compensation components, the performance of his fund(s) is not the primary driver of his compensation.

     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

     Discretionary Incentive Compensation

     1. Balanced Capital Portfolio (equity portfolio), Fundamental Growth Portfolio, Global Allocation Portfolio and Large Cap Core Portfolio

     Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for each fund or component thereof include the following:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Thomas Burke	BlackRock Fundamental	Lipper Large-Cap Growth Funds
	Growth Portfolio	classification

Dan Chamby	BlackRock Global Allocation	S&P 500® Index, FTSE World Index
	Portfolio	ex US, Merrill Lynch 5 Year Treasury
Index, Citigroup World Government
Bond Index

Robert C. Doll, Jr.	BlackRock Large Cap Core	Lipper Multi-Cap Core Funds
	Portfolio	classification

Daniel Hanson	BlackRock Large Cap Core	Lipper Multi-Cap Core Funds
	Portfolio	classification

James Macmillan	BlackRock Global Allocation
	Portfolio (European component)	MSCI Europe Index

Romualdo Roldan	BlackRock Global Allocation	S&P 500® Index, FTSE World Index ex
	Portfolio	US, Merrill Lynch 5 Year Treasury Index,
Citigroup World Government Bond Index

Kurt Schansinger	BlackRock Balanced Capital	Lipper Mixed-Asset Target Allocation
	Portfolio	Growth Funds classification

Dennis Stattman	BlackRock Global Allocation	S&P 500® Index, FTSE World Index ex
	Portfolio	US, Merrill Lynch 5 Year Treasury Index,
Citigroup World Government Bond Index

     Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

     2. Balanced Capital Portfolio (fixed income portfolio), Government Income Portfolio, High Income Portfolio and Total Return Portfolio

     Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include the following:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Scott Amero	BlackRock Balanced Capital Portfolio	A combination of market-based indices
	BlackRock Total Return Portfolio	(e.g., Citigroup 1-Year Treasury Index,
	BlackRock High Income V.I. Fund	Merrill Lynch 1-3 Year Treasury Index,
Lehman Brothers Intermediate
Government Index, Lehman Brothers
Intermediate Gov/Credit Index, Lehman
Brothers Aggregate Index, Lehman
Brothers Intermediate Aggregate Index,
Lehman Brothers U.S. Corporate High
Yield 2% Issuer Cap Index and others),
certain customized indices and certain
fund industry peer groups.

Kevin Booth	BlackRock High Income Portfolio	A combination of market-based indices
(e.g., The Lehman Brothers U.S.
Corporate High Yield 2% Issuer Cap
Index), certain customized indices and
certain fund industry peer groups.

Jeffrey Gary	BlackRock High Income Portfolio	A combination of market-based indices
(e.g., The Lehman Brothers U.S.
Corporate High Yield 2% Issuer Cap
Index), certain customized indices and
certain fund industry peer groups.

James Keenan	BlackRock High Income Portfolio	A combination of market-based indices
(e.g., The Lehman Brothers U.S.
Corporate High Yield 2% Issuer Cap
Index), certain customized indices and
certain fund industry peer groups.

Matthew Marra	BlackRock Balanced Capital Portfolio	A combination of market-based indices
	BlackRock Total Return Portfolio	(e.g., Lehman Brothers Intermediate
Government Index, Lehman Brothers
Intermediate Government/Credit Index,
Lehman Brothers U.S. Aggregate Index),
certain customized indices and certain
fund industry peer groups.

Eric Pellicciaro	BlackRock Government Income	A combination of market-based indices
	Portfolio	(e.g., custom 50% Lehman Brothers
Mortgage /50% Merrill Lynch 10-Year
Treasury Index, Lehman GNMA MBS
Index), certain customized indices and
certain fund industry peer groups.

Portfolio Manager	Funds Managed	Applicable Benchmarks
Andrew Phillips	BlackRock Balanced Capital Portfolio	A combination of market-based indices
	BlackRock Total Return Portfolio	(e.g., Custom 50% Lehman Brothers
	BlackRock Government Income	Mortgage /50% Merrill Lynch 10-Year
	Portfolio	Treasury Index, Lehman GNMA MBS
Index, Lehman Brothers Intermediate
Government Index, Lehman Brothers
Intermediate Government/Credit Index,
Lehman Brothers U.S. Aggregate Index),
certain customized indices and certain
fund industry peer groups.

     BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance of equity funds is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable. Performance for other funds is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

     Distribution of Discretionary Incentive Compensation

     Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

     Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

     Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

     Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other proprietary mutual funds. Each portfolio manager has participated in the deferred compensation program.

     Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero, Marra, Pellicciaro and Phillips have each been granted stock options and/or restricted stock in prior years.

     Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager except Mr. Macmillan is eligible to participate in these plans.

     United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a Group Personal Pension Plan (GPPP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the GPPP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The GPPP offers a range of investment options, including several collective investment funds managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a passive balanced managed fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Mr. Macmillan is eligible to participate in these plans.

     Potential Material Conflicts of Interest – All Portfolios

     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one Portfolio or account.

     BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Funds. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. In this regard, it should be noted that Messrs. Amero, Booth, Chamby, Doll, Gary, Hanson, Keenan, Macmillan, Marra, Pellicciaro, Phillips, Roldan and Stattman currently manage certain accounts that are subject to performance fees. In addition, Messrs. Amero, Keenan and Pellicciaro assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

     As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

DETERMINATION OF NET ASSET VALUE

     The net asset value of each Portfolio (other than the Money Market Portfolio) is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on the prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is open on business days other than national holidays and Good Friday. The net asset value per share of a Portfolio (other than the Money Market Portfolio) is computed by dividing the sum of the value of the securities plus any cash or other assets (including interest and dividends accrued) held by such Portfolio minus all liabilities (including accrued expenses) by the total number of shares outstanding of that Portfolio at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily.

     In accordance with the SEC rule applicable to the valuation of the portfolio securities of the Money Market Portfolio and consistent with its operating policies, the Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of 397 calendar days or less only, and invest only in securities determined by the directors to be of high quality with minimal credit risks and which meet certain credit standards prescribed by the rule. In addition, the directors have established procedures designed to stabilize, to the extent reasonably possible, the Portfolio’s price per share as computed for the purpose of sales and redemptions at $1.00. The Money Market Portfolio calculates net asset value using amortized cost. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated pursuant to the amortized cost method will be reported to the directors by the Investment Adviser. In the event the directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Portfolio will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share by using available market quotations.

     If in the view of the Board of Directors of the Fund it is inadvisable to continue the practice of maintaining the net asset value of the Money Market Portfolio at $1.00 per share, the Board of Directors of the Fund reserves the right to alter the procedure. The Fund will notify the Accounts of any such alteration.

     Securities held by each Portfolio with a remaining maturity of 60 days or less are valued on an amortized cost basis, unless particular circumstances dictate otherwise. Under this method of valuation, the security is initially valued at cost on the date of purchase (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity); and thereafter the Portfolios assume a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. For purposes of this method of valuation, the maturity of a variable rate certificate of deposit and variable amount master demand note is deemed to be the next coupon date on which the interest rate is to be adjusted. If, due to the impairment of the creditworthiness of the issuer of a security held by a Portfolio or to other factors with respect to such security, the fair value of such security is not fairly reflected through the amortized cost method of valuation, such security will be valued at fair value as determined in good faith by the Board of Directors.

     Securities that are held by a Portfolio that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter (“OTC”) market, NASDAQ Small Cap Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

     Options written are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges.

     Repurchase agreements are valued at cost plus accrued interest. Each Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

     Generally, trading in foreign securities, as well as U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Portfolio’s shares are determined as of such times. Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Portfolio’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     If the securities in which a particular Portfolio invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. The cost of executing portfolio securities transactions of each Fund will primarily consist of brokerage commissions or underwriter or dealer spreads.

     While the Investment Adviser seeks to obtain the most favorable net results in effecting transactions in the Fund’s portfolio securities, dealers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. If, in the judgment of the Investment Adviser, a particular Portfolio or Portfolios will be benefited by such supplemental research services, the Investment Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Investment Adviser may use such supplemental research in providing investment advice to its other investment advisory accounts.

     Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers or dealers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based upon brokerage or research services provided to the Investment Adviser and its clients, including the Fund. The Investment Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

     Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, such as the Investment Adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

     To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might utilize Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Investment Adviser’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Fund to the Investment Adviser are not reduced as a result of the Investment Adviser’s receipt of research services.

     In some cases the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

     From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

     The Investment Adviser does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Investment Adviser neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

     Information about the brokerage commissions paid by the Fund, including commissions paid to Affiliates, is set forth in the following table:
Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
2007	$1,379,383	$170,196
2006	$1,038,793	$132,788
2005	$1,159,944	$ 96,020

     For the fiscal year ended December 31, 2007, the brokerage commissions paid to Affiliates represented 12.34% of the aggregate brokerage commissions paid and involved 1.74% of the Fund’s dollar amount of transactions involving payment of commissions during the year.

     The following table shows the dollar amount of brokerage commissions paid to brokers by certain Portfolios for providing research services and the approximate amount of the transactions involved for the Fund’s fiscal year ended December 31, 2007. The provision of research services was not necessarily a factor in the placement of all brokerage business with such brokers.

Fund Name	$ Amount of Commissions Paid to Brokers for Providing Third Party Research Services	Amount of Brokerage Transactions Involved
Balanced Capital Portfolio	$ 386,925	331
Fundamental Growth Portfolio	$ 339,425	594
Global Allocation Portfolio	$3,507,615	2264

     The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. For the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005, respectively, the lending agent received $22,744, $34,280 and $41,594 in securities lending agent fees from the Fund. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Investment Adviser or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Investment Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Investment Adviser’s waiver of a portion of its advisory fee.

     Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of the Fund’s portfolio securities unless an exemptive order allowing such transactions is obtained from the SEC. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Fund, including Merrill Lynch Government Securities Inc. (“GSI”), Merrill Lynch Money Markets Inc. (“MMI”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), may not serve as dealers in connection with such transactions except pursuant to exemptive orders from the Securities and Exchange Commission, such as the order described below. However, affiliated persons of the Fund may serve as its broker in over-the-counter or other transactions conducted on an agency basis, subject to the Fund’s policy of obtaining best price and execution. The Fund may not purchase securities from any underwriting syndicate of which Merrill Lynch, PNC or their affiliates are members except in accordance with rules and regulations under the Investment Company Act.

     The SEC has issued an exemptive order permitting the Fund to conduct principal transactions with respect to the Money Market Portfolio with GSI and MMI in United States Government and government agency securities, and certain other money market securities, subject to a number of conditions, including conditions designed to insure that the prices to the Portfolio available from GSI and MMI are equal to or better than those available from other sources. GSI and MMI have informed the Fund that they will in no way, at any time, attempt to influence or control the activities of the Fund or the Investment Adviser in placing such principal transactions. The exemptive order allows GSI and MMI to receive a dealer spread on any transaction with the Fund no greater than their customary dealer spreads for transactions of the type involved.

Exemptive Order Information for Principal Transactions with Money Market Portfolio:

     The number and dollar value of transactions engaged in by the Fund pursuant to an outstanding exemptive order are as follows:

Fiscal Year Ended	Number	Dollar Volume
2007	11	$ 28,234,962
2006	23	$169,395,212
2005	15	$ 65,264,092

     Certain court decisions have raised questions as to whether investment companies should seek to “recapture” brokerage commissions and underwriting and dealer spreads by effecting their purchases and sales through affiliated entities. In order to effect such an arrangement, the Fund would be required to seek an exemption from the Investment Company Act so that it could engage in principal transactions with affiliates. The Board of Directors has considered the possibilities of seeking to recapture spreads for the benefit of the Fund and, after reviewing all factors deemed relevant, has made a determination not to seek such recapture at this time. The Board will reconsider this matter from time to time. The Fund will take such steps as may be necessary to effect recapture, including the filing of applications for exemption under the Investment Company Act, if the Directors should determine that recapture is in the best interests of the Fund or otherwise required by developments in the law. The Investment Adviser has arranged for the Fund’s Custodian to receive on behalf of the Fund any tender offer solicitation fees payable with respect to portfolio securities of the Fund.

Regular Broker/Dealer Information:

     The value of the Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) purchased during the fiscal year ended December 31, 2007 are as follows:

Balanced Capital Regular Broker-Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
Morgan Stanley	E	$9,560
Morgan Stanley	D	$5,226
Citigroup, Inc.	E	$3,091
Citigroup, Inc.	D	$2,911
Lehman Brothers Holdings, Inc.	D	$2,781
The Goldman Sachs Group, Inc.	D	$1,781
The Bear Stearns Cos., Inc.	D	$1,765
UBS AG	D	$1,299
Credit Suisse Guernsey Ltd.	D	$ 958
Goldman Sachs Capital II	D	$ 369
Lehman Brothers Holdings Capital Trust V	D	$ 116

Fundamental Growth
Regular Broker-Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
None

Global Allocation
Regular Broker-Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
Morgan Stanley	D	$2,219
UBS AG	D	$2,169
Citigroup, Inc.	E	$ 683
Credit Suisse Group	E	$ 520
UBS AG	E	$ 477
Morgan Stanley	E	$ 5

Government Income
Regular Broker-Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
None

High Income
Regular Broker-Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
Citigroup, Inc.	D	$209

Large Cap Core
Regular Broker-Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
None

Money Market
Regular Broker-Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
Citibank, NA	D	$6,000
UBS AG Stamford	D	$5,350
Citigroup Funding, Inc.	D	$3,356
Goldman Sachs Group, Inc.	D	$4,100

Total Return Fund
Regular Broker-Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000’s)
Morgan Stanley	D	$1,193
Lehman Brothers Holdings, Inc.	D	$1,179
Citigroup, Inc.	D	$ 834
The Bear Stearns Cos., Inc.	D	$ 736
The Goldman Sachs Group, Inc.	D	$ 730
UBS AG	D	$ 549
Credit Suisse Guernsey Ltd.	D	$ 385
Citigroup Capital XXI	D	$ 376
Goldman Sachs Capital II	D	$ 156
Lehman Brothers Holdings Capital Trust V	D	$ 49

Portfolio Turnover

     The Investment Adviser will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in the general market, economic or financial conditions. A Portfolio’s portfolio turnover rate is calculated by dividing the lesser of the Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. For the fiscal years ended 2007 and 2006, the Government Income Portfolio’s portfolio turnover rate was 2,313% and 425%, respectively, and Balanced Capital Portfolio’s portfolio turnover rate was 451% and 113%, respectively. The increase in portfolio turnover from the prior year for Government Income Portfolio and Balanced Capital Portfolio was affected by a number of factors. First, market conditions led the managers to conclude that the Portfolios could benefit from active trading, particularly in view of the relatively low transaction costs associated with the instruments traded in this way. Second, certain derivative strategies employed by the managers in response to market conditions resulted in increased turnover. Third, some increased turnover resulted from adjustments to the investment portfolios associated with the management transition from MLIM to the Investment Adviser. Last, redemption activity in the Portfolios also contributed to increased turnover. High portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends and/or ordinary income dividends. See “Dividends and Taxes — Taxes.” High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

PURCHASE OF SHARES

     The Fund continuously offers shares of each Portfolio at prices equal to the respective per share net asset value of the Portfolios. BlackRock Distributors, Inc. (“BDI”) and FAM Distributors, Inc. (“FAMD”), each acts as the distributor of the shares. FAMD is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. and BDI is an affiliate of the Investment Adviser. Net asset value is determined in the manner set forth under “Determination of Net Asset Value.” The Fund and the Distributors reserve the right to suspend the sale of shares of each Fund in response to conditions in the securities markets or otherwise. Any order may be rejected by the Fund or the Distributors.

     Generally, only insurance company separate accounts may purchase Fund shares, for the benefit of such insurance company’s contract holders who elect to have all or a portion of their premium contributions invested in shares of the Fund. Accordingly, each insurance company separate account that owns shares of the Fund maintains omnibus accounts with the Fund’s transfer agent for the benefit of the insurance company’s contract owners, often resulting in considerable savings in administrative expenses for the Fund’s management. The Investment Adviser, the Distributors or their affiliates may make payments out of their own resources to insurance companies and other financial intermediaries to compensate them for performing sub-transfer agency, recordkeeping and other administrative services on behalf of individual contract owners. The aggregate amount of these payments may be substantial. From time to time, the Investment Adviser, the Distributors or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

REDEMPTION OF SHARES

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the SEC or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the SEC as a result of which disposal of portfolio securities or determination of the net asset value of each Portfolio is not reasonably practicable, and for such other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

     The Fund has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Reference is made to “Other Important Information — Dividends and Taxes” in the Prospectus.

Federal Income Taxes

     Under the Code, each Portfolio of the Fund will be treated as a separate corporation for federal income tax purposes and, thus, each Portfolio is required to satisfy the qualification requirements under the Code for treatment as a regulated investment company. There will be no offsetting of capital gains and losses among the Portfolios.

     Each Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as it so qualifies, a Portfolio (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders. The Fund intends to distribute substantially all of such income. To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action.

DISTRIBUTION AND OTHER SERVICE ARRANGEMENTS

     Distribution and Other Arrangements. The Fund has entered into separate distribution agreements (the “Distribution Agreements”) with FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc. (“BDI”) with respect to the sale of the Fund’s shares to the Distributors for resale to Insurance Companies’ accounts. Such shares will be sold at their respective net asset values and therefore will involve no sales charge. Each Distributor is an affiliate of the Investment Adviser. FAMD is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. and BDI is an affiliate of BlackRock.

     The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreements described above.

     The Investment Adviser, the Distributors and their affiliates may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Portfolio). From time to time, the Investment Adviser, the Distributors or their affiliates may compensate affiliated and unaffiliated insurance companies or other financial intermediaries (“Service Organizations”) for the sale and distribution of shares of a Portfolio or for services to a Portfolio and its contract holders. These payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of a Portfolio and payments for providing extra employee training and information relating to a Portfolio; “listing” fees for the placement of the Portfolios on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to a Portfolio; “marketing support” fees for providing assistance in promoting the sale of the Portfolio shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by the Investment Adviser, the Distributors and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from the Investment Adviser’s, the Distributors’ or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of a Portfolio’s shares or the amount a Portfolio will receive as proceeds from such sales.

     The payments described above may be made, at the discretion of FAMD, BDI, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Portfolio shares. Pursuant to applicable Financial Industry Regulatory Authority regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, AEGON USA, Inc.(1) In lieu of payments pursuant to the foregoing, the Investment Adviser, the Distributors or their affiliates may make payments to Service Organizations of an agreed-upon amount that will not exceed the amount that would have been payable pursuant to the above, and may also make similar payments to other Service Organizations.

     If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a

(1)	On December 31, 2007, Merrill Lynch sold its insurance business to AEGON USA Inc. Prior to that date, BlackRock made payments to Merrill Lynch in connection with the Merrill Lynch Insurance separate accounts’ investments in shares of the BlackRock Funds. BlackRock has continued to make payments to AEGON under the terms of the original agreement with Merrill Lynch since that date.

particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

     Furthermore, the Investment Adviser, the Distributors and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Investment Adviser, the Distributors and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

     Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Portfolio shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

     A Portfolio may enter into agreements with Service Organizations pursuant to which the Portfolio will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These payments are generally based on either (1) a percentage of the average daily net assets of Portfolio shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, the Investment Adviser, the Distributors or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

     Transfer Agency Services. PFPC, Inc. (“PFPC” or the “Transfer Agent”), a subsidiary of PNC, act as the Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with the Fund. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of insurance contract owners’ accounts. The Fund pays the Transfer Agent an annual fee per Portfolio for the services each Portfolio receives. Portfolio fees are calculated and paid monthly based on one-twelfth (1/12th) of the annual fee.

     The following table sets forth the transfer agency fees paid by the Fund to PFPC and to Financial Data Services, Inc. (“FDS”), the Fund’s previous transfer agent, for the periods indicated.

     Transfer Agent Fees:

Fiscal Year Ended	Paid to FDS		Paid to PFPC
2007	N/A		$40,000
2006	$52,304	(1)	$17,696	(2)
2005	$148,542	(3)	N/A

(1)	For the period January 1, 2006 to September 29, 2006.
(2)	For the period September 29, 2006 to December 31, 2006.
(3)	Includes annual fees and one-time fee associated with mailing proxy statements to shareholders.

     Independent Registered Public Accounting Firm. The Audit Committee of the Fund, which is comprised of all of the Fund’s non-interested Directors, has selected an independent registered public accounting firm for the Fund that audits the Fund’s financial statements. Deloitte & Touche LLP, is the independent registered public accounting firm of the Fund.

     Custodian Services. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian of the Fund is The Bank of New York Mellon.

     Accounting Services. The Fund has entered into an agreement with State Street pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. The Investment Adviser provides certain additional accounting services to each Portfolio and the Fund reimburses the Investment Adviser for these services.

     The table below sets forth the fees paid by the Fund to States Street, the Investment Adviser and to MLIM, the Fund’s former investment adviser, for accounting services for the periods indicated:

	Fees Paid to State Street For the Year Ended			Fees Paid to MLIM For the Year Ended			Fee’s Paid to the Investment Adviser For the Year Ended
	2007	2006	2005	2007	2006(a)	2005	2007	2006(b)	2005
Balanced Capital	$ 298,545	$ 329,880	$ 330,829	N/A	$ 14,104	$ 20,448	$ 15,789	$ 4,017	N/A
Fundamental Growth	$ 77,969	$ 96,400	$ 103,425	N/A	$ 4,151	$ 6,435	$ 4,045	$ 1,128	N/A
Global Allocation	$ 111,917	$ 111,474	$ 91,899	N/A	$ 4,741	$ 6,102	$ 5,867	$ 1,380	N/A
Government Income	$ 59,945	$ 25,088	$ 68,414	N/A	$ 901	$ 3,832	$ 2,918	$ 261	N/A
High Income	$ 23,519	$ 72,790	$ 32,153	N/A	$ 3,010	$ 1,663	$ 1,046	$ 828	N/A
Large Cap Core	$ 113,124	$ 122,115	$ 104,691	N/A	$ 5,252	$ 7,824	$ 5,917	$ 1,455	N/A
Money Market	$ 106,142	$ 120,346	$ 126,197	N/A	$ 5,159	$ 7,477	$ 5,545	$ 1,476	N/A
Total Return	$ 44,064	$ 49,428	$ 53,508	N/A	$ 1,971	$ 2,960	$ 2,080	$ 555	N/A

Totals	$835,225	$927,521	$911,116	N/A	$39,289	$56,741	$43,207	$11,100	N/A

(a)	For the period January 1, 2006 to September 29, 2006
(b)	For the period September 29, 2006 to December 31, 2006.

PERFORMANCE DATA

     From time to time, the average annual total return and other total return data, as well as yield, of one or more of the Fund’s Portfolios may be included in advertisements or information furnished to present or prospective Contract Owners. Total return and yield figures are based on the Portfolio’s historical performance and are not intended to indicate future performance. Average annual total return and yield are determined in accordance with formulas specified by the SEC.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the offering price per share on the last day of the period. The yield for the 30-day period ending December 31, 2007 was 9.07% for the High Income Portfolio, 4.94% for the Total Return Portfolio, and 5.30% for the Government Income Portfolio.

     Total return and yield figures are based on the Portfolio’s historical performance and are not intended to indicate future performance. The Portfolio’s total return and yield will vary depending on market conditions, the securities comprising the Portfolio’s portfolio, the Portfolio’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Portfolio will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. The yield and total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

     On occasion, one or more of the Portfolios may compare its performance to that of the S&P 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data published by Lipper, Inc. or Variable Annuity Research Data Service or contained in publications such as those of Morningstar, Inc., as well as Chase Investment Performance Digest, Money Magazine, U.S. News & World Report, BusinessWeek, Financial

Services Weekly, Kiplinger Personal Finances, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine, Wall Street Journal, USA Today, Barrons, Strategic Insight, Donaghues, Investors Business Daily and Ibbotson Associates. As with other performance data, performance comparisons should not be considered indicative of the Portfolio’s relative performance for any future period.

     The Global Allocation Portfolio may also compare its performance to the performance of a reference portfolio, an unmanaged weighted index comprised as follows: 36% Standard & Poor’s Index, 24% FTSE World Index (ex-U.S.) Equities, 24% Merrill Lynch Treasury Index GA05, and 16% Citigroup World Government Bond Index (ex-U.S.). On occasion, the Portfolio may compare its performance to various indices, including the Financial Times/Standard & Poor’s-Actuaries World Index, the Dow Jones Industrial Average, the Standard & Poor’s 500 Index or other market indices; or to performance data published by Lipper Analytical Services, Inc., Morningstar, Inc. (“Morningstar”), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Portfolio may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time the Portfolio may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature.

     The Money Market Portfolio normally computes its annualized yield by determining the net change for a seven-day base period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365 an then dividing by seven. Under this calculation, the yield does not reflect realized and unrealized gains and losses on portfolio securities. The Securities and Exchange Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return by dividing the base period by seven, adding one to the quotient, raising the sum to the 365th power, and subtracting one from the result. This compounded yield calculation also excludes realized or unrealized gains or losses on portfolio securities.

     Set forth below is average annual return information for the shares of each of the Portfolios. The average annual total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease average annual total return.

AVERAGE ANNUAL TOTAL RETURN

Expressed as a Percentage Based on a Hypothetical $1,000 Investment
BALANCED CAPITAL PORTFOLIO:
One Year Ended December 31, 2007	5.64%
Five Years Ended December 31, 2007	10.65%
Ten Years Ended December 31, 2007	5.49%

FUNDAMENTAL GROWTH PORTFOLIO:
One Year Ended December 31, 2007	19.83%
Five Years Ended December 31, 2007	13.44%
Ten Years Ended December 31, 2007	6.97%

GLOBAL ALLOCATION PORTFOLIO:
One Year Ended December 31, 2007	17.96%
Five Years Ended December 31, 2007	18.84%
Ten Years Ended December 31, 2007	9.16%

HIGH INCOME PORTFOLIO:
One Year Ended December 31, 2007	2.75%
Five Years Ended December 31, 2007	9.76%
Ten Years Ended December 31, 2007	4.07%

Expressed as a Percentage Based on a Hypothetical $1,000 Investment
GOVERNMENT INCOME PORTFOLIO:
One Year Ended December 31, 2007	4.66%
Five Years Ended December 31, 2007	3.71%
Ten Years Ended December 31, 2007	5.39%

LARGE CAP CORE PORTFOLIO:
One Year Ended December 31, 2007	8.29%
Five Years Ended December 31, 2007	17.03%
Ten Years Ended December 31, 2007	8.21%

MONEY MARKET PORTFOLIO:
One Year Ended December 31, 2007	5.03%
Five Years Ended December 31, 2007	2.90%
Ten Years Ended December 31, 2007	3.68%

TOTAL RETURN PORTFOLIO:
One Year Ended December 31, 2007	4.47%
Five Years Ended December 31, 2007	4.04%
Ten Years Ended December 31, 2007	5.30%

     The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PROXY VOTING POLICIES AND PROCEDURES

     The Fund’s Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to each Portfolio’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Portfolio. Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Portfolio and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Portfolio. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Portfolios, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of the Investment Adviser’s clients are properly addressed and resolved.

     In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Committee”). The Committee, which is a sub-committee of the Investment Adviser’s Equity Investment Policy Oversight Committee (“EIPOC”), is comprised of a senior member of the Investment Adviser’s equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser’s Legal department appointed by the Investment Adviser’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Portfolio, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

     The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis – such as approval of mergers and other significant corporate transactions – akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Portfolio (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser’s clients, the Committee, in conjunction with a Portfolio’s portfolio manager, may determine that the Portfolio’s specific circumstances require that its proxies be voted differently.

     To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Portfolio in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

     The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Portfolio.

     From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an “Affiliate”), or a money management or other client of the Investment Adviser including investment companies for which the Investment Adviser provides investment advisory, administrative, and/or other services (each, a “Client”) is involved. The Proxy Voting Procedures and the Investment Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

     In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser’s normal voting guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties.

     In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Portfolio’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

  Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.
  Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.
  Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.
  Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.
  Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.
  Routine proposals related to requests regarding the formalities of corporate meetings.

  Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.
  Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

     Information about how a Portfolio voted proxies relating to securities held in the Portfolio’s portfolio during the most recent 12-month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission’s web site at http://www.sec.gov.

ORGANIZATION OF THE FUND

     The Fund was incorporated under the laws of the State of Maryland on September 4, 1980 as the Merrill Lynch Investment Series Fund, Inc. On January 16, 1981, the Fund changed its name to Merrill Lynch Series Fund, Inc. and on or about May 1, 2005, the Fund changed its name to FAM Series Fund, Inc. and effective September 29, 2006 to BlackRock Series Fund, Inc. The authorized capital stock of the Fund consists of 4,100,000,000 shares of Common Stock, par value $0.10 per share. The shares of Common Stock are divided into eighteen classes, Money Market Portfolio Common Stock, Government Income Portfolio Common Stock, Total Return Portfolio Common Stock, High Income Portfolio Common Stock, Large Cap Core Portfolio Common Stock, Fundamental Growth Portfolio Common Stock, Balanced Capital Portfolio Common Stock, and Global Allocation Portfolio Common Stock, and ten classes of Common Stock that have been designated classes A, B, C, D, E, F, G, H, I and J, respectively. The Fund has no present plan to issue shares of classes A, B, C, D, E, F, G, H, I or J Common Stock. Each class of Common Stock consists of 100,000,000 shares, except for the Money Market Portfolio, which has 2,000,000,000 authorized shares and the Balanced Capital Portfolio, which has 300,000,000 authorized shares. All shares of Common Stock have equal voting rights, except that only shares of the respective Portfolios are entitled to vote on matters concerning only that Portfolio. Pursuant to the Investment Company Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a class whose shareholders have not approved such matter. Each issued and outstanding share of a class is entitled to one vote and to participate equally in dividends and distributions declared with respect to such class and in net assets of such class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable, have no preference, pre-emptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any class are entitled to redeem their shares as set forth under “Redemption of Shares.” Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors. The Fund does not intend to hold meetings of shareholders unless under the Investment Company Act shareholders are required to act on any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of the selection of independent accountants.

Custodian

     The Bank of New York Mellon, One Wall Street, New York, New York 10286, is the Company’s Custodian.

Transfer and Dividend Disbursing Agent

     PFPC Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019, which is a wholly owned subsidiary of the PNC Financial Services Group, Inc., acts as the Company’s Transfer Agent and is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. PFPC will receive annual compensation from the Fund and will be entitled to reimbursement of out-of-pocket expenses.

Counsel and Independent Registered Public Accounting Firm

     Willkie Farr & Gallagher LLP, counsel to the Fund, passes on legal matters for the Fund in connection with the shares offered by the Prospectus. Deloitte & Touche LLP, is the independent registered public accounting firm of the Fund.

Shareholders Reports

     The Fund issues to its shareholders reports, at least semi-annually, containing unaudited financial statements and annual reports containing financial statements examined by auditors approved annually by the Directors.

Shareholder Inquiries

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

     To the knowledge of the Fund, the following entities owned beneficially or of record 5% or more of the shares of a Portfolio as of March 28, 2008.

Fund Name	Name and Address of Shareholder	Percent
BlackRock Balanced	MERRILL LYNCH PIERCE	100.00%
Capital Portfolio	FENNER & SMITH*
	4800 E Deerlake Dr 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Fundamental	MERRILL LYNCH PIERCE	100.00%
Growth Portfolio	FENNER & SMITH*
	4800 E Deerlake Dr 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Global	MERRILL LYNCH PIERCE	100.00%
Allocation Portfolio	FENNER & SMITH*
	4800 E Deerlake Dr 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Government	MERRILL LYNCH PIERCE	100.00%
Income Portfolio	FENNER & SMITH*
	4800 E Deerlake Dr 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock High	MERRILL LYNCH PIERCE	100.00%
Income Portfolio	FENNER & SMITH*
	4800 E Deerlake Dr 3rd Floor
	Jacksonville, FL 32246-6484

Fund Name	Name and Address of Shareholder	Percent
BlackRock Large Cap	MERRILL LYNCH PIERCE	100.00%
Core Portfolio	FENNER & SMITH*
	4800 E Deerlake Dr 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Money	MERRILL LYNCH PIERCE	100.00%
Market Portfolio	FENNER & SMITH*
	4800 E Deerlake Dr 3rd Floor
	Jacksonville, FL 32246-6484

BlackRock Total	MERRILL LYNCH PIERCE	100.00%
Return Portfolio	FENNER & SMITH*
	4800 E Deerlake Dr 3rd Floor
	Jacksonville, FL 32246-6484

*Record holders that do not beneficially hold the shares.

FINANCIAL STATEMENTS

     The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2007 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

Code #19058-0508

PART C. OTHER INFORMATION

Item 23. Exhibits.

Exhibit Number			Description
1	(a)	—	Articles of Incorporation of Registrant.(a)
	(b)	—	Articles of Amendment to Registrant’s Articles of Incorporation.(b)
	(c)	—	Articles of Amendment to Registrant’s Articles of Incorporation increasing the number of authorized shares of Registrant.(c)
	(d)	—	Certificate of Correction of Articles of Amendment of Registrant.(d)
	(e)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the redesignation of shares of common stock as Balanced Capital Strategy Portfolio Common Stock.(e)
	(f)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as High Yield Portfolio Common Stock.(f)
	(g)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Natural Resources Portfolio Common Stock and Global Allocation Strategy Portfolio Common Stock.(g)
	(h)	—	Form of Articles of Amendment to Registrant’s Articles of Incorporation increasing the number of authorized shares of Registrant.(h)
	(i)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the redesignation of shares of common stock as Balanced Portfolio Common Stock and increasing the authorized shares of Money Reserve Portfolio Common Stock.(i)
	(j)	—	Articles of Amendment to Articles Supplementary designating common stock of Merrill Lynch Global Strategy Portfolio, Merrill Lynch Growth Stock Portfolio, Merrill Lynch Long Term Corporate Bond Portfolio, and Merrill Lynch Multiple Strategy Portfolio.(p)
	(k)	—	Articles of Amendment to Articles Supplementary designating common stock of Merrill Lynch Capital Stock Portfolio.(p)
2		—	By-Laws of Registrant, as amended.(j)
3		—	None.
4	(a)	—	Form of Investment Advisory Agreement between the Registrant and BlackRock Advisors, LLC.(s)
	(b)	—	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Investment Management, LLC.(s)
	(c)	—	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Financial Management, Inc.(s)
	(d)	—	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Institutional Management Corporation.(s)
	(e)	—	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Asset Management U.K. Limited.(s)
	(f)	—	Fee Waiver/Expense Reimbursement Agreement.
5	(a)	—	Form of Distribution Agreement between the Registrant and BlackRock Distributors, Inc. (“BDI”).(s)
	(b)	—	Form of Distribution Agreement between the Registrant and FAM Distributors, Inc. (“FAMD”).(s)
6		—	None.
7		—	Form of Custodian Agreement.(k)

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8	(a)	—	Form of Unified Transfer Agency, and Dividend Disbursing Agreement with PFPC Inc.(l)
	(d)	—	Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(n)
	(e)	—	Form of Securities Lending Agency Agreement between the Registrant and QA Advisors LLC (now BlackRock Investment Management LLC) dated August 10, 2001.(q)
9		—	Opinion of Rogers & Wells (incorporated by reference to Registrant’s Rule 24f-2 notice of February 20, 1997).
10		—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.
11		—	None.
12		—	None.
13		—	None.
14		—	Rule 18f-3 Plan.(r)
15		—	Code of Ethics.(m)
16		—	Power of Attorney.(o)

(a)	Incorporated by reference to Exhibit No. 21(a) filed with Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A (“Pre-Effective Amendment No. 2”).
(b)	Incorporated by reference to Exhibit 1(b) filed with Pre-Effective Amendment No. 2.
(c)	Incorporated by reference to Exhibit 1(c) filed with Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A (“Post-Effective Amendment No. 4”).
(d)	Incorporated by reference to Exhibit 1(d) filed with Post-Effective Amendment No. 4.

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(e)	Incorporated by reference to Exhibit 1(e) filed with Post-Effective Amendment No. 4.
(f)	Incorporated by reference to Exhibit 1(f) filed with Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A (“Post-Effective Amendment No. 5”).
(g)	Incorporated by reference to Exhibit 1(g) filed with Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A.
(h)	Incorporated by reference to Exhibit 1(h) filed with Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A (“Post-Effective Amendment No. 9”).
(i)	Incorporated by reference to Exhibit 1(i) filed with Post-Effective Amendment No. 9.
(j)	Incorporated by reference to Exhibit 2 filed with Post-Effective Amendment No. 9.
(k)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of The Asset Program, Inc. (File No. 33-53887), filed on March 21, 2002.
(l)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Variable Series Funds, Inc. (File No. 2-74452) filed on April 23, 2007.
(m)	Incorporated by reference to Exhibit (r) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-2 of BlackRock Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on November 13, 2006.
(n)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.
(o)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of BlackRock Funds II (File No. 33-14259), filed on November 15, 2007.
(p)	Incorporated by reference to Exhibits 1(j) and 1(k) filed with Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A.
(q)	Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-48929) filed on July 24, 2002.
(r)	Incorporated by reference to identically numbered exhibit filed with Post-Effective Amendment No. 30.
(s)	Filed as an Exhibit to Post-Effective Amendment No. 36 to the Registration Statement filed on April 23, 2007.

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Item 24. Persons Controlled By or Under Common Control with Registrant.

The Registrant does not control any other person. Except that substantially all of Registrant’s issued and outstanding shares are and will be held by Monarch Life Insurance Company for its Variable Account A and by separate accounts of Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York, the Registrant is not under common control with any other person.

Item 25. Indemnification.

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant, except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys’ fees and judgments, fines and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant. Under each Distribution Agreement, the Registrant has agreed to indemnify the Distributor against any loss, liability, claim, damage or expense arising out of any untrue statement of a material fact, or an omission to state a material fact, in any registration statement, prospectus or report to shareholders of the Registrant. Reference is made to Article VI of Registrant’s Certificate of

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Incorporation, Article VI of Registrant’s By-laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of each Distribution Incorporation, Article VI of Registrant’s By-law liability insurance policy for its officers and directors.

Item 26. Business and Other Connections of Investment Adviser.

        (a) BlackRock Advisors, LLC is an indirect wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The list required by this Item 26 of officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801- 47710).

        (b) BlackRock Investment Management, LLC (“BIM”), is a subsidiary of BlackRock, Inc. BIM currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The information required by this Item 26 about officers and directors of BIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-56972).

        (c) BlackRock Financial Management, Inc. (“BFM”) is an indirect wholly owned subsidiary of BlackRock, Inc. BFM currently offers investment advisory services to investment companies and institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 31 of officers and directors of BFM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BFM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

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        (d) BlackRock Institutional Management Corporation (“BIMC”) is an indirect wholly owned subsidiary of BlackRock, Inc. BIMC currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 26 of officers and directors of BIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

        (e) BlackRock Asset Management U.K. Limited (“BAM U.K.”) acts as sub-adviser for a number of affiliated registered investment companies advised by BlackRock Advisors, LLC. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of BAM U.K. is 33 King William Street, London EC4R 9AS, England. The list required by this Item 26 about officers and directors of BAM U.K., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BAM U.K. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-31780).

Item 27. Principal Underwriters.

(a) FAMD and BDI act as the principal underwriters for each of the following open-end registered investment companies including the Registrant: FDP Series, Inc., BlackRock Financial Institutions Series Trust, Managed Account Series, BlackRock Balanced Capital Fund, Inc., BlackRock Basic Value Fund, Inc., BlackRock Bond Fund, Inc., BlackRock California Municipal Series Trust, BlackRock Commodity Strategies Fund, Inc. BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Focus Twenty Fund, Inc., BlackRock Focus Value Fund, Inc., BlackRock Fundamental Growth Fund, Inc., Merrill Lynch Funds for Institutions Series, BlackRock Global Allocation Fund, Inc., BlackRock Global Dynamic Equity Fund, BlackRock Global Emerging Markets Fund, Inc., BlackRock Global Financial Services Fund, Inc., BlackRock Global Growth Fund, Inc., BlackRock Global SmallCap Fund, Inc., BlackRock Healthcare Fund, Inc., BlackRock Index Funds, Inc., BlackRock International Fund of BlackRock Series, Inc., BlackRock Latin America Fund, Inc., BlackRock Large Cap Series Funds, Inc., BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Bond Fund, Inc., BlackRock Municipal Series Trust, BlackRock Natural Resources Trust, BlackRock Pacific Fund, Inc., BlackRock Principal Protected Trust, Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, BlackRock Series, Inc., BlackRock Series Fund, Inc., BlackRock Technology Fund, Inc., BlackRock Value Opportunities Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, BlackRock Utilities and Telecommunications Fund, Inc., BlackRock Variable Series Funds, Inc., BlackRock World Income Fund, Inc. and BlackRock Mid Cap Value Opportunities Series, Inc. FAMD and BDI also act as the principal underwriters for the following closed-end registered investment companies: BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc.

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        BDI currently also acts as distributor for BlackRock Funds, BlackRock Funds II, BlackRock Liquidity Funds and BlackRock Bond Allocation Target Shares.

        (b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081.

Name	Position(s) and Office(s) with FAMD	Position(s) and Office(s) with Registrant
Robert Zakem	President	None
Mitchell Cox	Director	None
Brian Hull	Director	None
John Fosina	Chief Financial Officer and Treasurer	None
Martin Byrne	Director	None
Adam Lantz	Secretary	None
Andrea Borton	Compliance Director	None

The following is a list of the directors and executive officers of BDI:

Name	Position with BDI
Thomas Deck	President; Chief Executive Officer
Michael Denofrio	Director
Nicholas Marsini	Director
Rita G. Adler	Chief Compliance Officer
John Munera	Anti-Money Laundering Officer
Jodi Jamison	Chief Legal Officer
Julie Bartos	Assistant Secretary; Assistant Clerk
Charlene Wilson	Treasurer; Chief Financial Officer; Financial & Operations Principal
Maria Schaffer	Assistant Treasurer; Controller
Bruno Di Stefano	Vice President
Susan K. Moscaritolo	Vice President, Secretary & Clerk
Jason Greim	Assistant Vice President
Carol Bommarito	Assistant Vice President

(c) Not applicable

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Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of:

(a) Registrant, 100 Bellevue Parkway, Wilmington, Delaware 19809.

        (b) BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser).

        (c) BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (records relating to its functions as sub-adviser).

        (d) BlackRock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022 (records relating to its functions as sub-adviser).

        (e) BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, Delaware, 19809 (records relating to its functions as sub-adviser).

        (f) BlackRock Asset Management U.K. Limited, 33 King William Street, London EC4R 9AS, England (records relating to its functions as sub-adviser).

        (g) FAM Distributors, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (records relating to its functions as distributor).

        (h) BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 (records relating to its functions as distributor).

        (i) PFPC Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019 (records relating to its functions as transfer agent and dividend disbursing agent).

Item 29. Management Services.

Other than as set forth in the Prospectus constituting Part A of the Registration Statement and under the captions “Management of the Company” and “Investment Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, there unto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 28th day of April, 2008.

BLACKROCK SERIES FUND, INC. (Registrant)

By	/s/ DONALD C. BURKE
(Donald C. Burke, President and Chief Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Donald C. Burke	President and Chief Executive Officer (Principal Executive Officer)	April 28, 2008

(Donald C. Burke)

/s/ Neal J. Andrews	Chief Financial Officer (Principal Financial and Accounting Officer)	April 28, 2008

(Neal J. Andrews)

James H. Bodurtha*	Director

(James H. Bodurtha)

Bruce R. Bond*	Director

(Bruce R. Bond)

Donald W. Burton*	Director

(Donald W. Burton)

Stuart E. Eizenstat*	Director

(Stuart E. Eizenstat)

Kenneth A. Froot*	Director

(Kenneth A. Froot)

Robert M. Hernandez*	Director

(Robert M. Hernandez)

John F. O’Brien*	Director

(John F. O’Brien)

Roberta Cooper Ramo*	Director

(Roberta Cooper Ramo)

Jean Margo Reid*	Director

(Jean Margo Reid)

David H. Walsh*	Director

(David H. Walsh)

Fred G. Weiss*	Director

(Fred G. Weiss)

Richard R. West*	Director

(Richard R. West)

Richard S. Davis*	Director

(Richard S. Davis)

Laurence D. Fink *	Director

(Laurence D. Fink)

Henry Gabbay*	Director

(Henry Gabbay)
April 28, 2008
*By: /s/ Donald C. Burke

(Donald C. Burke, Attorney-In-Fact)

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EXHIBIT INDEX

Exhibit Number			Description
4	(f)	—	Fee Waiver/Expense Reimbursement Agreement.
10		—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.